Exhibit 99.8

2025-26 Government Estimates General Revenue Fund

2025-26 Government Estimates General Revenue Fund Presented by the Honourable Nate Horner President of Treasury Board and Minister of Finance in the Legislative Assembly of Alberta February 27, 2025

ISBN  978-1-4601-6208-8

ISSN  2562-9174

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	5

Reconciliation of Supply Votes to Consolidated Fiscal Plan	6

Voted Amounts by Department	10

Statutory Amounts by Department	14

Non-Cash Amounts by Department	15

Entity Statutory Amounts by Ministry	17

DETAILS OF 2025-26 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	23

Affordability and Utilities	33

Agriculture and Irrigation	41

Arts, Culture and Status of Women	51

Children and Family Services	61

Education	67

Energy and Minerals	75

Environment and Protected Areas	81

Executive Council	91

Forestry and Parks	97

Health	105

Immigration and Multiculturalism	119

Indigenous Relations	127

Infrastructure	135

Jobs, Economy and Trade	145

Justice	153

Mental Health and Addiction	163

Municipal Affairs	171

Public Safety and Emergency Services	179

Seniors, Community and Social Services	189

Service Alberta and Red Tape Reduction	201

Technology and Innovation	211

Tourism and Sport	219

Transportation and Economic Corridors	227

Treasury Board and Finance	239

PREFACE

The 2025-26 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2025. Together with the 2025-26 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments will be found in the 2025-26 Entity Financial Information published in electronic form on the Budget 2025 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2025-26 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2025 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Reconciliation of Supply Votes to Consolidated Government Estimate;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department; and
◾	Entity Statutory Amounts by Ministry.

The Details of the 2025-26 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Programs;
◾	Supply Votes by Type and Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2025-26 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2025 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	Preface

The 2025-26 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2025 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2025-26 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 27, 2025. This includes the program and organization structure changes implemented in the Designation and Transfer of Responsibility Regulations made in August and December 2024.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Budget 2024 documents tabled on February 29, 2024. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2025-26 estimate amounts.

In addition to the Designation and Transfer of Responsibility Regulations, Budget 2025 itself will make the following changes in program responsibilities:

◾	The Ministry of Jobs, Economy and Trade will be made responsible for internal trade which was formerly the responsibility of the Ministry of Executive Council.
◾

The Ministry of Infrastructure will be made responsible for property ownership, maintenance and leasing of health facilities which was formerly the responsibility of the Ministry of Health. Prior to this change, Infrastructure’s responsibility was limited to the construction and transfer of health facility assets to Health.

◾	The Ministry of Justice will be made responsible for SafeRoads Alberta which was formerly the responsibility of the Ministry of Transportation and Economic Corridors.
◾

The Ministry of Seniors, Community and Social Services will be made responsible for grants to Assisted Living Alberta to support continuing care programs and operations which were formerly the responsibility of the Ministry of Health and Alberta Health Services.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2025. The Financial Administration Act requires the 2025-26 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following the parliamentary democracy tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

Preface	ii

A Supply Vote is a discrete allocation from the 2025-26 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2025-26 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of non-financial assets other than tangible capital assets. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, emerging priorities, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	Preface

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE		Estimate

	ADVANCED EDUCATION

	Expense	$2,834,146,000

	Capital Investment	1,050,000

	Financial Transactions	990,900,000

	AFFORDABILITY AND UTILITIES

	Expense	$119,581,000

	Capital Investment	25,000

	Financial Transactions	94,279,000

	AGRICULTURE AND IRRIGATION

	Expense	$788,336,000

	Capital Investment	9,215,000

	ARTS, CULTURE AND STATUS OF WOMEN

	Expense	$222,049,000

	Capital Investment	2,331,000

	Financial Transactions	2,590,000

	CHILDREN AND FAMILY SERVICES

	Expense	$1,225,203,000

	Capital Investment	1,310,000

	EDUCATION

	Expense	$5,977,805,000

	Capital Investment	565,000

	Financial Transactions	17,285,000

	ENERGY AND MINERALS

	Expense	$683,390,000

	Capital Investment	500,000

	ENVIRONMENT AND PROTECTED AREAS

	Expense	$550,024,000

	Capital Investment	45,231,000

	Financial Transactions	808,000

	EXECUTIVE COUNCIL

	Expense	$67,382,000

	Capital Investment	25,000

	FORESTRY AND PARKS

	Expense	$364,929,000

	Capital Investment	106,514,000

	Financial Transactions	14,110,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE		Estimate

	HEALTH

	Expense	$22,353,994,000

	Capital Investment	30,430,000

	Financial Transactions	162,789,000

	IMMIGRATION AND MULTICULTURALISM

	Expense	$41,823,000

	Capital Investment	25,000

	INDIGENOUS RELATIONS

	Expense	$230,284,000

	Capital Investment	25,000

	INFRASTRUCTURE

	Expense	$501,925,000

	Capital Investment	1,857,746,000

	Financial Transactions	13,964,000

	JOBS, ECONOMY AND TRADE

	Expense	$2,216,618,000

	Capital Investment	8,150,000

	JUSTICE

	Expense	$692,601,000

	Capital Investment	17,599,000

	MENTAL HEALTH AND ADDICTION

	Expense	$1,775,525,000

	Capital Investment	16,625,000

	MUNICIPAL AFFAIRS

	Expense	$1,367,335,000

	Capital Investment	145,000

	PUBLIC SAFETY AND EMERGENCY SERVICES

	Expense	$1,243,209,000

	Capital Investment	23,315,000

	Financial Transactions	37,118,000

	SENIORS, COMMUNITY AND SOCIAL SERVICES

	Expense	$10,255,349,000

	Capital Investment	4,072,000

	Financial Transactions	19,700,000

	SERVICE ALBERTA AND RED TAPE REDUCTION

	Expense	$211,573,000

	Capital Investment	72,330,000

	Financial Transactions	5,500,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE		Estimate

	TECHNOLOGY AND INNOVATION

	Expense	$921,498,000

	Capital Investment	158,628,000

	Financial Transactions	25,000,000

	TOURISM AND SPORT

	Expense	$133,983,000

	Capital Investment	25,000

	TRANSPORTATION AND ECONOMIC CORRIDORS

	Expense	$1,833,019,000

	Capital Investment	1,561,812,000

	Financial Transactions	129,461,000

	TREASURY BOARD AND FINANCE

	Expense	$214,145,000

	Capital Investment	75,000

	Contingency	4,000,000,000

	Expense amounts to be voted under

	Section 2 of the Appropriation Act, 2024	$56,825,726,000

	Capital Investment amounts to be voted under

	Section 3 of the Appropriation Act, 2024	$3,917,768,000

	Financial Transactions amounts to be voted under

	Section 4 of the Appropriation Act, 2024	$1,513,504,000

	Contingency amounts to be voted under

	Section 5 of the Appropriation Act, 2024	$4,000,000,000

3	Government

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	53,934,375	54,161,792	56,825,726

CAPITAL INVESTMENT	3,666,899	3,166,230	3,917,768

FINANCIAL TRANSACTIONS	1,769,596	1,447,033	1,513,504

CONTINGENCY	2,000,000	2,000,000	4,000,000

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

EXPENSE

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

OPERATING EXPENSE

Advanced Education	2,521,727	229,049	6,074,748	(2,190,326)	6,635,198

Affordability and Utilities	113,181	13,588	33,468	-	160,237

Agriculture and Irrigation	703,235	-	623,058	(466,711)	859,582

Arts, Culture and Status of Women	161,255	1,217	35,210	(40,585)	157,097

Children and Family Services	1,225,203	376,500	-	(6,670)	1,595,033

Education	5,788,378	377,441	12,104,689	(8,387,889)	9,882,619

Energy and Minerals	502,554	729	402,673	(13,700)	892,256

Environment and Protected Areas	503,424	31,227	414,734	(434,981)	514,404

Executive Council	67,382	-	17,453	(17,453)	67,382

Forestry and Parks	364,429	-	-	(2,169)	362,260

Health	22,195,111	2,000	13,231,049	(13,332,427)	22,095,733

Immigration and Multiculturalism	41,823	-	-	-	41,823

Indigenous Relations	220,284	-	9,727	(2,000)	228,011

Infrastructure	497,925	11,438	-	(18,278)	491,085

Jobs, Economy and Trade	2,208,618	105,000	-	(9,030)	2,304,588

Justice	692,601	6,289	1,187	-	700,077

Mental Health and Addiction	1,663,326	-	1,449,417	(1,450,208)	1,662,535

Municipal Affairs	238,477	200	19,645	-	258,322

Public Safety and Emergency Services	1,235,073	51,395	38,817	(13,578)	1,311,707

Seniors, Community and Social Services	9,832,809	-	4,139,375	(3,956,299)	10,015,885

Service Alberta and Red Tape Reduction	211,573	592	-	(32,515)	179,650

Technology and Innovation	808,354	118,327	251,576	(344,469)	833,788

Tourism and Sport	117,983	-	76,398	(76,748)	117,633

Transportation and Economic Corridors	570,867	9,000	-	-	579,867

Treasury Board and Finance	214,145	636,361	1,752,643	(400,817)	2,202,332

Sub-total	52,699,737	1,970,353	40,675,867	(31,196,853)	64,149,104
CAPITAL GRANTS

Affordability and Utilities	6,400	-	-	-	6,400

Agriculture and Irrigation	85,101	-	-	-	85,101

Arts, Culture and Status of Women	60,794	-	-	-	60,794

Education	11,477	-	-	-	11,477

Energy and Minerals	180,836	36,443	-	-	217,279

Environment and Protected Areas	46,600	-	5,000	-	51,600

Forestry and Parks	500	-	-	-	500

Indigenous Relations	10,000	-	-	-	10,000

Infrastructure	4,000	-	-	-	4,000

Jobs, Economy and Trade	8,000	-	-	-	8,000

Mental Health and Addiction	112,199	-	-	-	112,199

Municipal Affairs	1,128,858	-	-	-	1,128,858

Public Safety and Emergency Services	8,136	-	-	-	8,136

Seniors, Community and Social Services	178,300	-	297,954	-	476,254

Technology and Innovation	106,200	-	-	-	106,200

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

CAPITAL GRANTS ... continued

Tourism and Sport	15,000	-	-	-	15,000

Transportation and Economic Corridors	1,150,579	-	-	-	1,150,579

Sub-total	3,112,980	36,443	302,954	-	3,452,377

CAPITAL PAYMENTS TO RELATED PARTIES

Advanced Education	312,419	-	-	(312,419)	-

Education	145,037	-	-	(145,037)	-

Environment and Protected Areas	-	-	5,000	(5,000)	-

Health	158,883	-	-	(158,883)	-

Infrastructure	-	785,821	-	(785,821)	-

Seniors, Community and Social Services	244,240	-	-	(244,240)	-

Technology and Innovation	6,944	6,750	-	(13,694)	-

Tourism and Sport	1,000	-	-	(1,000)	-

Transportation and Economic Corridors	-	817,332	-	(817,332)	-

Sub-total	868,523	1,609,903	5,000	(2,483,426)	-

AMORTIZATION

Advanced Education	-	600	572,617	-	573,217

Affordability and Utilities	-	8	1,600	-	1,608

Agriculture and Irrigation	-	35,934	3,625	-	39,559

Arts, Culture and Status of Women	-	6,957	7	-	6,964

Children and Family Services	-	72	-	-	72

Education	-	766	503,625	-	504,391

Energy and Minerals	-	500	12,000	-	12,500

Environment and Protected Areas	-	4,434	30	-	4,464

Executive Council	-	-	10	-	10

Forestry and Parks	-	39,066	-	-	39,066

Health	-	18,250	314,770	-	333,020

Immigration and Multiculturalism	-	25	-	-	25

Indigenous Relations	-	63	-	-	63

Infrastructure	-	424,903	-	-	424,903

Jobs, Economy and Trade	-	2,126	-	-	2,126

Justice	-	6,835	-	-	6,835

Municipal Affairs	-	70	395	-	465

Public Safety and Emergency Services	-	29,209	15	-	29,224

Seniors, Community and Social Services	-	431	69,351	-	69,782

Service Alberta and Red Tape Reduction	-	18,100	-	-	18,100

Technology and Innovation	-	60,574	9,565	-	70,139

Tourism and Sport	-	12	75	-	87

Transportation and Economic Corridors	-	884,222	-	-	884,222

Treasury Board and Finance	-	50	24,205	-	24,255

Sub-total	-	1,533,207	1,511,890	-	3,045,097

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

INVENTORY CONSUMPTION

Advanced Education	-	-	202,902	-	202,902

Arts, Culture and Status of Women	-	1,090	-	-	1,090

Forestry and Parks	-	1,310	-	-	1,310

Health	-	285,245	1,322,613	-	1,607,858

Infrastructure	-	1,500	-	-	1,500

Mental Health and Addiction	-	-	17,332	-	17,332

Public Safety and Emergency Services	-	1,000	-	-	1,000

Seniors, Community and Social Services	-	-	40,953	-	40,953

Service Alberta and Red Tape Reduction	-	5,500	-	-	5,500

Transportation and Economic Corridors	-	65,907	-	-	65,907

Sub-total	-	361,552	1,583,800	-	1,945,352

PENSION PROVISIONS

Advanced Education	-	-	(48,989)	-	(48,989)

Treasury Board and Finance	-	(326,000)	-	-	(326,000)

Sub-total	-	(326,000)	(48,989)	-	(374,989)

DEBT SERVICING COSTS - CAPITAL PLAN

Education	32,913	-	-	-	32,913

Transportation and Economic Corridors	111,573	-	-	-	111,573

Treasury Board and Finance	-	1,240,000	-	-	1,240,000

Sub-total	144,486	1,240,000	-	-	1,384,486

DEBT SERVICING COSTS - GENERAL

Advanced Education	-	-	33,197	(33,197)	-

Agriculture and Irrigation	-	-	105,075	(105,075)	-

Education	-	-	23,716	(15,124)	8,592

Health	-	-	19,000	(19,000)	-

Treasury Board and Finance	-	1,781,344	300	(207,644)	1,574,000

Sub-total	-	1,781,344	181,288	(380,040)	1,582,592

CONTINGENCY

Treasury Board and Finance	4,000,000	-	-	-	4,000,000

Total	60,825,726	8,206,802	44,211,810	(34,060,319)	79,184,019

Government	8

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

CAPITAL INVESTMENT

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

CAPITAL INVESTMENT

Advanced Education	1,050	-	500,447	-	501,497

Affordability and Utilities	25	-	1,250	-	1,275

Agriculture and Irrigation	9,215	817,332	4,954	(817,332)	14,169

Arts, Culture and Status of Women	2,331	-	-	-	2,331

Children and Family Services	1,310	-	-	-	1,310

Education	565	-	1,030,858	-	1,031,423

Energy and Minerals	500	-	14,500	-	15,000

Environment and Protected Areas	45,231	-	17	-	45,248

Executive Council	25	-	-	-	25

Forestry and Parks	106,514	-	-	-	106,514

Health	30,430	-	414,069	-	444,499

Immigration and Multiculturalism	25	-	-	-	25

Indigenous Relations	25	-	-	-	25

Infrastructure	1,071,925	-	-	-	1,071,925

Jobs, Economy and Trade	8,150	-	-	-	8,150

Justice	17,599	6,750	-	(6,750)	17,599

Mental Health and Addiction	16,625	-	-	-	16,625

Municipal Affairs	145	-	1,562	-	1,707

Public Safety and Emergency Services	23,315	-	25	-	23,340

Seniors, Community and Social Services	4,072	-	51,633	-	55,705

Service Alberta and Red Tape Reduction	72,330	-	-	-	72,330

Technology and Innovation	158,628	-	17,491	-	176,119

Tourism and Sport	25	-	-	-	25

Transportation and Economic Corridors	1,561,812	5,130	-	-	1,566,942

Treasury Board and Finance	75	1,200	7,895	-	9,170

Sub-total	3,131,947	830,412	2,044,701	(824,082)	5,182,978

CAPITAL FOR RELATED PARTIES

Infrastructure	785,821	-	-	(785,821)	-

Total	3,917,768	830,412	2,044,701	(1,609,903)	5,182,978

INVENTORY ACQUISITION

Advanced Education	-	-	197,492	-	197,492

Arts, Culture and Status of Women	1,090	-	-	-	1,090

Forestry and Parks	1,310	-	-	-	1,310

Health	162,789	-	1,363,566	-	1,526,355

Infrastructure	1,500	-	-	-	1,500

Mental Health and Addiction	-	-	17,332	-	17,332

Service Alberta and Red Tape Reduction	5,500	-	-	-	5,500

Transportation and Economic Corridors	65,907	-	-	-	65,907

Total	238,096	-	1,578,390	-	1,816,486

9	Government

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

Advanced Education	2,499,628	2,471,432	2,521,727

Affordability and Utilities	34,886	36,136	113,181

Agriculture and Irrigation	692,068	696,490	703,235

Arts, Culture and Status of Women	157,817	148,107	161,255

Children and Family Services	1,147,670	1,151,920	1,225,203

Education	5,548,733	5,551,787	5,788,378

Energy and Minerals	461,560	510,137	502,554

Environment and Protected Areas	523,129	395,088	503,424

Executive Council	62,780	62,465	67,382

Forestry and Parks	353,308	611,047	364,429

Health	21,658,224	21,536,619	22,195,111

Immigration and Multiculturalism	41,823	40,421	41,823

Indigenous Relations	205,063	215,570	220,284

Infrastructure	495,442	492,442	497,925

Jobs, Economy and Trade	1,753,977	1,840,608	2,208,618

Justice	680,214	683,114	692,601

Mental Health and Addiction	1,419,755	1,566,447	1,663,326

Municipal Affairs	218,141	217,981	238,477

Public Safety and Emergency Services	1,179,216	1,223,645	1,235,073

Seniors, Community and Social Services	8,896,540	8,945,760	9,832,809

Service Alberta and Red Tape Reduction	211,573	216,523	211,573

Technology and Innovation	760,269	784,374	808,354

Tourism and Sport	125,916	125,916	117,983

Transportation and Economic Corridors	533,908	536,157	570,867

Treasury Board and Finance	199,594	201,327	214,145

Sub-total	49,861,234	50,261,513	52,699,737

CAPITAL GRANTS

Affordability and Utilities	6,400	6,400	6,400

Agriculture and Irrigation	87,162	87,162	85,101

Arts, Culture and Status of Women	95,380	96,335	60,794

Education	26,077	9,880	11,477

Energy and Minerals	153,878	146,952	180,836

Environment and Protected Areas	36,082	40,717	46,600

Forestry and Parks	11,534	3,775	500

Indigenous Relations	10,000	17,409	10,000

Infrastructure	-	-	4,000

Jobs, Economy and Trade	10,000	10,000	8,000

Mental Health and Addiction	134,957	125,767	112,199

Municipal Affairs	1,049,101	1,058,482	1,128,858

Public Safety and Emergency Services	-	-	8,136

Seniors, Community and Social Services	241,563	241,943	178,300

Technology and Innovation	98,300	57,700	106,200

Tourism and Sport	10,000	10,000	15,000

Transportation and Economic Corridors	1,273,386	1,246,030	1,150,579

Sub-total	3,243,820	3,158,552	3,112,980

Government	10

EXPENSE VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	249,847	246,976	312,419
Education	155,969	161,381	145,037
Health	107,108	117,973	158,883
Seniors, Community and Social Services	160,931	59,931	244,240
Technology and Innovation	7,347	7,347	6,944
Tourism and Sport	-	-	1,000

Sub-total	681,202	593,608	868,523

DEBT SERVICING

Education	33,195	33,195	32,913

Infrastructure	2	2	-

Transportation and Economic Corridors	114,922	114,922	111,573

Sub-total	148,119	148,119	144,486

Total	53,934,375	54,161,792	56,825,726

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education	50	250	1,050
Affordability and Utilities	25	25	25
Agriculture and Irrigation	5,189	17,124	9,215
Arts, Culture and Status of Women	2,331	1,431	2,331
Children and Family Services	2,597	6,789	1,310
Education	565	655	565
Energy and Minerals	1,478	2,005	500
Environment and Protected Areas	65,550	14,538	45,231
Executive Council	25	340	25
Forestry and Parks	128,145	110,072	106,514
Health	29,815	29,815	30,430
Immigration and Multiculturalism	25	25	25
Indigenous Relations	25	25	25
Infrastructure	1,186,441	770,340	1,071,925
Jobs, Economy and Trade	14,650	25,148	8,150
Justice	14,119	14,119	17,599
Mental Health and Addiction	5,025	6,025	16,625
Municipal Affairs	550	770	145
Public Safety and Emergency Services	12,275	16,018	23,315
Seniors, Community and Social Services	4,072	8,765	4,072
Service Alberta and Red Tape Reduction	64,447	44,847	72,330
Technology and Innovation	115,649	114,956	158,628
Tourism and Sport	25	25	25
Transportation and Economic Corridors	1,351,142	1,375,826	1,561,812
Treasury Board and Finance	75	242	75

Sub-total	3,004,290	2,560,175	3,131,947

11	Government

CAPITAL INVESTMENT VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CAPITAL FOR RELATED PARTIES

Infrastructure	662,609	606,055	785,821

Total	3,666,899	3,166,230	3,917,768

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
LOANS AND ADVANCES

Advanced Education	1,240,200	940,200	990,900

Forestry and Parks	20,000	7,200	12,800

Seniors, Community and Social Services	19,700	17,700	19,700

Sub-total	1,279,900	965,100	1,023,400

INVENTORY ACQUISITION

Arts, Culture and Status of Women	1,090	1,090	1,090

Forestry and Parks	1,310	1,310	1,310

Health	159,196	159,196	162,789

Infrastructure	1,500	1,500	1,500

Service Alberta and Red Tape Reduction	5,500	5,500	5,500

Transportation and Economic Corridors	64,615	64,615	65,907

Sub-total	233,211	233,211	238,096

LAND DEVELOPMENT LIABILITY RETIREMENT

Infrastructure	13,199	4,000	5,900

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

Arts, Culture and Status of Women	1,235	880	1,500

Environment and Protected Areas	100	3,391	808

Infrastructure	4,500	2,500	6,500

Transportation and Economic Corridors	1,500	-	2,000

Sub-total	7,335	6,771	10,808

LEGAL LIABILITY RETIREMENT

Affordability and Utilities	96,970	96,970	94,279

LEASE LIABILITY RETIREMENT

Infrastructure	110	110	64

DISASTER LIABILITY RETIREMENT

Public Safety and Emergency Services	51,440	51,440	37,118

DEBT REPAYMENT

Technology and Innovation	-	15,000	25,000

Transportation and Economic Corridors	13,000	-	-

Sub-total	13,000	15,000	25,000

Government	12

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

Education	15,883	15,883	17,285

Infrastructure	343	343	-

Transportation and Economic Corridors	58,205	58,205	61,554

Sub-total	74,431	74,431	78,839

Total	1,769,596	1,447,033	1,513,504

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE

Affordability and Utilities	-	54,484	-

Agriculture and Irrigation	-	19,444	-

Children and Family Services	-	10,700	-

Education	-	201,646	-

Forestry and Parks	-	455,944	-

Health	-	970,141	-

Mental Health and Addiction	-	33,160	-

Municipal Affairs	-	17,059	-

Public Safety and Emergency Services	-	23,342	-

Seniors, Community and Social Services	-	209,300	-

Treasury Board and Finance	2,000,000	-	4,000,000

Sub-total	2,000,000	1,995,220	4,000,000

CAPITAL GRANTS

Public Safety and Emergency Services	-	780	-

CAPITAL INVESTMENT

Mental Health and Addiction	-	4,000	-

Total	2,000,000	2,000,000	4,000,000

13	Government

STATUTORY EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

Advanced Education	59,544	59,544	59,544

Arts, Culture and Status of Women	80	80	80

Children and Family Services	355,000	346,000	375,000

Education	377,441	377,441	377,441

Energy and Minerals	689	689	689

Environment and Protected Areas	5,000	30,487	30,000

Jobs, Economy and Trade	105,000	105,000	105,000

Public Safety and Emergency Services	43,655	50,600	50,600

Service Alberta and Red Tape Reduction	25	25	25

Technology and Innovation	82,000	115,000	117,849

Treasury Board and Finance	613,880	620,380	609,861

Sub-total	1,642,314	1,705,246	1,726,089

CAPITAL GRANTS

Energy and Minerals	58,350	17,573	36,443

DEBT SERVICING

Treasury Board and Finance	3,326,450	3,266,488	3,021,344

Total	5,027,114	4,989,307	4,783,876

STATUTORY CAPITAL INVESTMENT BY DEPARTMENT
INVESTMENT

Treasury Board and Finance	-	1,000	1,200

Total	-	1,000	1,200

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES

Treasury Board and Finance	23,631,817	22,602,989	24,052,100

DEBT REPAYMENT

Treasury Board and Finance	17,463,950	19,930,518	21,216,629

Total	41,095,767	42,533,507	45,268,729

Government	14

NON-CASH EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

Public Safety and Emergency Services	-	98,679	-

CAPITAL GRANTS

Infrastructure	-	34,744	-

Transportation and Economic Corridors	-	568	-

Sub-total	-	35,312	-

CAPITAL PAYMENTS TO RELATED PARTIES

Infrastructure	663,272	606,718	785,821

Technology and Innovation	4,000	32,600	6,750

Transportation and Economic Corridors	34,332	34,332	817,332

Sub-total	701,604	673,650	1,609,903

AMORTIZATION

Advanced Education	600	600	600

Affordability and Utilities	8	8	8

Agriculture and Irrigation	34,142	34,142	35,934

Arts, Culture and Status of Women	7,257	7,257	6,957

Children and Family Services	72	72	72

Education	1,476	1,362	766

Energy and Minerals	500	500	500

Environment and Protected Areas	4,144	4,144	4,434

Forestry and Parks	45,933	45,933	39,066

Health	18,250	18,250	18,250

Immigration and Multiculturalism	25	25	25

Indigenous Relations	63	63	63

Infrastructure	394,903	409,903	424,903

Jobs, Economy and Trade	2,126	2,126	2,126

Justice	3,835	3,835	6,835

Municipal Affairs	3,106	70	70

Public Safety and Emergency Services	29,209	29,209	29,209

Seniors, Community and Social Services	431	431	431

Service Alberta and Red Tape Reduction	18,100	18,100	18,100

Technology and Innovation	70,589	70,589	60,574

Tourism and Sport	12	12	12

Transportation and Economic Corridors	852,851	852,283	884,222

Treasury Board and Finance	50	50	50

Sub-total	1,487,682	1,498,964	1,533,207

LOSS ON DISPOSAL OF CAPITAL ASSET

Infrastructure	-	12,800	-

CONSUMPTION OF INVENTORY

Arts, Culture and Status of Women	1,090	815	1,090

Forestry and Parks	1,310	1,310	1,310

Health	157,060	157,060	285,245

Infrastructure	1,500	1,500	1,500

15	Government

NON-CASH EXPENSE BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CONSUMPTION OF INVENTORY ... continued

Public Safety and Emergency Services	1,000	1,000	1,000

Service Alberta and Red Tape Reduction	5,500	5,500	5,500

Transportation and Economic Corridors	64,615	64,615	65,907

Sub-total	232,075	231,800	361,552

VALUATION ADJUSTMENTS AND OTHER PROVISIONS

Advanced Education	191,605	154,505	169,505

Affordability and Utilities	16,566	549	13,588

Arts, Culture and Status of Women	1,137	1,137	1,137

Children and Family Services	1,500	1,500	1,500

Education	663	663	-

Energy and Minerals	40	40	40

Environment and Protected Areas	2,252	2,252	1,227

Health	2,000	2,000	2,000

Infrastructure	10,951	10,951	11,438

Justice	6,289	6,289	6,289

Municipal Affairs	200	200	200

Public Safety and Emergency Services	795	7,109	795

Service Alberta and Red Tape Reduction	567	567	567

Technology and Innovation	478	478	478

Transportation and Economic Corridors	9,000	15,700	9,000

Treasury Board and Finance	37,000	42,000	26,500

Sub-total	281,043	245,940	244,264

PENSION PROVISIONS

Treasury Board and Finance	(317,000)	(306,000)	(326,000)

Total	2,385,404	2,491,145	3,422,926

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS

Transportation and Economic Corridors	4,455	18,136	5,130

ALTERNATIVELY FINANCED CAPITAL ASSETS

Infrastructure	663	663	-

CAPITAL ACQUIRED FROM RELATED PARTIES

Agriculture and Irrigation	34,332	34,332	817,332

Justice	4,000	32,600	6,750

Sub-total	38,332	66,932	824,082

INVESTMENT

Forestry and Parks	-	2,458	-

Total	43,450	88,189	829,212

Government	16

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

Advanced Education	5,699,776	6,096,371	6,074,707

Affordability and Utilities	32,673	32,673	33,461

Agriculture and Irrigation	640,347	1,703,921	619,121

Arts, Culture and Status of Women	32,210	32,210	35,210

Education	11,157,178	11,350,478	12,104,264

Energy and Minerals	369,921	389,897	402,673

Environment and Protected Areas	529,560	218,108	414,734

Executive Council	17,395	17,395	17,453

Health	12,348,057	13,070,538	13,231,049

Indigenous Relations	9,194	8,194	9,727

Justice	380	380	1,187

Mental Health and Addiction	1,381,396	1,467,925	1,449,417

Municipal Affairs	16,231	17,094	19,645

Public Safety and Emergency Services	38,722	38,722	38,722

Seniors, Community and Social Services	3,920,955	3,928,255	4,139,375

Technology and Innovation	248,929	249,350	251,500

Tourism and Sport	80,648	80,648	76,398

Treasury Board and Finance	1,582,954	1,652,868	1,752,643

Sub-total	38,106,526	40,355,027	40,671,286

CAPITAL GRANTS

Environment and Protected Areas	5,000	5,000	5,000

Seniors, Community and Social Services	161,631	76,431	297,954

Sub-total	166,631	81,431	302,954

CAPITAL PAYMENTS TO RELATED PARTIES

Environment and Protected Areas	5,000	1,000	5,000

AMORTIZATION

Advanced Education	547,204	538,634	572,617

Affordability and Utilities	1,600	1,600	1,600

Agriculture and Irrigation	2,368	3,146	3,625

Arts, Culture and Status of Women	7	7	7

Education	479,419	504,223	503,625

Energy and Minerals	12,000	12,000	12,000

Environment and Protected Areas	30	30	30

Executive Council	19	19	10

Health	310,174	294,374	314,770

Municipal Affairs	479	337	395

Public Safety and Emergency Services	10	10	15

Seniors, Community and Social Services	68,501	68,501	69,351

Technology and Innovation	9,565	9,565	9,565

Tourism and Sport	124	124	75

Treasury Board and Finance	22,109	23,883	24,205

Sub-total	1,453,609	1,456,453	1,511,890

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY … continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

LOSS ON DISPOSAL OF CAPITAL ASSET

Seniors, Community and Social Services	5,000	5,000	-

CONSUMPTION OF INVENTORY

Advanced Education	196,381	174,528	202,902

Health	1,131,993	1,250,768	1,322,613

Mental Health and Addiction	16,404	16,406	17,332

Seniors, Community and Social Services	39,003	39,003	40,953

Sub-total	1,383,781	1,480,705	1,583,800

VALUATION ADJUSTMENTS AND OTHER PROVISIONS

Advanced Education	41	41	41

Affordability and Utilities	7	7	7

Agriculture and Irrigation	6,606	6,606	3,937

Education	425	425	425

Public Safety and Emergency Services	95	95	95

Technology and Innovation	74	74	76

Sub-total	7,248	7,248	4,581

PENSION PROVISIONS

Advanced Education	(46,592)	(56,878)	(48,989)

DEBT SERVICING

Advanced Education	32,546	32,546	33,197

Agriculture and Irrigation	104,383	111,169	105,075

Education	23,716	23,716	23,716

Health	18,000	18,000	19,000

Treasury Board and Finance	300	300	300

Sub-total	178,945	185,731	181,288

Total	41,260,148	43,515,717	44,211,810

Government	18

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

Advanced Education	436,875	434,004	500,447

Affordability and Utilities	750	750	1,250

Agriculture and Irrigation	4,366	11,577	4,954

Education	919,241	868,099	1,030,858

Energy and Minerals	14,500	14,500	14,500

Environment and Protected Areas	17	17	17

Health	370,108	360,973	414,069

Indigenous Relations	-	1,000	-

Municipal Affairs	194	194	1,562

Public Safety and Emergency Services	25	25	25

Seniors, Community and Social Services	36,789	46,832	51,633

Technology and Innovation	18,936	31,283	17,491

Treasury Board and Finance	18,285	14,364	7,895

Total	1,820,086	1,783,618	2,044,701

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY

INVENTORY ACQUISITION

Advanced Education	194,626	172,773	197,492

Health	1,197,496	1,197,496	1,363,566

Mental Health and Addiction	16,404	16,406	17,332

Total	1,408,526	1,386,675	1,578,390

19	Government

Details of the 2025-26

Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	2,749,475	2,718,408	2,834,146

CAPITAL INVESTMENT	50	250	1,050

FINANCIAL TRANSACTIONS	1,240,200	940,200	990,900

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides key ministry support functions including corporate services, finance services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, and governance and legislative support.

2	Support for Adult Learning
2.1	Adult Learning Program Delivery Support

Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.

2.2	Operating Support for Post-Secondary Institutions

Provides Operating and Program Support Grants to 26 post-secondary institutions to support operating costs including grants for apprenticeship classroom education.

2.3	Indigenous Education

Manages funding programs that support Indigenous Colleges and initiatives.

2.4	Adult Learning System Initiatives

Provides funding for short-term program initiatives, information technology, data collection, systems development, inter-jurisdiction programs and employment and satisfaction surveys.

2.5	Private Career College Program Delivery Support

Manages policies and programs that support the Private Career Colleges sector, including licensing, monitoring and compliance reviews.

3	Student Aid
3.1	Student Aid Program Delivery Support

Manages policies and programs that support student aid initiatives, including program approvals and policy coordination.

3.2	Student Aid Grants

Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.

3.3	Scholarships and Awards

Provides funding for scholarships and awards to reward achievement and incent participation in post-secondary education.

3.4	Student Loan Disbursements

Provides repayable financial assistance to eligible students enrolled in a full time program at an approved post-secondary institution.

4	Regulated Professions
4.1	Professional Governance, Legislation and Land Agents Licensing

Oversees the legislation that governs 22 non-health professional regulatory organizations, and leads proposed legislative amendments for professional legislation.

4.2	Labour Mobility

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

4.3	Fairness for Newcomers Office

Works with regulatory bodies to streamline and accelerate the assessment of qualifications for new workers in Canada and helps regulatory bodies meets their obligations under the Fairness Registration Practices Act .

Advanced Education	24

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Apprenticeship
5.1	Apprenticeship Program Delivery Support

Manages policies and programs that support apprenticeship and adult learning initiatives, including program approvals and policy coordination.

5.2	Apprenticeship Grants

Provides grant funding to post-secondary institutions, industry partners and non-profit organizations to support operating costs for apprenticeship classroom education and investments in skilled trades related innovation.

5.3	Adult Learning Initiatives

Provides funding to industry partners and non-profit organizations for initiatives related to development, expansion and promotion of apprenticeship education.

6	Foundational Learning
6.1	Foundational Learning Program Delivery Support

Manages policies and programs that support foundational learning and community and adult learning, including program approvals and policy coordination.

6.2	Foundational Learning Assistance Grants

Provides grant funding to students to support the transition into post-secondary studies and help them find employment. This funding covers tuition, fees, books, and eligible living costs.

6.3	Community and Adult Learning

Provides funding to rural, remote and urban community providers to deliver non-formal literacy and numeracy learning.

7	Post-Secondary Infrastructure
7.1	Capital Expansion and Upgrading

Provides capital support to public post-secondary institutions for expansion and major preservation projects.

7.2	Capital Maintenance and Renewal

Provides grant funding for priority projects aimed at maintaining the condition of facilities.

25	Advanced Education

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	845	845	845

1.2 Deputy Minister’s Office	654	654	654

1.3 Strategic and Corporate Services	12,832	12,832	12,545

Sub-total	14,331	14,331	14,044

2 Support for Adult Learning

2.1 Adult Learning Program Delivery Support	10,074	10,186	10,074

2.2 Operating Support for Post-Secondary Institutions	2,010,152	2,008,130	2,053,834

2.3 Indigenous Education	7,052	7,052	7,552

2.4 Adult Learning System Initiatives	16,201	16,001	16,487

2.5 Private Career College Program Delivery Support	7,214	4,214	4,214

Sub-total	2,050,693	2,045,583	2,092,161

3 Student Aid

3.1 Student Aid Program Delivery Support	33,460	49,616	48,148

3.2 Student Aid Grants	68,954	65,854	69,879

3.3 Scholarships and Awards	53,754	51,754	53,754

Sub-total	156,168	167,224	171,781

4 Regulated Professions

4.1 Professional Governance, Legislation and Land Agents Licensing	1,041	1,041	1,041

4.2 Labour Mobility	127	127	127

4.3 Fairness for Newcomers Office	490	490	490

Sub-total	1,658	1,658	1,658

5 Apprenticeship

5.1 Apprenticeship Program Delivery Support	31,980	22,538	21,980

5.2 Apprenticeship Grants	85,393	95,393	95,393

5.3 Adult Learning Initiatives	17,884	17,884	17,889

Sub-total	135,257	135,815	135,262

6 Foundational Learning

6.1 Foundational Learning Program Delivery Support	3,487	3,487	3,487

6.2 Foundational Learning Assistance Grants	116,920	82,220	82,220

6.3 Community and Adult Learning	21,114	21,114	21,114

Sub-total	141,521	106,821	106,821

CAPITAL PAYMENTS TO RELATED PARTIES

7 Post-Secondary Infrastructure

7.1 Capital Expansion and Upgrading	116,718	113,847	168,919

7.2 Capital Maintenance and Renewal	133,129	133,129	143,500

Sub-total	249,847	246,976	312,419
Total	2,749,475	2,718,408	2,834,146

Advanced Education	26

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic and Corporate Services	50	250	50

5 Apprenticeship

5.1 Apprenticeship Program Delivery Support	-	-	1,000
Total	50	250	1,050

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LOANS AND ADVANCES

3 Student Aid

3.4 Student Loan Disbursements	1,240,200	940,200	990,900
Total	1,240,200	940,200	990,900

27	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Canada Student Loan Administration	9,013

	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 3.1

2	French Language Program	8,814

	Funding is received from the federal government to support French minority language and second language education programs. Program 2.2

3	Red Seal Secretariat	454

Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 5.1

Total		18,281

Advanced Education	28

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Heritage Scholarships	59,544	59,544	59,544

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	600	600	600

Valuation Adjustments and Other Provisions

Ministry Support Services	5	5	5

Provision for Future Cost of Student Loans Issued	191,600	154,500	169,500
Total	251,749	214,649	229,649

29	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	14,044	605	-	-	14,649
Support for Adult Learning	2,092,161	-	-	(2,022,846)	69,315
Student Aid	171,781	229,044	-	(23,849)	376,976
Regulated Professions	1,658	-	-	-	1,658
Apprenticeship	135,262	-	-	(87,954)	47,308
Foundational Learning	106,821	-	-	(1,883)	104,938
Post-Secondary Infrastructure	312,419	-	-	(312,419)	-
Post-Secondary Operations	-	-	6,850,267	(53,794)	6,796,473
Post-Secondary Debt Servicing	-	-	33,197	(33,197)	-

Post-Secondary Pension Provision	-	-	(48,989)	-	(48,989)

Total	2,834,146	229,649	6,834,475	(2,535,942)	7,362,328

CAPITAL INVESTMENT
Ministry Support Services	50	-	-	-	50
Apprenticeship	1,000	-	-	-	1,000

Post-Secondary Infrastructure	-	-	500,447	-	500,447

Total	1,050	-	500,447	-	501,497

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	197,492	-	197,492

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	2,521,727	229,049	6,074,748	(2,190,326)	6,635,198
Capital payments to related parties	312,419	-	-	(312,419)	-
Amortization	-	600	572,617	-	573,217
Inventory consumption	-	-	202,902	-	202,902
Debt servicing costs - general	-	-	33,197	(33,197)	-

Pension provisions	-	-	(48,989)	-	(48,989)

Total	2,834,146	229,649	6,834,475	(2,535,942)	7,362,328

CAPITAL INVESTMENT	1,050	-	500,447	-	501,497

INVENTORY ACQUISITION	-	-	197,492	-	197,492

Advanced Education	30

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Internal Government Transfers	298,719	298,759	302,236
Transfers from Government of Canada	528,058	562,938	579,471
Transfers from Alberta Heritage Scholarship Fund	59,544	59,544	59,544
Labour Market Development	158,281	123,581	123,581
Investment Income	416,188	494,910	416,008
Premiums, Fees and Licences	4,085	4,085	4,993
Tuition and Non-Credit Courses	1,998,965	2,153,641	2,133,312
Donations, Grants and Contributions	439,567	474,687	458,008
Sales, Rentals and Services	532,958	593,633	574,255
Other Revenue	173,312	183,485	183,485

Ministry Total	4,609,677	4,949,263	4,834,893

Inter-Ministry Consolidations	(419,343)	(429,556)	(433,033)
Consolidated Total	4,190,334	4,519,707	4,401,860

EXPENSE

Ministry Support Services	14,936	14,936	14,649
Support for Adult Learning	62,511	59,423	69,315
Student Aid	386,463	360,419	379,976
Regulated Professions	1,658	1,658	1,658
Apprenticeship	57,303	47,861	47,308
Foundational Learning	139,638	104,938	104,938
Post-Secondary Operations	6,441,402	6,807,574	6,848,267
Post-Secondary Debt Servicing	32,546	32,546	33,197
Post-Secondary Pension Provision	(46,592)	(56,878)	(48,989)

Ministry Total	7,089,865	7,372,477	7,450,319

Inter-Ministry Consolidations	(87,340)	(87,340)	(87,991)
Consolidated Total	7,002,525	7,285,137	7,362,328
Net Operating Result	(2,812,191)	(2,765,430)	(2,960,468)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	50	250	50
Apprenticeship	-	-	1,000
Post-Secondary Infrastructure	436,875	434,004	500,447
Consolidated Total	436,925	434,254	501,497

AMORTIZATION	(547,804)	(539,234)	(573,217)
Change in Capital Assets Total	(110,879)	(104,980)	(71,720)

31	Advanced Education

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

INVENTORY ACQUISITION

Post-Secondary Operations	194,626	172,773	197,492

CONSUMPTION (Cost of Goods Sold)	(196,381)	(174,528)	(202,902)
Change in Inventory Assets Total	(1,755)	(1,755)	(5,410)

Advanced Education	32

Affordability and Utilities

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	41,286	42,536	119,581

CAPITAL INVESTMENT	25	25	25

FINANCIAL TRANSACTIONS	96,970	96,970	94,279

CONTINGENCY	-	54,484	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Affordability and Utilities
2.1	Affordability and Utilities

Affordability coordinates Alberta’s affordability plan. Utilities develops and maintains the policy framework to ensure a safe, reliable and affordable utility system.

2.2	Utilities Consumer Advocate

Supports energy consumers through advocacy at regulatory proceedings, consumer education, and mediation services.

3	Utility Rebate and Grant Programs

Provides support to eligible consumers to ensure the cost of utilities remains affordable.

4	Climate Change
4.1	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.2	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030.

Affordability and Utilities	34

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	865	865	837

1.2 Deputy Minister’s Office	659	659	828

1.3 Corporate Services	3,319	3,319	4,096

Sub-total	4,843	4,843	5,761

2 Affordability and Utilities

2.1 Affordability and Utilities	7,785	7,785	10,527

2.2 Utilities Consumer Advocate	8,158	9,408	13,158

Sub-total	15,943	17,193	23,685

3 Utility Rebate and Grant Programs	1,700	1,700	1,605

4 Climate Change

4.1 Renewable Electricity Program	12,400	12,400	82,130

CAPITAL GRANTS

2 Affordability and Utilities

2.1 Affordability and Utilities	6,400	6,400	6,400
Total	41,286	42,536	119,581

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	25	25
Total	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LEGAL LIABILITY RETIREMENT

4 Climate Change

4.2 Coal Phase-Out Agreements	96,970	96,970	94,279
Total	96,970	96,970	94,279

35	Affordability and Utilities

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.3 Corporate Services	-	200	-

2 Affordability and Utilities

2.1 Affordability and Utilities	-	500	-

4 Climate Change

4.1 Renewable Electricity Program	-	53,784	-
Total	-	54,484	-

Affordability and Utilities	36

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Utilities Consumer Advocate	13,158

	Funding from the electrical system’s Balancing Pool and from two provincial natural gas distributors is used for the operations of the Utilities Consumer Advocate. Program 2.2
Total		13,158

37	Affordability and Utilities

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	8	8	8

Valuation Adjustments and Other Provisions

Climate Change	16,566	549	13,588
Total	16,574	557	13,596

Affordability and Utilities	38

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	5,761	8	-	-	5,769
Affordability and Utilities	30,085	-	-	-	30,085
Utility Rebate and Grant Programs	1,605	-	-	-	1,605
Climate Change	82,130	13,588	-	-	95,718

Utilities Regulation	-	-	35,068	-	35,068

Total	119,581	13,596	35,068	-	168,245

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

Utilities Regulation	-	-	1,250	-	1,250
Total	25	-	1,250	-	1,275

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	113,181	13,588	33,468	-	160,237
Capital grants	6,400	-	-	-	6,400

Amortization	-	8	1,600	-	1,608

Total	119,581	13,596	35,068	-	168,245

CAPITAL INVESTMENT	25	-	1,250	-	1,275

39	Affordability and Utilities

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Investment Income	400	400	400

Net Income Balancing Pool	64,510	61,324	57,390

Industry Levies and Licences	33,015	33,015	34,313
Other Revenue	118,065	14,994	13,773
Consolidated Total	215,990	109,733	105,876

EXPENSE

Ministry Support Services	4,851	5,051	5,769

Affordability and Utilities	22,343	24,093	30,085

Utility Rebate and Grant Programs	1,700	1,700	1,605

Climate Change	28,966	66,733	95,718
Utilities Regulation	34,280	34,280	35,068
Consolidated Total	92,140	131,857	168,245
Net Operating Result	123,850	(22,124)	(62,369)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25
Utilities Regulation	750	750	1,250
Consolidated Total	775	775	1,275

AMORTIZATION	(1,608)	(1,608)	(1,608)
Change in Capital Assets Total	(833)	(833)	(333)

Affordability and Utilities	40

Agriculture and Irrigation

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	779,230	783,652	788,336

CAPITAL INVESTMENT	5,189	17,124	9,215

CONTINGENCY	-	19,444	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the Ministry, government and public service.

1.3	Farmers’ and Property Rights Advocate

Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans’ concerns regarding property rights and brings them before government.

1.4	Corporate Services

Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies
2.1	Rural Programming

Rural Programming provides communication outreach, administers grant support for rural agriculture programming, and promotes agricultural contributions to rural Alberta.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act .

2.3	Rural Economic Development

Rural Economic Development is responsible for the implementation of the Economic Development in Rural Alberta Plan, and providing economic capacity support to rural communities and the agriculture sector in Alberta.

3	Trade, Investment and Food Inspection
3.1	Export and Investment

Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta’s businesses, and delivers programs to grow Alberta’s agri-food sector.

3.2	Food Inspection and Surveillance

Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.

3.3	Food and Bio-Processing

Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.

3.4	Intergovernmental and Trade Relations

Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry’s vision and strategic goals.

4	Primary Agriculture
4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Agriculture Research

Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.

Agriculture and Irrigation	42

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

4.7	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Income Support
5.1	Insurance

Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.2	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act .

7	Sustainable Canadian Agricultural Partnership
7.1	Agri-food and Agri-based Industry Support

Supports economic, environmental and social areas through: building sector capacity, growth and competitiveness, climate change and environment, market development and trade; along with resiliency and public trust.

7.2	Agricultural Science, Research and Innovation

Additional funding from the Partnership that supports research and innovation.

43	Agriculture and Irrigation

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	877	877	877

1.2 Deputy Minister’s Office	810	810	827

1.3 Farmers’ and Property Rights Advocate	1,142	1,142	1,164

1.4 Corporate Services	9,208	9,208	9,091

Sub-total	12,037	12,037	11,959

2 Rural Programming and Agricultural Societies

2.1 Rural Programming	2,303	2,303	2,325

2.2 Agricultural Societies and Exhibitions	11,462	11,462	11,462

2.3 Rural Economic Development	5,626	5,626	5,846

Sub-total	19,391	19,391	19,633

3 Trade, Investment and Food Inspection

3.1 Export and Investment	4,917	4,917	4,815

3.2 Food Inspection and Surveillance	14,468	14,468	15,103

3.3 Food and Bio-Processing	8,518	8,518	8,961

3.4 Intergovernmental and Trade Relations	5,994	5,994	6,099

Sub-total	33,897	33,897	34,978

4 Primary Agriculture

4.1 Animal Health and Assurance	9,960	9,960	18,096

4.2 Crop Health and Assurance	4,750	4,750	5,840

4.3 Agricultural Service Boards	11,910	11,910	11,916

4.4 Agriculture Research	26,925	26,925	28,725

4.5 Marketing Council	1,000	1,000	1,018

4.6 Natural Resource Management	10,411	10,411	10,571

Sub-total	64,956	64,956	76,166

5 Agriculture Insurance and Income Support

5.1 Insurance	421,998	381,592	417,385

5.2 Agriculture Income Support	44,061	84,467	42,935

Sub-total	466,059	466,059	460,320

6 Water Management	35,180	35,180	34,830

7 Sustainable Canadian Agricultural Partnership

7.1 Agri-food and Agri-based Industry Support	45,948	49,470	50,749

7.2 Agricultural Science, Research and Innovation	14,600	15,500	14,600

Sub-total	60,548	64,970	65,349

Agriculture and Irrigation	44

EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CAPITAL GRANTS

2 Rural Programming and Agricultural Societies

2.2 Agricultural Societies and Exhibitions	2,500	2,500	2,500

4 Primary Agriculture

4.4 Agriculture Research	3,200	3,200	-

4.6 Natural Resource Management	8,750	8,750	8,750

4.7 Irrigation Infrastructure Assistance	72,712	72,712	73,851

Sub-total	84,662	84,662	82,601
Total	779,230	783,652	788,336

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.4 Corporate Services	990	990	990

3 Trade, Investment and Food Inspection

3.2 Food Inspection and Surveillance	301	1,063	301

3.3 Food and Bio-Processing	2,739	3,679	965

Sub-total	3,040	4,742	1,266

4 Primary Agriculture

4.1 Animal Health and Assurance	-	72	-

4.2 Crop Health and Assurance	-	395	4,200

4.4 Agriculture Research	-	-	600

4.6 Natural Resource Management	159	159	159

Sub-total	159	626	4,959

6 Water Management	1,000	10,766	2,000
Total	5,189	17,124	9,215

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Rural Programming and Agricultural Societies

2.3 Rural Economic Development	-	3,500	-

4 Primary Agriculture

4.1 Animal Health and Assurance	-	800	-

5 Agriculture Insurance and Income Support

5.2 Agriculture Income Support	-	15,144	-
Total	-	19,444	-

45	Agriculture and Irrigation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Sustainable Canadian Agricultural Partnership	60,265

	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 7

2	Water Management Infrastructure	3,658

	Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Program 6
Total		63,923

Agriculture and Irrigation	46

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	203	203	203

Trade, Investment and Food Inspection	2,203	2,203	2,203

Primary Agriculture	1,867	1,867	1,867

Water Management	29,869	29,869	31,661
Total	34,142	34,142	35,934

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Capital Acquired from Related Parties

Water Management	34,332	34,332	817,332
Total	34,332	34,332	817,332

47	Agriculture and Irrigation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	11,959	203	-	(30)	12,132
Rural Programming and Agricultural Societies	22,133	-	-	-	22,133
Trade, Investment and Food Inspection	34,978	2,203	-	(400)	36,781
Primary Agriculture	158,767	1,867	-	(3,265)	157,369
Lending	-	-	33,075	-	33,075
Insurance	417,385	-	500,752	(419,854)	498,283
Agriculture Income Support	42,935	-	92,856	(42,935)	92,856
Water Management	34,830	31,661	-	-	66,491
Sustainable Canadian Agricultural Partnership	65,349	-	-	(227)	65,122

Debt Servicing Costs	-	-	105,075	(105,075)	-

Total	788,336	35,934	731,758	(571,786)	984,242

CAPITAL INVESTMENT
Ministry Support Services	990	-	-	-	990
Trade, Investment and Food Inspection	1,266	-	-	-	1,266
Primary Agriculture	4,959	-	-	-	4,959
Lending	-	-	579	-	579
Insurance	-	-	4,020	-	4,020
Agriculture Income Support	-	-	355	-	355

Water Management	2,000	817,332	-	(817,332)	2,000
Total	9,215	817,332	4,954	(817,332)	14,169

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	703,235	-	623,058	(466,711)	859,582
Capital grants	85,101	-	-	-	85,101
Amortization	-	35,934	3,625	-	39,559

Debt servicing costs - general	-	-	105,075	(105,075)	-

Total	788,336	35,934	731,758	(571,786)	984,242

CAPITAL INVESTMENT	9,215	817,332	4,954	(817,332)	14,169

Agriculture and Irrigation	48

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers of Assets or Liabilities from Related Parties	34,332	34,332	817,332

Transfers from Government of Canada	537,455	578,452	552,047

Investment Income	148,343	153,776	148,717

Premiums, Fees and Licences	712,423	648,682	691,001

Other Revenue	5,127	5,127	4,465

Ministry Total	1,437,680	1,420,369	2,213,562

Inter-Ministry Consolidations	(35,044)	(35,044)	(817,894)

Consolidated Total	1,402,636	1,385,325	1,395,668

EXPENSE

Ministry Support Services	12,240	12,240	12,162

Rural Programming and Agricultural Societies	21,891	25,391	22,133

Trade, Investment and Food Inspection	36,100	36,100	37,181

Primary Agriculture	151,485	152,285	160,634

Lending	31,187	31,107	33,075

Insurance	527,796	1,459,951	500,102

Agriculture Income Support	89,688	221,965	92,856

Water Management	65,049	65,049	66,491

Sustainable Canadian Agricultural Partnership	60,548	64,970	65,349

Debt Servicing Costs	104,383	111,169	105,075

Ministry Total	1,100,367	2,180,227	1,095,058

Inter-Ministry Consolidations	(107,043)	(113,829)	(110,816)

Consolidated Total	993,324	2,066,398	984,242
Net Operating Result	409,312	(681,073)	411,426

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	990	990	990

Trade, Investment and Food Inspection	3,040	4,742	1,266

Primary Agriculture	159	626	4,959

Lending	408	126	579

Insurance	3,708	11,372	4,020

Agriculture Income Support	250	79	355

Water Management	35,332	45,098	819,332

Ministry Total	43,887	63,033	831,501

Inter-Ministry Consolidations	(34,332)	(34,332)	(817,332)

Consolidated Total	9,555	28,701	14,169

AMORTIZATION	(36,510)	(37,288)	(39,559)
Change in Capital Assets Total	(26,955)	(8,587)	(25,390)

49	Agriculture and Irrigation

Arts, Culture and Status of Women

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	253,197	244,442	222,049

CAPITAL INVESTMENT	2,331	1,431	2,331

FINANCIAL TRANSACTIONS	2,325	1,970	2,590

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Community and Voluntary Support Services
2.1	Community Engagement

Provides leadership and assistance to the non-profit/voluntary sector to enhance capacity, lead research, planning, and initiatives.

2.2	Community Initiatives Program

Funds various grants that support community-based non-profit organizations.

2.3	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.4	Major Fairs

Provides operational grants to support Alberta’s major urban fairs.

2.5	Community Facility Enhancement Program

Assists non-profit organizations with the renewal, expansion, purchase, or build of public-use community facilities.

2.6	Support for Culture Infrastructure

Assists non-profit organizations in the construction of community and cultural facilities through capital funding.

2.7	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries
3.1	Program Support

Supports policy analysis, information management, and strategic, financial, and operational planning matters.

3.2	Cultural Industries

Supports Alberta’s cultural industries, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund

Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts
4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

4.2	Assistance to the Alberta Foundation for the Arts

Provides funding to support the Alberta Foundation for the Arts.

Arts, Culture and Status of Women	52

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

5	Francophone Secretariat
5.1	Francophone Secretariat

Acts as the coordinating body in the implementation of the cross-government French Policy and as a liaison between the government’s various ministries and Alberta’s Francophonie.

5.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

6	Heritage
6.1	Program Support

Supports business activities, including policy analysis, information management, and strategic, financial, and operational planning matters.

6.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

6.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

6.4	Historic Sites and Other Museums

Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

6.5	Provincial Archives of Alberta

Primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

6.6	Historic Resources Management

Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Indigenous heritage traditional use sites.

6.7	Support to Glenbow Museum

Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.

6.8	Heritage Preservation Partnership Programs

Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

6.9	Support for Provincial Heritage Organizations

Offers annual operational grants to six provincial heritage organizations that provide programs and services to their institutional and individual members.

6.10	Heritage Capital and Repairs

Facilitates investment in exhibits, equipment, information technology, and capital repairs and maintenance throughout a network of 20 museums, historic sites and interpretive centres.

7	Status of Women

Develops and promotes strategic policies and solutions that improve women’s economic security, address gender-based violence and support diversity and inclusion.

53	Arts, Culture and Status of Women

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	900	900	915

1.2 Deputy Minister’s Office	920	920	935

1.3 Corporate Services	5,869	5,869	5,815

Sub-total	7,689	7,689	7,665

2 Community and Voluntary Support Services

2.1 Community Engagement	7,635	7,635	7,810

2.2 Community Initiatives Program	16,025	16,025	14,025

2.3 Other Initiatives	2,950	2,950	2,950

2.4 Major Fairs	6,805	6,805	6,805

Sub-total	33,415	33,415	31,590

3 Cultural Industries

3.1 Program Support	325	325	340

3.2 Cultural Industries	7,230	7,230	8,235

3.3 Alberta Media Fund	8,000	8,000	8,000

Sub-total	15,555	15,555	16,575

4 Arts

4.1 Arts	3,225	3,878	4,645

4.2 Assistance to the Alberta Foundation for the Arts	30,085	30,085	34,585

Sub-total	33,310	33,963	39,230

5 Francophone Secretariat

5.1 Francophone Secretariat	775	775	800

5.2 French Language Services	3,300	3,800	3,300

Sub-total	4,075	4,575	4,100

6 Heritage

6.1 Program Support	1,472	1,472	1,495

6.2 Royal Alberta Museum	12,440	12,640	12,640

6.3 Royal Tyrrell Museum	6,860	6,940	6,950

6.4 Historic Sites and Other Museums	8,960	8,960	9,105

6.5 Provincial Archives of Alberta	3,410	3,410	3,470

6.6 Historic Resources Management	5,405	5,405	5,500

6.7 Support to Glenbow Museum	2,288	2,288	-

6.8 Heritage Preservation Partnership Programs	1,450	1,450	1,450

6.9 Support for Provincial Heritage Organizations	1,705	1,705	1,705

6.10 Heritage Capital and Repairs	-	620	-

Sub-total	43,990	44,890	42,315

7 Status of Women	19,783	8,020	19,780

Arts, Culture and Status of Women	54

EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CAPITAL GRANTS

2 Community and Voluntary Support Services

2.5 Community Facility Enhancement Program	50,000	50,000	50,000

2.6 Support for Culture Infrastructure	22,365	22,365	9,434

2.7 Investing in Canada Infrastructure - Community, Culture and Recreation	23,015	23,970	1,360

Sub-total	95,380	96,335	60,794
Total	253,197	244,442	222,049

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

3 Cultural Industries

3.2 Cultural Industries	385	385	385

6 Heritage

6.10 Heritage Capital and Repairs	1,946	1,046	1,946
Total	2,331	1,431	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

INVENTORY ACQUISITION

6 Heritage

6.2 Royal Alberta Museum	830	830	830

6.4 Historic Sites and Other Museums	250	250	250

6.5 Provincial Archives of Alberta	10	10	10

Sub-total	1,090	1,090	1,090

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

6 Heritage

6.10 Heritage Capital and Repairs	1,235	880	1,500
Total	2,325	1,970	2,590

55	Arts, Culture and Status of Women

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Heritage	16,516

	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6

2	Jubilee Auditoria	8,201

	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3

3	Financial and Administrative Services	4,200

	Provides financial and administrative services. Costs incurred by the Department for these services are recovered. Programs 1.3 and 4.1
Total		28,917

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
2	Jubilee Auditoria	357

	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3
Total		357

Arts, Culture and Status of Women	56

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Queen’s Jubilee Scholarship	80	80	80

DEPARTMENT NON-CASH AMOUNTS

Amortization

Cultural Industries	445	445	285

Heritage	6,812	6,812	6,672

Consumption of Inventory

Heritage	1,090	815	1,090

Valuation Adjustments and Other Provisions

Ministry Support Services	137	137	137

Heritage	1,000	1,000	1,000

Total	9,564	9,289	9,264

57	Arts, Culture and Status of Women

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	7,665	137	-	(500)	7,302
Community and Voluntary Support Services	92,384	80	-	-	92,464
Cultural Industries	16,575	285	-	-	16,860
Arts	39,230	-	35,217	(39,835)	34,612
Francophone Secretariat	4,100	-	-	-	4,100
Heritage	42,315	8,762	-	(250)	50,827

Status of Women	19,780	-	-	-	19,780

Total	222,049	9,264	35,217	(40,585)	225,945

CAPITAL INVESTMENT

Cultural Industries	385	-	-	-	385

Heritage	1,946	-	-	-	1,946

Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION

Heritage	1,090	-	-	-	1,090

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	161,255	1,217	35,210	(40,585)	157,097

Capital grants	60,794	-	-	-	60,794

Amortization	-	6,957	7	-	6,964

Inventory consumption	-	1,090	-	-	1,090

Total	222,049	9,264	35,217	(40,585)	225,945

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	1,090	-	-	-	1,090

Arts, Culture and Status of Women	58

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Internal Government Transfers	580	580	580

Transfers from Government of Canada	42,103	31,795	20,448

Investment Income	100	100	100

Premiums, Fees and Licences	13,993	13,993	13,966

Other Revenue	14,433	14,433	14,233

Ministry Total	71,209	60,901	49,327

Inter-Ministry Consolidations	(580)	(580)	(580)

Consolidated Total	70,629	60,321	48,747

EXPENSE

Ministry Support Services	7,826	7,826	7,802

Community and Voluntary Support Services	128,875	129,830	92,464

Cultural Industries	16,000	16,000	16,860

Arts	33,095	33,095	36,162

Francophone Secretariat	4,075	4,575	4,100

Heritage	52,892	53,517	51,077

Status of Women	19,783	8,020	19,780

Ministry Total	262,546	252,863	228,245

Inter-Ministry Consolidations	(2,300)	(2,300)	(2,300)

Consolidated Total	260,246	250,563	225,945
Net Operating Result	(189,617)	(190,242)	(177,198)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Cultural Industries	385	385	385

Heritage	1,946	1,046	1,946

Consolidated Total	2,331	1,431	2,331

AMORTIZATION	(7,264)	(7,264)	(6,964)

Change in Capital Assets Total	(4,933)	(5,833)	(4,633)

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Heritage	1,090	1,090	1,090

Consolidated Total	1,090	1,090	1,090

CONSUMPTION	(1,090)	(815)	(1,090)
Change in Inventory Assets Total	-	275	-

59	Arts, Culture and Status of Women

Children and Family Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,147,670	1,151,920	1,225,203

CAPITAL INVESTMENT	2,597	6,789	1,310

CONTINGENCY	-	10,700	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the Ministry, government and public service.

1.3	Corporate Services

Provides business services and corporate finance for the Ministry.

2	Child Intervention
2.1	Program Planning and Supports

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Delivery

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Early Intervention Services for Children and Youth
3.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services and enhances child, youth and family resiliency through a variety of supports (e.g. mentoring, parenting resources, home visitation, and supports for healthy development).

3.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through financial, mentoring and bursary programs and the cost of post-secondary education.

4	Prevention of Family and Sexual Violence
4.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.2	Prevention of Family and Sexual Abuse

Provides grant funding to community-based organizations to prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5	Indigenous Partnerships
5.1	Policy and Partnerships

Provides strategic advice and support for innovative policy development and implementation as well as leads partnership and agreement discussions with Indigenous stakeholders.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders.

Children and Family Services	62

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	755	755	768

1.2 Deputy Minister’s Office	771	771	786

1.3 Corporate Services	4,729	4,776	4,825

Sub-total	6,255	6,302	6,379

2 Child Intervention

2.1 Program Planning and Supports	11,443	11,540	11,712

2.2 Child Intervention Delivery	563,063	557,470	621,561

2.3 Supports for Permanency	69,316	69,352	69,734

2.4 Kinship and Foster Care Support	250,317	250,529	255,012

Sub-total	894,139	888,891	958,019

3 Early Intervention Services for Children and Youth

3.1 Early Intervention and Early Childhood Development	81,012	81,032	81,052

3.2 Youth in Transition	71,328	74,909	81,002

Sub-total	152,340	155,941	162,054

4 Prevention of Family and Sexual Violence

4.1 Program Planning and Delivery	2,529	2,554	2,578

4.2 Prevention of Family and Sexual Abuse	26,212	28,862	25,035

4.3 Women’s Shelters	55,813	58,913	60,609

Sub-total	84,554	90,329	88,222

5 Indigenous Partnerships

5.1 Policy and Partnerships	7,742	7,796	7,848

5.2 Indigenous Connections	2,640	2,661	2,681

Sub-total	10,382	10,457	10,529

Total	1,147,670	1,151,920	1,225,203

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

2 Child Intervention

2.2 Child Intervention Delivery	2,597	6,789	1,310

Total	2,597	6,789	1,310

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE

2 Child Intervention

2.2 Child Intervention Delivery	-	10,700	-

Total	-	10,700	-

63	Children and Family Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Child and Family Benefit	355,000	346,000	375,000

DEPARTMENT NON-CASH AMOUNTS

Amortization

Child Intervention	72	72	72

Valuation Adjustments and Other Provisions

Child Intervention	1,500	1,500	1,500

Total	356,572	347,572	376,572

Children and Family Services	64

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	6,379	-	-	6,379

Child Intervention	958,019	1,572	(2,360)	957,231

Early Intervention Services for Children and Youth	162,054	-	(4,310)	157,744

Prevention of Family and Sexual Violence	88,222	-	-	88,222

Indigenous Partnerships	10,529	-	-	10,529

Alberta Child and Family Benefit	-	375,000	-	375,000

Total	1,225,203	376,572	(6,670)	1,595,105

CAPITAL INVESTMENT

Child Intervention	1,310	-	-	1,310

Total	1,310	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating Expense	1,225,203	376,500	(6,670)	1,595,033

Amortization	-	72	-	72

Total	1,225,203	376,572	(6,670)	1,595,105

CAPITAL INVESTMENT	1,310	-	-	1,310

65	Children and Family Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Services to First Nations Reserves	45,578	45,578	45,578

Other Federal Transfers	40,830	48,080	40,830

Other Revenue	7,699	7,699	7,699

Consolidated Total	94,107	101,357	94,107

EXPENSE

Ministry Support Services	6,255	6,302	6,379

Child Intervention	895,711	901,163	959,591

Early Intervention Services for Children and Youth	152,340	155,941	162,054

Prevention of Family and Sexual Violence	84,554	90,329	88,222

Indigenous Partnerships	10,382	10,457	10,529

Alberta Child and Family Benefit	355,000	346,000	375,000

Ministry Total	1,504,242	1,510,192	1,601,775
Inter-Ministry Consolidations	(6,670)	(6,670)	(6,670)
Consolidated Total	1,497,572	1,503,522	1,595,105
Net Operating Result	(1,403,465)	(1,402,165)	(1,500,998)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Child Intervention	2,597	6,789	1,310

Consolidated Total	2,597	6,789	1,310

AMORTIZATION	(72)	(72)	(72)
Change in Capital Assets Total	2,525	6,717	1,238

Children and Family Services	66

Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	5,763,974	5,756,243	5,977,805

CAPITAL INVESTMENT	565	655	565

FINANCIAL TRANSACTIONS	15,883	15,883	17,285

CONTINGENCY	-	201,646	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Early Childhood Services to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions
3.1	Base Funding

Funding for the delivery of basic instructional programming for Early Childhood Services to Grade 12 education programs and curriculum implementation.

3.2	Learning Support Funding

Funding to support the unique and diverse learning needs and well being of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support

Funding to accredited independent schools and designated special education for children in Early Childhood Services to Grade 12.

4.2	Accredited Private Early Childhood Service Operators Support

Funding to accredited independent early childhood service operators.

5	School Facilities
5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement.

Education	68

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	781	781	793

1.2 Deputy Minister’s Office	674	674	685

1.3 Corporate Services	5,143	5,143	5,248

Sub-total	6,598	6,598	6,726

2 Education System Support	88,254	88,754	95,426

3 Operating Support for School Jurisdictions

3.1 Base Funding	2,053,913	2,060,913	2,121,608

3.2 Learning Support Funding	1,524,816	1,524,816	1,605,816

3.3 Operations and Maintenance	697,364	697,364	723,364

3.4 Transportation	492,731	486,931	486,531

3.5 Governance and Administration	275,900	275,900	284,800

Sub-total	5,044,724	5,045,924	5,222,119

4 Accredited Private Schools and Early Childhood Service Operators

4.1 Accredited Private Schools Support	255,194	256,548	294,861

4.2 Accredited Private Early Childhood Service Operators Support	152,963	152,963	166,246

Sub-total	408,157	409,511	461,107

5 School Facilities

5.1 School Facilities Infrastructure	1,000	1,000	3,000

CAPITAL GRANTS

5 School Facilities

5.1 School Facilities Infrastructure	26,077	9,880	11,477

CAPITAL PAYMENTS TO RELATED PARTIES

5 School Facilities

5.1 School Facilities Infrastructure	155,969	161,381	145,037

DEBT SERVICING COSTS

5 School Facilities

5.2 Alberta Schools Alternative Procurement	33,195	33,195	32,913
Total	5,763,974	5,756,243	5,977,805

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Education System Support	565	655	565
Total	565	655	565

69	Education

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

5 School Facilities

5.2 Alberta Schools Alternative Procurement	15,883	15,883	17,285

Total	15,883	15,883	17,285

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	8	-

1.2 Deputy Minister’s Office	-	11	-

1.3 Corporate Services	-	50	-

Sub-total	-	69	-

2 Education System Support	-	631	-

3 Operating Support for School Jurisdictions

3.1 Base Funding	-	187,900	-

3.2 Learning Support Funding	-	3,400	-

3.3 Operations and Maintenance	-	800	-

Sub-total	-	192,100	-

4 Accredited Private Schools and Early Childhood Service Operators

4.1 Accredited Private Schools Support	-	6,546	-

4.2 Accredited Private Early Childhood Service Operators Support	-	2,300	-

Sub-total	-	8,846	-

Total	-	201,646	-

Education	70

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	French Language Program	21,000

	Funding received from the federal government to support French minority language and second language education programs. Program 3.2

2	Education Services	5,225

Revenue generated from license agreements and administration fees for education services. This includes diploma exam re-writes, educational print services, high school transcriptions, teacher certifications and license agreements for achievement tests and diploma exams. Program 2

Total		26,225

71	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Teachers’ Pension Plan (post-1992) - payments	372,941	372,941	372,941

School Facilities	4,500	4,500	4,500

DEPARTMENT NON-CASH AMOUNTS

Amortization

Education System Support	1,476	1,362	766

Valuation Adjustments and Other Provisions

School Facilities	663	663	-
Total	379,580	379,466	378,207

Education	72

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	6,726	-	-	-	6,726

Instruction - ECS to Grade 12	3,727,424	372,941	10,451,313	(6,887,594)	7,664,084

Operations and Maintenance	723,364	-	802,136	(719,349)	806,151

Student Transportation	486,531	-	532,780	(485,786)	533,525

Accredited Private Schools and Early Childhood	461,107	-	-	-	461,107

Service Operators

School Facilities	159,514	4,500	511,125	(152,537)	522,602

Governance and System Administration	284,800	-	282,760	(282,760)	284,800

Program Support Services	95,426	766	28,200	(4,900)	119,492

Debt Servicing Costs	32,913	-	23,716	(15,124)	41,505

Total	5,977,805	378,207	12,632,030	(8,548,050)	10,439,992

CAPITAL INVESTMENT

School Facilities	-	-	1,030,858	-	1,030,858

Program Support Services	565	-	-	-	565

Total	565	-	1,030,858	-	1,031,423

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	5,788,378	377,441	12,104,689	(8,387,889)	9,882,619

Capital grants	11,477	-	-	-	11,477

Capital payments to related parties	145,037	-	-	(145,037)	-

Amortization	-	766	503,625	-	504,391

Debt servicing costs - general	-	-	23,716	(15,124)	8,592

Debt servicing costs - Capital Plan	32,913	-	-	-	32,913

Total	5,977,805	378,207	12,632,030	(8,548,050)	10,439,992

CAPITAL INVESTMENT	565	-	1,030,858	-	1,031,423

73	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Education Property Tax	2,733,018	2,731,903	3,124,000

Transfers from Government of Canada	136,039	149,973	148,787

Premiums, Fees and Licences	228,117	228,624	237,170

Investment Income	51,070	60,591	49,719

Internal Government Transfers	315,888	325,888	325,888

Fundraising, Gifts and Donations	66,664	87,074	87,074

Other Revenue	190,442	204,496	207,617

Ministry Total	3,721,238	3,788,549	4,180,255

Inter-Ministry Consolidations	(315,888)	(325,888)	(325,888)

Consolidated Total	3,405,350	3,462,661	3,854,367

EXPENSE

Ministry Support Services	6,598	6,667	6,726

Instruction - ECS to Grade 12	7,124,552	7,322,852	7,664,229

Operations and Maintenance	780,151	780,951	806,151

Student Transportation	539,725	533,925	533,525

Accredited Private Schools and Early Childhood Service Operators	408,157	418,357	461,107

School Facilities	511,659	520,266	522,602

Governance and System Administration	275,900	275,900	284,800

Program Support Services	113,030	114,047	119,492

Debt Servicing Costs	56,911	56,911	56,629

Ministry Total	9,816,683	10,029,876	10,455,261

Inter-Ministry Consolidations	(15,932)	(15,932)	(15,269)
Consolidated Total	9,800,751	10,013,944	10,439,992
Net Operating Result	(6,395,401)	(6,551,283)	(6,585,625)

CHANGE IN CAPITAL ASSETS

INVESTMENT

School Facilities	919,241	868,099	1,030,858
Program Support Services	565	655	565

Consolidated Total	919,806	868,754	1,031,423

AMORTIZATION	(480,895)	(505,585)	(504,391)
Change in Capital Assets Total	438,911	363,169	527,032

Education	74

Energy and Minerals

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	615,438	657,089	683,390

CAPITAL INVESTMENT	1,478	2,005	500

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.3	Industry Advocacy

An information hub that responded in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Economic Recovery Support
4.1	Mineral Strategy

Costs associated with government’s Mineral Strategy and Action Plan.

4.2	Alberta Petrochemicals Incentive Program

Provides grants to companies to attract investment in new or expanded market-driven petrochemical facilities.

Energy and Minerals	76

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,035	1,035	1,050

1.2 Deputy Minister’s Office	1,065	1,065	1,080

1.3 Corporate Services	3,363	3,363	3,363

Sub-total	5,463	5,463	5,493

2 Resource Development and Management

2.1 Energy Operations	18,828	21,828	21,828

2.2 Energy Policy	44,670	56,670	56,618

2.3 Industry Advocacy	20,055	1,930	-

Sub-total	83,553	80,428	78,446

3 Cost of Selling Oil	356,667	408,369	406,415

4 Economic Recovery Support

4.1 Mineral Strategy	15,877	15,877	12,200

CAPITAL GRANTS

4 Economic Recovery Support

4.2 Alberta Petrochemicals Incentive Program	153,878	146,952	180,836

Total	615,438	657,089	683,390

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	1,478	2,005	500

Total	1,478	2,005	500

77	Energy and Minerals

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Carbon Capture and Storage	689	689	689

Capital Grants

Carbon Capture and Storage	58,350	17,573	36,443

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	500	500	500

Valuation Adjustments and Other Provisions

Resource Development and Management	40	40	40
Total	59,579	18,802	37,672

Energy and Minerals	78

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	5,493	500	-	-	5,993

Resource Development and Management	78,446	40	-	(1,500)	76,986

Cost of Selling Oil	406,415	-	-	-	406,415

Carbon Capture and Storage	-	37,132	-	-	37,132

Energy Regulation	-	-	269,723	-	269,723

Orphan Well Abandonment	-	-	144,950	-	144,950
Economic Recovery Support	193,036	-	-	(12,200)	180,836

Total	683,390	37,672	414,673	(13,700)	1,122,035

CAPITAL INVESTMENT

Ministry Support Services	500	-	-	-	500
Energy Regulation	-	-	14,500	-	14,500

Total	500	-	14,500	-	15,000

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	502,554	729	402,673	(13,700)	892,256

Capital grants	180,836	36,443	-	-	217,279
Amortization	-	500	12,000	-	12,500

Total	683,390	37,672	414,673	(13,700)	1,122,035

CAPITAL INVESTMENT	500	-	14,500	-	15,000

79	Energy and Minerals

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Freehold Mineral Rights Tax	100,000	87,020	100,356

Natural Gas and By-Products Royalty	1,468,000	1,161,232	1,228,200

Crude Oil Royalty	2,779,000	2,945,680	2,509,523

Bitumen Royalty	12,538,000	16,859,334	12,830,420

Bonuses and Sales of Crown Leases	321,000	382,139	361,127

Energy Regulation Industry Levies and Licences	225,246	226,106	250,000

Orphan Well Abandonment Levy and Fees	135,500	146,500	144,950

Investment Income	6,299	6,113	5,899

Other Revenue	575	2,037	1,700

Other Premiums, Fees and Licences	1,729	3,569	1,729

Net Income Alberta Petroleum Marketing Commission	(524,974)	(599,126)	(673,826)

Rentals and Fees / Coal Royalty	209,000	160,717	138,036

Ministry Total	17,259,375	21,381,321	16,898,114

Inter-Ministry Consolidations	-	(1,462)	(1,125)

Consolidated Total	17,259,375	21,379,859	16,896,989

EXPENSE

Ministry Support Services	5,963	5,963	5,993

Resource Development and Management	83,593	75,468	76,986

Cost of Selling Oil	356,667	408,369	406,415

Carbon Capture and Storage	59,039	18,262	37,132

Energy Regulation	246,421	255,397	269,723

Orphan Well Abandonment	135,500	146,500	144,950
Economic Recovery Support	153,878	146,952	180,836

Consolidated Total	1,041,061	1,056,911	1,122,035
Net Operating Result	16,218,314	20,322,948	15,774,954

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	1,478	2,005	500
Energy Regulation	14,500	14,500	14,500

Consolidated Total	15,978	16,505	15,000

AMORTIZATION	(12,500)	(12,500)	(12,500)
Change in Capital Assets Total	3,478	4,005	2,500

Energy and Minerals	80

Environment and Protected Areas

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	559,211	435,805	550,024

CAPITAL INVESTMENT	65,550	14,538	45,231

FINANCIAL TRANSACTIONS	100	3,391	808

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy

Develops policies and programs that are aligned with provincial air quality outcomes and that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating air emissions from approved facilities and monitoring air quality for emissions of concern to Albertans.

3	Land
3.1	Land Policy

Develops, coordinates, and evaluates polices related to land conservation, reclamation and remediation, waste and recycling management, and public lands management.

3.2	Land Management

Develops and supports implementation of policy, regional and sub-regional land use plans, conserves and supports management of crown land through the integration of diverse interests.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management.

4.2	Water Partners and Stewardship

Supports outreach with Albertans to enhance water stewardship, including working with Alberta Water Council, Watershed Planning and Advisory Councils and Watershed Stewardship Groups.

4.3	Water Management

Responsible for supporting and promoting the conservation and sustainable management of water resources, through the wise use and allocation of water under the Water Act in Alberta.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

5	Fish and Wildlife
5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

Environment and Protected Areas	82

DESCRIPTION OF SUPPLY VOTE PROGRAM … continued

6	Integrated Planning
6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

8.2	Oil Sands Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

9	Emissions Management
9.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction regulatory system, the Specified Gas Reporting Regulation, and Renewable Fuel Standard Regulation.

9.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions and climate resilience in Alberta.

9.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10	Quasi-Judicial Bodies
10.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

10.2	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by Environment and Protected Areas and Forestry and Parks.

83	Environment and Protected Areas

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	997	1,005	1,018

1.2 Deputy Minister’s Office	680	686	694

1.3 Corporate Services	19,020	19,122	19,085

Sub-total	20,697	20,813	20,797

2 Air

2.1 Air Policy	5,627	5,676	5,865

2.2 Air Partners and Stewardship	3,568	3,587	3,447

2.3 Air Quality Management	2,162	2,180	2,199

Sub-total	11,357	11,443	11,511

3 Land

3.1 Land Policy	5,855	5,892	4,051

3.2 Land Management	21,579	21,725	22,522

Sub-total	27,434	27,617	26,573

4 Water

4.1 Water Policy	6,763	6,797	5,509

4.2 Water Partners and Stewardship	6,919	6,994	7,086

4.3 Water Management	35,501	34,906	34,355

4.4 Flood Adaptation	10,194	10,725	10,872

Sub-total	59,377	59,422	57,822

5 Fish and Wildlife

5.1 Fish and Wildlife Policy	6,991	7,017	10,619

5.2 Fisheries Management	10,992	11,470	11,557

5.3 Wildlife Management	48,581	50,358	51,677

Sub-total	66,564	68,845	73,853

6 Integrated Planning

6.1 Resource Management	17,914	18,008	16,570

6.2 Regional Cumulative Effects Management	12,256	13,100	12,267

6.3 Environmental Emergency Response	4,447	7,668	4,482

Sub-total	34,617	38,776	33,319

7 Land Use Secretariat	7,423	7,440	6,911

8 Science and Monitoring

8.1 Environmental Science, Monitoring, Evaluation and Reporting	18,151	18,255	18,031

8.2 Oil Sands Monitoring	54,392	53,649	54,392

Sub-total	72,543	71,904	72,423

Environment and Protected Areas	84

EXPENSE VOTE BY PROGRAM.. continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE … continued

9 Emissions Management

9.1 Regulatory and Operations	10,541	10,541	10,541

9.2 Technology Innovation and Emissions Reduction	201,662	70,360	181,620

9.3 Oil Sands Innovation	3,000	-	-

Sub-total	215,203	80,901	192,161

10 Quasi-Judicial Bodies

10.1 Natural Resources Conservation Board	6,076	6,076	6,104

10.2 Environmental and Public Lands Appeal Board	1,838	1,851	1,950

Sub-total	7,914	7,927	8,054

CAPITAL GRANTS

4 Water

4.3 Water Management	-	-	500

4.4 Flood Adaptation	33,482	37,479	28,500

Sub-total	33,482	37,479	29,000

6 Integrated Planning

6.2 Regional Cumulative Effects Management	2,600	2,600	17,600

8 Science and Monitoring

8.2 Oil Sands Monitoring	-	638	-

Total	559,211	435,805	550,024

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	425	227	1,259

3 Land

3.2 Land Management	5,602	1,602	5,602

4 Water

4.2 Water Partners and Stewardship	485	243	242

4.3 Water Management	1,000	300	5,200

4.4 Flood Adaptation	4,228	4,484	2,702

Sub-total	5,713	5,027	8,144

5 Fish and Wildlife

5.2 Fisheries Management	48,326	4,602	24,307

5.3 Wildlife Management	324	324	299

Sub-total	48,650	4,926	24,606

85	Environment and Protected Areas

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT CAPITAL ACQUISITIONS… continued

6 Integrated Planning

6.2 Regional Cumulative Effects Management	1,600	882	215

6.3 Environmental Emergency Response	-	342	22

Sub-total	1,600	1,224	237

8 Science and Monitoring

8.1 Environmental Science, Monitoring, Evaluation and Reporting	3,560	1,427	5,383

8.2 Oil Sands Monitoring	-	105	-

Sub-total	3,560	1,532	5,383

Total	65,550	14,538	45,231

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

4 Water

4.3 Water Management	100	100	100

6 Integrated Planning

6.1 Resource Management	-	3,291	708

Total	100	3,391	808

Environment and Protected Areas	86

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Remediation Certificates	25

	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2

2	Bow Habitat Station	415

	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2
Total		440

87	Environment and Protected Areas

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Land	5,000	5,000	5,000

Quasi-Judicial Bodies	-	25,487	25,000

DEPARTMENT NON-CASH AMOUNTS

Amortization	4,144	4,144	4,434

Valuation Adjustments and Other Provisions

Vacation Liability and Doubtful Accounts	1,227	1,227	1,227

Prepaid Annual Access Payment	1,025	1,025	-

Total	11,396	36,883	35,661

Environment and Protected Areas	88

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	20,797	1,255	-	(2,830)	19,222
Air	11,511	17	-	-	11,528
Land	26,573	5,000	10,000	(21,344)	20,229
Water	86,822	94	-	(1,125)	85,791
Fish and Wildlife	73,853	1,450	-	-	75,303
Integrated Planning	50,919	246	-	-	51,165
Land Use Secretariat	6,911	-	-	-	6,911
Science and Monitoring	72,423	2,599	-	(995)	74,027
Emissions Management	192,161	-	408,633	(407,583)	193,211

Quasi-Judicial Bodies	8,054	25,000	6,131	(6,104)	33,081

Total	550,024	35,661	424,764	(439,981)	570,468

CAPITAL INVESTMENT
Ministry Support Services	1,259	-	-	-	1,259
Land	5,602	-	-	-	5,602
Water	8,144	-	-	-	8,144
Fish and Wildlife	24,606	-	-	-	24,606
Integrated Planning	237	-	-	-	237
Science and Monitoring	5,383	-	-	-	5,383

Quasi-Judicial Bodies	-	-	17	-	17

Total	45,231	-	17	-	45,248

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	503,424	31,227	414,734	(434,981)	514,404
Capital grants	46,600	-	5,000	-	51,600
Capital payments to related parties	-	-	5,000	(5,000)	-

Amortization	-	4,434	30	-	4,464

Total	550,024	35,661	424,764	(439,981)	570,468

CAPITAL INVESTMENT	45,231	-	17	-	45,248

89	Environment and Protected Areas

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
REVENUE

Transfers from Government of Canada	30,229	36,837	32,474

Investment Income	16,103	26,103	12,690

Premiums, Fees and Licences	9,130	7,430	8,856

Technology Innovation and Emissions Reduction Fund	524,000	239,750	397,000

Other Revenue	69,044	69,094	69,832

Ministry Total	648,506	379,214	520,852

Inter-Ministry Consolidations	(13,501)	(13,501)	(14,174)

Consolidated Total	635,005	365,713	506,678

EXPENSE

Ministry Support Services	21,948	22,064	22,052

Air	11,376	11,462	11,528

Land	32,434	32,617	31,573

Water	93,972	98,014	86,916

Fish and Wildlife	67,932	70,213	75,303

Integrated Planning	37,449	41,608	51,165

Land Use Secretariat	7,423	7,440	6,911

Science and Monitoring	74,956	74,955	75,022

Emissions Management	216,253	81,951	193,211

Quasi-Judicial Bodies	7,941	33,441	33,081

Ministry Total	571,684	473,765	586,762

Inter-Ministry Consolidations	(14,496)	(15,958)	(16,294)

Consolidated Total	557,188	457,807	570,468
Net Operating Result	77,817	(92,094)	(63,790)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	425	227	1,259

Land	5,602	1,602	5,602

Water	5,713	5,027	8,144

Fish and Wildlife	48,650	4,926	24,606

Integrated Planning	1,600	1,224	237

Science and Monitoring	3,560	1,532	5,383

Quasi-Judicial Bodies	17	17	17

Consolidated Total	65,567	14,555	45,248

AMORTIZATION	(4,174)	(4,174)	(4,464)
Change in Capital Assets Total	61,393	10,381	40,784

Environment and Protected Areas	90

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	62,780	62,465	67,382

CAPITAL INVESTMENT	25	340	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council

Includes the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office, Cabinet Coordination Office, and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations
2.1	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and coordinates, develops and delivers Alberta’s international relations efforts and trade promotion activities, including missions by the Premier.

2.2	Grant to Invest Alberta Corporation

Operating grant to the Invest Alberta Corporation, which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

Executive Council	92

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Office of the Premier / Executive Council

1.1 Office of the Premier / Executive Council	21,097	20,897	25,675

1.2 Office of the Lieutenant Governor	647	647	659

Sub-total	21,744	21,544	26,334

2 Intergovernmental Relations

2.1 Intergovernmental Relations	23,641	23,526	23,595

2.2 Grant to Invest Alberta Corporation	17,395	17,395	17,453

Sub-total	41,036	40,921	41,048
Total	62,780	62,465	67,382

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1.1 Office of the Premier / Executive Council	25	225	25

2.1 Intergovernmental Relations	-	115	-
Total	25	340	25

93	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Office of the Premier / Executive Council	26,334	-	-	-	26,334

Intergovernmental Relations	41,048	-	-	(17,453)	23,595

Invest Alberta Corporation	-	-	17,463	-	17,463

Total	67,382	-	17,463	(17,453)	67,392

CAPITAL INVESTMENT

Office of the Premier / Executive Council	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	67,382	-	17,453	(17,453)	67,382

Amortization	-	-	10	-	10

Total	67,382	-	17,463	(17,453)	67,392

CAPITAL INVESTMENT	25	-	-	-	25

Executive Council	94

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Other Revenue	8	8	8
Consolidated Total	8	8	8

EXPENSE

Office of the Premier / Executive Council	21,744	21,544	26,334

Intergovernmental Relations	23,641	23,526	23,595

Invest Alberta Corporation	17,414	17,414	17,463
Consolidated Total	62,799	62,484	67,392
Net Operating Result	(62,791)	(62,476)	(67,384)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Office of the Premier / Executive Council	25	225	25

Intergovernmental Relations	-	115	-
Consolidated Total	25	340	25

AMORTIZATION	(19)	(19)	(10)

Change in Capital Assets Total	6	321	15

95	Executive Council

Forestry and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	364,842	614,822	364,929

CAPITAL INVESTMENT	128,145	110,072	106,514

FINANCIAL TRANSACTIONS	21,310	8,510	14,110

CONTINGENCY	-	455,944	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Forests
2.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

2.2	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

2.3	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

3	Parks
3.1	Parks Delivery

Provides parks program operations, parks conservation, and parks public safety and security.

3.2	Parks Planning and Business Supports

Provides parks visitor experience, strategic planning and capital development.

4	Lands
4.1	Public Land Operations

Delivers programs for the regulatory assurance system on crown lands, recreation, and land management across the province, including authorizations/approvals, inspections and enforcement on Parks and Public Lands.

4.2	Rangeland Operations

Delivers programs for crown land rangelands including regulatory assurance (approvals, inspections and compliance), range stewardship programs, knowledge, training and science, business information systems.

5	Hunting and Angling

Provides angling and hunting opportunities through effective fish and wildlife management.

Forestry and Parks	98

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	892	903	907

1.2 Deputy Minister’s Office	786	796	801

1.3 Corporate Services	3,833	3,876	4,198

Sub-total	5,511	5,575	5,906

2 Forests

2.1 Wildfire Management	155,364	159,253	159,660

2.2 Forest Stewardship and Trade	42,239	39,455	42,321

2.3 Wildfire Presuppression and Response	-	251,378	-

Sub-total	197,603	450,086	201,981

3 Parks

3.1 Parks Delivery	82,600	84,681	85,941

3.2 Parks Planning and Business Supports	8,983	9,082	9,333

Sub-total	91,583	93,763	95,274

4 Lands

4.1 Public Land Operations	37,041	38,435	39,531

4.2 Rangeland Operations	8,242	9,308	8,335

Sub-total	45,283	47,743	47,866

5 Hunting and Angling	13,328	13,880	13,402

CAPITAL GRANTS

3 Parks

3.2 Parks Planning and Business Supports	5,359	-	-

4 Lands

4.1 Public Land Operations	6,175	3,775	500
Total	364,842	614,822	364,929

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Forests

2.1 Wildfire Management	18,852	19,799	23,052

3 Parks

3.2 Parks Planning and Business Supports	96,715	74,488	70,834

4 Lands

4.1 Public Land Operations	12,578	15,785	12,628
Total	128,145	110,072	106,514

99	Forestry and Parks

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

LOANS AND ADVANCES

2 Forests

2.1 Wildfire Management	20,000	7,200	12,800

INVENTORY ACQUISITION

2 Forests

2.1 Wildfire Management	1,310	1,310	1,310
Total	21,310	8,510	14,110

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Forests

2.3 Wildfire Presuppression and Response	-	455,422	-

3 Parks

3.1 Parks Delivery	-	522	-
Total	-	455,944	-

Forestry and Parks	100

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate
1	Parks Operations	49,729

	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 3 and 4.1
2	Hunting and Angling	7,506

Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences, and the Report a Poacher and Wildlife Predator Compensation programs. Program 5

3	Parks Infrastructure	4,200

Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 3

4	Public Land Camping Fees	1,500

	Revenue collected from year-round random camp on public lands will be used towards enforcement, education, trail maintenance, stewardship and community response. Program 4.1
5	Provincial Mapping Data	1,250

	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Program 4.1
Total		64,185

101	Forestry and Parks

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Forests	14,230	14,230	16,230

Parks	30,101	30,101	21,138

Lands	1,602	1,602	1,698

Consumption of Inventory

Forests	1,310	1,310	1,310
Total	47,243	47,243	40,376

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS

Investment

Lands	-	2,458	-
Total	-	2,458	-

Forestry and Parks	102

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	5,906	-	-	5,906
Forests	201,981	17,540	(1,817)	217,704
Parks	95,274	21,138	(352)	116,060
Lands	48,366	1,698	-	50,064

Hunting and Angling	13,402	-	-	13,402

Total	364,929	40,376	(2,169)	403,136

CAPITAL INVESTMENT
Forests	23,052	-	-	23,052
Parks	70,834	-	-	70,834

Lands	12,628	-	-	12,628

Total	106,514	-	-	106,514

INVENTORY ACQUISITION
Forests	1,310	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	364,429	-	(2,169)	362,260
Capital grants	500	-	-	500
Amortization	-	39,066	-	39,066

Inventory consumption	-	1,310	-	1,310

Total	364,929	40,376	(2,169)	403,136

CAPITAL INVESTMENT	106,514	-	-	106,514

INVENTORY ACQUISITION	1,310	-	-	1,310

103	Forestry and Parks

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers from Government of Canada	9,236	20,259	20,539
Premiums, Fees and Licences	262,899	264,901	235,494
Other Revenue	13,617	16,075	13,617

Ministry Total	285,752	301,235	269,650

Inter-Ministry Consolidations	(1,052)	(1,052)	(1,052)
Consolidated Total	284,700	300,183	268,598

EXPENSE

Ministry Support Services	5,511	5,575	5,906
Forests	213,143	921,048	219,521
Parks	127,043	124,386	116,412
Lands	53,060	53,120	50,064
Hunting and Angling	13,328	13,880	13,402

Ministry Total	412,085	1,118,009	405,305

Inter-Ministry Consolidations	(2,169)	(2,169)	(2,169)
Consolidated Total	409,916	1,115,840	403,136
Net Operating Result	(125,216)	(815,657)	(134,538)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Forests	18,852	19,799	23,052
Parks	96,715	74,488	70,834

Lands	12,578	18,243	12,628
Consolidated Total	128,145	112,530	106,514

AMORTIZATION	(45,933)	(45,933)	(39,066)
Change in Capital Assets Total	82,212	66,597	67,448

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Forests	1,310	1,310	1,310
Consolidated Total	1,310	1,310	1,310

CONSUMPTION	(1,310)	(1,310)	(1,310)
Change in Inventory Assets Total	-	-	-

Forestry and Parks	104

Health

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	21,765,332	21,654,592	22,353,994

CAPITAL INVESTMENT	29,815	29,815	30,430

FINANCIAL TRANSACTIONS	159,196	159,196	162,789

CONTINGENCY	-	970,141	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Support and Policy Development

Provides business services including corporate finance, and the development and review of strategic health policy, health research, health system quality improvement and accountability.

1.4	Health Advocates’ Office

Provides support to the independent investigative body that reports to the Minister of Health and works to provide a central intake for healthcare complaints and resolve citizen concerns with the health system and issues that impact seniors.

2	Acute Care
2.1	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.2	Emergency Health Services

Includes support for Emergency Health Services such as ground ambulance services and inter-facility patient transfers.

Expense also includes central dispatch services and initiatives to enhance response times.

2.3	Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

3	Physician Compensation and Development
3.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

3.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

3.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

4	Drugs and Supplemental Health Benefits
4.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2	Outpatient Drugs

Supports the purchase and administration of outpatient cancer therapy drugs and specialized high cost drugs.

4.3	Seniors Drug, Dental, Optical and Supplemental Health Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs, basic dental and optical services, and supplemental health benefits.

4.4	Non-Group Drug and Supplemental Health Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.5	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

4.6	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

Health	106

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.7	Adult Health Benefit

Provides supports to low income adults to ensure they have access to prescription drugs and health benefits.

4.8	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

4.9	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

5	Primary Care
5.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

5.2	Primary Care

Primary Care Networks promote integration, encourage innovation, and increase access through collaboration between family physicians and other health care providers.

5.3	Primary Care Alberta

Includes supports for ensuring Albertans have access to high-quality primary care services across the province that improve health outcomes and prioritize patient experience.

6	Population and Public Health
6.1	Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

6.2	Immunization Support

Provides support for operations of the Provincial Vaccine Depot and immunization providers.

6.3	Protection, Prevention, and Wellness

Provides support for strategies and standards in environmental health, emergency preparedness, health promotion, and protection for the health of the public.

6.4	Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

6.5	Public Health Services

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

7	Indigenous Health
7.1	Program Support

Includes salaries, supplies and services to support Indigenous health programs.

7.2	Indigenous Health

Provides support for initiatives dedicated to improving the health and well-being of First Nation, Metis and Inuit peoples in Alberta.

8	Other Health Services
8.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

8.2	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

8.3	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

8.4	Children’s Health Supports

Provides support for rehabilitation services for children and youth.

107	Health

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

8.5	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

8.6	Accommodation Standards and Licensing

Provides support for licensing and compliance monitoring of long-term care and supportive living facilities.

8.7	Palliative Care

A commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

8.8	Health Innovation

Provides support for initiatives on enhancing health outcomes.

8.9	Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

9	Information Technology
9.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

9.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

10	Infrastructure Support
10.1	Planning Initiatives Capital Program

Supports planning activities for future health facility developments.

10.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

10.3	Medical Equipment Replacement and Upgrade Program

Provides support to replace and upgrade medical equipment and Diagnostic Imaging Enhancement Program for the expansion and upgrade of diagnostic imaging capabilities across Alberta.

10.4	Alberta Surgical Initiative Capital Program Capital support to improve surgical wait times.
10.5	National Association of Pharmacy Regulatory Authorities Capital Program

Provides capital support for renovations to accommodate new standards for sterile compounding as established by National Association of Pharmacy Regulatory Authorities and adopted by Alberta College of Pharmacists.

10.6	Emergency Health Services Vehicles Capital Program

Provides capital support to purchase new and upgrade existing Emergency Health Services vehicles and ambulances.

10.7	Rural Community Initiatives

Provides support to the development of Primary Care Centres program, rural urgent care centres, rural hospital enhancement program and rural health facilities capital program.

11	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

Health	108

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,225	1,225	1,227

1.2 Deputy Minister’s Office	1,973	1,973	1,977

1.3 Strategic Corporate Support and Policy Development	61,706	61,706	75,168

1.4 Health Advocates’ Office	3,569	3,569	3,808

Sub-total	68,473	68,473	82,180

2 Acute Care

2.1 Acute Care	7,727,022	7,608,774	7,954,201

2.2 Emergency Health Services	615,882	615,882	650,343

2.3 Diagnostic and Therapeutic Services	2,274,435	2,274,435	2,364,345

Sub-total	10,617,339	10,499,091	10,968,889

3 Physician Compensation and Development

3.1 Program Support	10,425	10,425	14,207

3.2 Physician Services	5,760,110	5,760,510	5,868,162

3.3 Physician Education and Recruitment	452,490	452,490	458,310

Sub-total	6,223,025	6,223,425	6,340,679

4 Drugs and Supplemental Health Benefits

4.1 Program Support	71,827	71,827	75,968

4.2 Outpatient Drugs	480,000	480,000	493,300

4.3 Seniors Drug, Dental, Optical and Supplemental Health Benefits	882,441	855,441	862,648

4.4 Non-Group Drug and Supplemental Health Benefits	214,325	214,325	217,461

4.5 Assured Income for the Severely Handicapped Health Benefit	260,902	260,902	260,902

4.6 Child Health Benefit	25,897	25,897	25,897

4.7 Adult Health Benefit	229,045	229,045	231,353

4.8 Alberta Aids to Daily Living	219,750	219,750	219,750

4.9 Pharmaceutical Innovation and Management	157,980	157,980	162,937

Sub-total	2,542,167	2,515,167	2,550,216

5 Primary Care

5.1 Program Support	13,171	13,171	12,357

5.2 Primary Care	446,043	472,243	436,529

5.3 Primary Care Alberta	281,262	281,262	296,375

Sub-total	740,476	766,676	745,261

6 Population and Public Health

6.1 Program Support	21,773	21,773	23,283

6.2 Immunization Support	4,121	4,121	4,121

6.3 Protection, Prevention, and Wellness	7,233	7,233	9,891

6.4 Cancer Research and Prevention Investment	25,852	25,852	25,852

6.5 Public Health Services	377,952	377,952	384,563

Sub-total	436,931	436,931	447,710

109	Health

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE continued

7 Indigenous Health

7.1 Program Support	2,960	2,960	7,114

7.2 Indigenous Health	18,400	18,400	7,900

Sub-total	21,360	21,360	15,014

8 Other Health Services

8.1 Program Support	16,940	16,940	17,281

8.2 Allied Health Services	160,448	160,448	153,393

8.3 Out-of-Province Health Care Services	138,702	138,702	145,637

8.4 Children’s Health Supports	15,000	15,000	15,000

8.5 Human Tissue and Blood Services	268,232	268,232	278,542

8.6 Accommodation Standards and Licensing	10,167	10,167	9,261

8.7 Palliative Care	5,000	5,000	5,000

8.8 Health Innovation	29,860	29,860	37,260

8.9 Community-Based Health Services	175,114	172,157	170,105

Sub-total	819,463	816,506	831,479

9 Information Technology

9.1 Program Support	25,008	25,008	23,293

9.2 Development and Operations	154,006	154,006	180,414

Sub-total	179,014	179,014	203,707

11 Health Quality Council of Alberta	9,976	9,976	9,976

CAPITAL PAYMENTS TO RELATED PARTIES

2 Acute Care

2.1 Acute Care	1,225	1,225	-

10 Infrastructure Support

10.1 Planning Initiatives Capital Program	-	-	5,000

10.2 External Information Systems Development	5,748	5,748	5,748

10.3 Medical Equipment Replacement and Upgrade Program	30,000	30,000	86,000

10.4 Alberta Surgical Initiative Capital Program	4,135	15,000	4,135

10.5 National Association of Pharmacy Regulatory Authorities Capital Program	11,000	11,000	13,000

10.6 Emergency Health Services Vehicles Capital Program	15,000	15,000	20,000

10.7 Rural Community Initiatives	40,000	40,000	25,000

Sub-total	105,883	116,748	158,883

Total	21,765,332	21,654,592	22,353,994

Health	110

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT CAPITAL ACQUISITIONS

8 Other Health Services

8.6 Accommodation Standards and Licensing	635	635	-

9 Information Technology

9.2 Development and Operations	22,480	22,480	22,230

10 Infrastructure Support

10.7 Rural Community Initiatives	6,700	6,700	8,200

Total	29,815	29,815	30,430

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION

4 Drugs and Supplemental Health Benefits

4.2 Outpatient Drugs	9,000	9,000	9,000

6 Population and Public Health

6.2 Immunization Support	150,196	150,196	153,789

Total	159,196	159,196	162,789

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE

2 Acute Care

2.1 Acute Care	-	522,058	-

3 Physician Compensation and Development

3.2 Physician Services	-	448,083	-

Total	-	970,141	-

111	Health

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Services to Ministries	2,024

	Funding is received from other ministries to provide common services such as corporate services or other program supporting services. Program 1.3

2	Hepatitis C Health Services	1,000

	Funding is received from the Federal Government to enhance existing health services to persons with chronic Hepatitis C virus infection. Program 8.9
Total		3,024

Health	112

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	250	250	250

Information Technology	18,000	18,000	18,000

Consumption of Inventory

Drugs and Supplemental Health Benefits	9,000	9,000	9,000

Population and Public Health	148,060	148,060	276,245

Valuation Adjustments and Other Provisions

Ministry Support Services	2,000	2,000	2,000

Total	177,310	177,310	305,495

113	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	82,180	2,250	-	(2,024)	82,406

Physician Compensation and Development	6,340,679	-	1,233,864	(584,644)	6,989,899

Diagnostic, Therapeutic and Other Patient Services	-	-	2,499,750	(3,600)	2,496,150

Drugs and Supplemental Health Benefits	2,550,216	9,000	899,325	(756,670)	2,701,871

Population and Public Health	447,710	276,245	312,528	(412,791)	623,692

Emergency Health Services	-	-	788,900	-	788,900

Support Services	-	-	2,312,314	(27,862)	2,284,452

Information Technology	203,707	18,000	845,703	(10,700)	1,056,710

Administration	-	-	544,402	(6,500)	537,902

Research and Education	-	-	113,378	(35,800)	77,578

Infrastructure Support	158,883	-	-	(158,883)	-

Other Health Services	831,479	-	-	(70,008)	761,471

Acute Care	10,968,889	-	4,995,770	(10,988,889)	4,975,770

Primary Care	745,261	-	322,498	(422,963)	644,796

Indigenous Health	15,014	-	-	-	15,014

Health Quality Council of Alberta	9,976	-	-	(9,976)	-

Debt Servicing	-	-	19,000	(19,000)	-

Total	22,353,994	305,495	14,887,432	(13,510,310)	24,036,611

CAPITAL INVESTMENT

Information Technology	22,230	-	-	-	22,230

Infrastructure Support	8,200	-	-	-	8,200

Health Facilities and Equipment	-	-	414,069	-	414,069

Total	30,430	-	414,069	-	444,499

INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	9,000	-	1,363,566	-	1,372,566

Population and Public Health	153,789	-	-	-	153,789

Total	162,789	-	1,363,566	-	1,526,355

Health	114

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Operating expense	22,195,111	2,000	13,231,049	(13,332,427)	22,095,733

Capital payments to related parties	158,883	-	-	(158,883)	-

Amortization	-	18,250	314,770	-	333,020

Inventory consumption	-	285,245	1,322,613	-	1,607,858

Debt servicing costs - general	-	-	19,000	(19,000)	-

Total	22,353,994	305,495	14,887,432	(13,510,310)	24,036,611

CAPITAL INVESTMENT	30,430	-	414,069	-	444,499

INVENTORY ACQUISITION	162,789	-	1,363,566	-	1,526,355

115	Health

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
REVENUE

Internal Government Transfers	451,741	409,232	479,020

Transfers from Government of Canada	293,781	370,422	399,881

Canada Health Transfer	6,164,135	6,155,708	6,559,639

Investment Income	77,786	92,686	90,466

Supplementary Health Benefit Premiums	46,000	43,000	43,000

Other Premiums, Fees and Licenses	610,774	661,472	673,937

Other Revenue	363,598	544,842	941,660

Ministry Total	8,007,815	8,277,362	9,187,603

Inter-Ministry Consolidations	(461,785)	(572,995)	(753,420)

Consolidated Total	7,546,030	7,704,367	8,434,183

EXPENSE

Ministry Support Services	70,723	70,723	84,430

Physician Compensation and Development	6,675,526	7,163,365	7,134,701

Diagnostic, Therapeutic and Other Patient Services	2,304,462	2,378,335	2,499,750

Drugs and Supplemental Health Benefits	2,788,692	2,905,267	2,965,241

Population and Public Health	568,136	575,552	628,250

Emergency Health Services	728,200	732,646	788,900

Support Services	2,173,754	2,335,473	2,312,314

Information Technology	935,947	987,191	1,056,710

Administration	481,667	559,651	544,402

Research and Education	114,888	132,289	113,378

Other Health Services	753,596	750,639	769,708

Acute Care	4,575,661	4,824,103	4,995,770

Primary Care	641,264	667,464	644,796

Indigenous Health	21,360	21,360	15,014

Debt Servicing	18,000	18,000	19,000

Ministry Total	22,851,876	24,122,058	24,572,364

Inter-Ministry Consolidations	(250,137)	(427,520)	(535,753)

Consolidated Total	22,601,739	23,694,538	24,036,611
Net Operating Result	(15,055,709)	(15,990,171)	(15,602,428)

Health	116

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
INVESTMENT

Information Technology	22,480	22,480	22,230

Infrastructure Support	6,700	6,700	8,200

Other Health Services	635	635	-

Health Facilities and Equipment	370,108	360,973	414,069

Consolidated Total	399,923	390,788	444,499

AMORTIZATION	(328,424)	(312,624)	(333,020)
Change in Capital Assets Total	71,499	78,164	111,479

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	1,206,496	1,206,496	1,372,566

Population and Public Health	150,196	150,196	153,789

Consolidated Total	1,356,692	1,356,692	1,526,355

CONSUMPTION	(1,289,053)	(1,407,828)	(1,607,858)
Change in Inventory Assets Total	67,639	(51,136)	(81,503)

117	Health

Immigration and Multiculturalism

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	41,823	40,421	41,823

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides integrated corporate services including financial, legislative, administration, accommodations and corporate planning.

2	Immigration

Designs and delivers programs that attract international talent to support Alberta’s economy and labour market needs.

3	Newcomer and Multicultural Supports
3.1	Multiculturalism and Community Supports

Develops and delivers programming related to multiculturalism and anti-racism.

3.2	Newcomer Integration

Designs and delivers programs that help newcomers settle in Alberta.

Immigration and Multiculturalism	120

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	800	800	814

1.2 Deputy Minister’s Office	857	857	874

1.3 Corporate Services	4,795	4,755	4,883

Sub-total	6,452	6,412	6,571

2 Immigration	16,262	14,900	15,991

3 Newcomer and Multicultural Supports

3.1 Multiculturalism and Community Supports	5,875	5,875	5,895

3.2 Newcomer Integration	13,234	13,234	13,366

Sub-total	19,109	19,109	19,261
Total	41,823	40,421	41,823

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	25	25
Total	25	25	25

121	Immigration and Multiculturalism

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	International Qualifications Assessment Service	5,683

Fees are charged to assess education and training that newcomers received outside of Canada by issuing certificates that compare educational credentials from other countries with educational standards in Canada. These services are provided for the purpose of employment, education, licensure, and immigration. Program 2

Total		5,683

Immigration and Multiculturalism	122

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	25	25	25
Total	25	25	25

123	Immigration and Multiculturalism

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	6,571	25	-	6,596

Immigration	15,991	-	-	15,991

Newcomer and Multicultural Supports	19,261	-	-	19,261

Total	41,823	25	-	41,848

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	41,823	-	-	41,823

Amortization	-	25	-	25

Total	41,823	25	-	41,848

CAPITAL INVESTMENT	25	-	-	25

Immigration and Multiculturalism	124

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Premiums, Fees and Licences	17,099	11,163	13,255

Labour Market Development	1,647	1,647	1,647

Other Revenue	30	30	30
Consolidated Total	18,776	12,840	14,932

EXPENSE

Ministry Support Services	6,477	6,437	6,596

Immigration	16,262	14,900	15,991

Newcomer and Multicultural Supports	19,109	19,109	19,261
Consolidated Total	41,848	40,446	41,848
Net Operating Result	(23,072)	(27,606)	(26,916)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	25	25	25
Consolidated Total	25	25	25

AMORTIZATION	(25)	(25)	(25)
Change in Capital Assets Total	-	-	-

125	Immigration and Multiculturalism

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	215,063	232,979	230,284

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy
6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensures Indigenous perspectives are included in land and resource management decisions.

7	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

8	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

9	Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit Alberta’s economy.

Indigenous Relations	128

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	832	832	845

1.2 Deputy Minister’s Office	680	680	692

1.3 Strategic and Corporate Services	3,334	3,334	3,416

Sub-total	4,846	4,846	4,953

2 First Nations and Métis Relations	22,144	21,644	21,189

3 Indigenous Women’s Initiatives	7,702	9,065	7,738

4 First Nations Development Fund	141,800	155,000	161,000

5 Metis Settlements Appeal Tribunal	1,189	1,189	1,207

6 Consultation, Land and Policy

6.1 Program Support and Land Claims	1,823	2,081	2,060

6.2 Aboriginal Consultation Office	5,238	4,817	4,981

6.3 Strategic Engagement and Policy Innovation	11,941	11,604	11,556

Sub-total	19,002	18,502	18,597

7 Investing in Canada Infrastructure	105	105	105

8 Land and Legal Settlement	4,275	1,219	3,495

9 Alberta Indigenous Opportunities Corporation	4,000	4,000	2,000

CAPITAL GRANTS
2 First Nations and Métis Relations	10,000	10,000	10,000

7 Investing in Canada Infrastructure	-	7,409	-
Total	215,063	232,979	230,284

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic and Corporate Services	25	25	25
Total	25	25	25

129	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	First Nations Development Fund	161,000

Revenue from government-owned slot machines at licenced First Nations casinos is used for the First Nations Development Fund grant program which supports First Nations to create social, economic and community development projects their communities need. Program 4

Total		161,000

Indigenous Relations	130

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	63	63	63
Total	63	63	63

131	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	4,953	63	-	-	5,016
First Nations and Métis Relations	31,189	-	-	-	31,189
Indigenous Women’s Initiatives	7,738	-	-	-	7,738
First Nations Development Fund	161,000	-	-	-	161,000
Metis Settlements Appeal Tribunal	1,207	-	-	-	1,207
Consultation, Land and Policy	18,597	-	-	-	18,597
Investing in Canada Infrastructure	105	-	-	-	105
Land and Legal Settlement	3,495	-	-	-	3,495

Alberta Indigenous Opportunities Corporation	2,000	-	9,727	(2,000)	9,727
Total	230,284	63	9,727	(2,000)	238,074

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	220,284	-	9,727	(2,000)	228,011
Capital grants	10,000	-	-	-	10,000

Amortization	-	63	-	-	63
Total	230,284	63	9,727	(2,000)	238,074

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	132

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Labour Market Development	4,547	4,047	4,047

Transfers from Government of Canada	105	8,877	105

Premiums, Fees and Licences	12,700	14,273	8,145

Investment Income	-	240	240
Consolidated Total	17,352	27,437	12,537

EXPENSE

Ministry Support Services	4,909	4,909	5,016
First Nations and Métis Relations	32,144	31,644	31,189
Indigenous Women’s Initiatives	7,702	9,065	7,738
First Nations Development Fund	141,800	155,000	161,000
Metis Settlements Appeal Tribunal	1,189	1,189	1,207
Consultation, Land and Policy	19,002	18,502	18,597
Investing in Canada Infrastructure	105	7,514	105
Land and Legal Settlement	4,275	1,219	3,495

Alberta Indigenous Opportunities Corporation	9,194	8,194	9,727
Consolidated Total	220,320	237,236	238,074
Net Operating Result	(202,968)	(209,799)	(225,537)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25

Alberta Indigenous Opportunities Corporation	-	1,000	-
Consolidated Total	25	1,025	25

AMORTIZATION	(63)	(63)	(63)
Change in Capital Assets Total	(38)	962	(38)

133	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	495,444	492,444	501,925

CAPITAL INVESTMENT	1,849,050	1,376,395	1,857,746

FINANCIAL TRANSACTIONS	19,652	8,453	13,964

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Integration and Operations

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction
2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with the Department of Health, and provides project management advisory services to other program delivery agencies.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with the Department of Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.

2.4	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through payments to program delivery agencies.

2.5	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.6	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management
3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure	136

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Realty Services
5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Land Development and Disposal

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	Strategic Partnerships

Oversight of centralized work of public-private partnerships, providing expertise required to engage in strategic partnership opportunities and explore alternative revenue generation options.

137	Infrastructure

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	810	810	820

1.2 Deputy Minister’s Office	810	810	820

1.3 Strategic Integration and Operations	9,049	9,049	9,303

Sub-total	10,669	10,669	10,943

2 Capital Construction

2.1 Government Facilities Infrastructure	2,685	2,685	2,611

2.2 Health Facilities Infrastructure	3,136	3,136	2,394

2.3 School Facilities Infrastructure	686	686	697

2.6 Project Procurement, Standards and Technical Services	14,093	14,093	14,195

Sub-total	20,600	20,600	19,897

3 Property Management

3.1 Property Operations	209,197	209,197	203,554

3.2 Swan Hills Treatment Centre	23,100	23,100	23,100

3.3 Government Owned Facilities Preservation	25,000	25,000	15,000

3.4 Accommodation Projects	9,000	6,000	26,000

Sub-total	266,297	263,297	267,654

4 Asset Management	6,728	6,728	6,835

5 Realty Services

5.1 Leases	185,460	185,460	188,085

5.2 Land Services	2,346	2,346	2,566

5.3 Land Development and Disposal	1,427	1,427	-

Sub-total	189,233	189,233	190,651

6 Strategic Partnerships	1,915	1,915	1,945

CAPITAL GRANTS

3 Property Management

3.4 Accommodation Projects	-	-	4,000

DEBT SERVICING

3 Property Management

3.5 Debt Servicing	2	2	-

Total	495,444	492,444	501,925

Infrastructure	138

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Capital Construction

2.1 Government Facilities Infrastructure	159,194	61,103	92,615

2.2 Health Facilities Infrastructure	629,018	317,432	590,757

2.4 Health Capital Maintenance and Renewal	172,308	186,328	161,171

Sub-total	960,520	564,863	844,543

3 Property Management

3.1 Property Operations	100	518	100

3.2 Swan Hills Treatment Centre	4,783	4,783	100

3.3 Government Owned Facilities Preservation	110,738	112,606	110,811

3.4 Accommodation Projects	97,337	74,607	97,411

Sub-total	212,958	192,514	208,422

5 Realty Services

5.2 Land Services	12,963	12,963	18,960

CAPITAL FOR RELATED PARTIES

2 Capital Construction

2.3 School Facilities Infrastructure	646,105	589,551	768,975

2.5 School Capital Maintenance and Renewal	16,504	16,504	16,846

Sub-total	662,609	606,055	785,821

Total	1,849,050	1,376,395	1,857,746

139	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
INVENTORY ACQUISITION

3 Property Management

3.2 Swan Hills Treatment Centre	1,500	1,500	1,500

LAND DEVELOPMENT LIABILITY RETIREMENT

5 Realty Services

5.2 Land Services	-	-	5,900

5.3 Land Development and Disposal	13,199	4,000	-

Sub-total	13,199	4,000	5,900

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

3 Property Management

3.1 Property Operations	500	500	500

3.2 Swan Hills Treatment Centre	1,000	1,000	1,000

3.4 Accommodation Projects	3,000	1,000	5,000

Sub-total	4,500	2,500	6,500

LEASE LIABILITY RETIREMENT

5 Realty Services

5.1 Leases	110	110	64

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

3 Property Management

3.6 Debt Repayment	343	343	-

Total	19,652	8,453	13,964

Infrastructure	140

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Capital Grants

Realty Services	-	34,744	-

Capital Payments to Related Parties

Capital Construction	663,272	606,718	785,821

Amortization

Capital Construction	234,903	234,903	234,903

Property Management	160,000	175,000	190,000

Consumption of Inventory

Property Management	1,500	1,500	1,500

Valuation Adjustments and Other Provisions

Property Management	10,951	10,951	11,438

Loss on disposal of capital asset

Capital Construction	-	2,800	-

Property Management	-	10,000	-
Total	1,070,626	1,076,616	1,223,662

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Alternatively Financed Capital Assets

Capital Construction	663	663	-
Total	663	663	-

141	Infrastructure

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	10,943	-	-	10,943

Capital Construction	19,897	1,020,724	(785,821)	254,800

Property Management	271,654	202,938	(13,165)	461,427

Asset Management	6,835	-	-	6,835

Realty Services	190,651	-	(5,113)	185,538

Strategic Partnerships	1,945	-	-	1,945

Total	501,925	1,223,662	(804,099)	921,488

CAPITAL INVESTMENT

Capital Construction	1,630,364	-	(785,821)	844,543

Property Management	208,422	-	-	208,422

Realty Services	18,960	-	-	18,960

Total	1,857,746	-	(785,821)	1,071,925

INVENTORY ACQUISITION
Property Management	1,500	-	-	1,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	497,925	11,438	(18,278)	491,085

Capital grants	4,000	-	-	4,000

Capital payments to related parties	-	785,821	(785,821)	-

Amortization	-	424,903	-	424,903
Inventory consumption	-	1,500	-	1,500

Total	501,925	1,223,662	(804,099)	921,488

CAPITAL INVESTMENT	1,857,746	-	(785,821)	1,071,925

INVENTORY ACQUISITION	1,500	-	-	1,500

Infrastructure	142

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers from Government of Canada	10,500	10,500	10,500
Premiums, Fees and Licences	2,070	2,070	2,070
Other Revenue	34,935	34,935	44,272

Ministry Total	47,505	47,505	56,842
Inter-Ministry Consolidations	(15,964)	(15,964)	(15,301)

Consolidated Total	31,541	31,541	41,541

EXPENSE

Ministry Support Services	10,669	10,669	10,943
Capital Construction	918,775	865,021	1,040,621
Property Management	438,750	460,750	474,592
Asset Management	6,728	6,728	6,835
Realty Services	189,233	223,977	190,651
Strategic Partnerships	1,915	1,915	1,945

Ministry Total	1,566,070	1,569,060	1,725,587

Inter-Ministry Consolidations	(681,550)	(624,996)	(804,099)
Consolidated Total	884,520	944,064	921,488
Net Operating Result	(852,979)	(912,523)	(879,947)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Capital Construction	1,623,792	1,171,581	1,630,364
Property Management	212,958	192,514	208,422
Realty Services	12,963	12,963	18,960

Ministry Total	1,849,713	1,377,058	1,857,746

Inter-Ministry Consolidations	(663,272)	(606,718)	(785,821)

Consolidated Total	1,186,441	770,340	1,071,925

AMORTIZATION	(394,903)	(409,903)	(424,903)

DISPOSALS OR WRITE OFFS	-	(47,544)	-
Change in Capital Assets Total	791,538	312,893	647,022

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	1,500	1,500	1,500
Consolidated Total	1,500	1,500	1,500

CONSUMPTION	(1,500)	(1,500)	(1,500)
Change in Inventory Assets Total	-	-	-

143	Infrastructure

Jobs, Economy and Trade

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,763,977	1,850,608	2,216,618

CAPITAL INVESTMENT	14,650	25,148	8,150

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance and administration, accommodation services, legislative services and business planning and reporting.

2	Workforce Strategies
2.1	Workforce Development Partnerships

Helps Alberta to respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.2	Labour Force Policy and Engagement

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.3	Skills and Training Support

Provides training opportunities and supports that develop and improve on skills to enable workers to succeed in the workforce.

2.4	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

4	Economic Development and Trade
4.1	Economic Development and Business Supports

Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business and supporting regional economic development.

4.2	Economic Strategy and Investment

Develops strategic initiatives, tools and processes, and delivers focused investment attraction activities to advance economic development and diversification.

4.3	Trade

Coordinates, develops and promotes Alberta’s trade interests and policy.

5	Child Care
5.1	Child Care Affordability and Access

Provides subsidies to low-income families, support for children with unique needs and oversight of program licensing, inspection, and staff certification.

5.2	Child Care Quality and Worker Supports

Issues early childhood educator certification and provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in licensed child care programs.

Jobs, Economy and Trade	146

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

6	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

7	Appeals Commission for Alberta Workers’ Compensation

Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

147	Jobs, Economy and Trade

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	800	800	812

1.2 Deputy Minister’s Office	797	797	812

1.3 Corporate Services	4,613	4,613	5,413

Sub-total	6,210	6,210	7,037

2 Workforce Strategies

2.1 Workforce Development Partnerships	8,891	8,891	8,933

2.2 Labour Force Policy and Engagement	9,726	7,745	9,766

2.3 Skills and Training Support	101,426	86,483	70,066

2.4 Coal Workforce Transition Program	9,362	9,362	3,200

Sub-total	129,405	112,481	91,965

3 Safe, Fair and Healthy Workplaces

3.1 Labour Relations	1,782	1,782	1,794

3.2 Occupational Health and Safety	52,288	52,288	56,516

3.3 Employment Standards	13,660	13,660	13,779

Sub-total	67,730	67,730	72,089

4 Economic Development and Trade

4.1 Economic Development and Business Supports	16,934	16,934	17,111

4.2 Economic Strategy and Investment	11,016	11,016	26,119

4.3 Trade	27,891	27,243	12,288

Sub-total	55,841	55,193	55,518

5 Child Care

5.1 Child Care Affordability and Access	1,165,953	1,270,156	1,632,980

5.2 Child Care Quality and Worker Supports	304,281	304,281	323,611

Sub-total	1,470,234	1,574,437	1,956,591

6 Labour Relations Board	5,344	5,344	5,413

7 Appeals Commission for Alberta Workers’ Compensation	19,213	19,213	20,005

CAPITAL GRANTS

5 Child Care

5.1 Child Care Affordability and Access	10,000	10,000	8,000
Total	1,763,977	1,850,608	2,216,618

Jobs, Economy and Trade	148

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Workforce Strategies

2.2 Labour Force Policy and Engagement	-	2,133	-

2.3 Skills and Training Support	-	200	-

Sub-total	-	2,333	-

3 Safe, Fair and Healthy Workplaces

3.2 Occupational Health and Safety	900	900	900

4 Economic Development and Trade

4.2 Economic Strategy and Investment	1,250	1,357	1,250

5 Child Care

5.1 Child Care Affordability and Access	10,000	18,058	5,000

7 Appeals Commission for Alberta Workers’ Compensation	2,500	2,500	1,000
Total	14,650	25,148	8,150

149	Jobs, Economy and Trade

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Workforce Strategies	-	-	10,000

Economic Development and Trade	105,000	105,000	95,000

DEPARTMENT NON-CASH AMOUNTS

Amortization

Workforce Strategies	168	168	168

Safe, Fair and Healthy Workplaces	467	467	467

Economic Development and Trade	326	326	326

Child Care	1,000	1,000	1,000

Appeals Commission for Alberta Workers’ Compensation	165	165	165
Total	107,126	107,126	107,126

Jobs, Economy and Trade	150

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	7,037	-	-	7,037

Workforce Strategies	91,965	10,168	(2,000)	100,133

Safe, Fair and Healthy Workplaces	72,089	467	-	72,556

Economic Development and Trade	55,518	95,326	-	150,844

Child Care	1,964,591	1,000	(7,030)	1,958,561

Labour Relations Board	5,413	-	-	5,413

Appeals Commission for Alberta Workers’ Compensation	20,005	165	-	20,170

Total	2,216,618	107,126	(9,030)	2,314,714

CAPITAL INVESTMENT

Safe, Fair and Healthy Workplaces	900	-	-	900

Economic Development and Trade	1,250	-	-	1,250

Child Care	5,000	-	-	5,000

Appeals Commission for Alberta Workers’ Compensation	1,000	-	-	1,000

Total	8,150	-	-	8,150

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	2,208,618	105,000	(9,030)	2,304,588

Capital grants	8,000	-	-	8,000

Amortization	-	2,126	-	2,126

Total	2,216,618	107,126	(9,030)	2,314,714

CAPITAL INVESTMENT	8,150	-	-	8,150

151	Jobs, Economy and Trade

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Labour Market Agreements	69,752	55,309	55,694

Early Learning Child Care Agreements	1,139,233	1,251,494	1,146,598

Other Federal Transfers	100	100	100

Other Premiums, Fees and Licences	55	55	55

Other Revenue	75,549	74,901	78,421

Consolidated Total	1,284,689	1,381,859	1,280,868

EXPENSE

Ministry Support Services	6,210	6,210	7,037

Workforce Strategies	129,573	112,649	102,133

Safe, Fair and Healthy Workplaces	68,197	68,197	72,556

Economic Development and Trade	161,167	160,519	150,844

Child Care	1,481,234	1,585,437	1,965,591

Labour Relations Board	5,344	5,344	5,413

Appeals Commission for Alberta Workers’ Compensation	19,378	19,378	20,170

Ministry Total	1,871,103	1,957,734	2,323,744

Inter-Ministry Consolidations	(9,030)	(9,030)	(9,030)

Consolidated Total	1,862,073	1,948,704	2,314,714
Net Operating Result	(577,384)	(566,845)	(1,033,846)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Workforce Strategies	-	2,333	-

Safe, Fair and Healthy Workplaces	900	900	900

Economic Development and Trade	1,250	1,357	1,250

Child Care	10,000	18,058	5,000

Appeals Commission for Alberta Workers’ Compensation	2,500	2,500	1,000

Consolidated Total	14,650	25,148	8,150

AMORTIZATION	(2,126)	(2,126)	(2,126)
Change in Capital Assets Total	12,524	23,022	6,024

Jobs, Economy and Trade	152

Justice

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	680,214	683,114	692,601

CAPITAL INVESTMENT	14,119	14,119	17,599

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

The Minister is the Attorney General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, and facilities and fleet management.

2	Court and Justice Services
2.1	Business and Resolution Services

Oversees initiatives to assist Albertans with the justice system, including Dispute Resolution, Information and Education services. Includes business and technology supports.

2.2	Alberta Court of Justice

Provides provincial court services for criminal, civil, family and youth courts, ticket processing for traffic courts, and includes the Alberta Review Board.

2.3	Alberta Court of King’s Bench

Provides Court of King’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.4	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services
3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta King’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Services
4.1	Operations and Bail Prosecutions

Provides specialized support, information, policy, education and services to the prosecution service and is responsible for the conduct of Justice of the Peace first instance bail hearings in the province.

4.2	Appeals and Specialized Prosecutions

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and specialized prosecutions for commercial, organized, technology and internet crime, environmental law, and occupational health and safety.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code, Youth Criminal Justice Act and provincial statute offenses.

4.4	Advanced Projects and Traffic Office

Responsible for traffic prosecution modernization projects and the provincial consolidation of all traffic prosecutions.

Justice	154

 DESCRIPTION OF SUPPLY VOTE PROGRAMS...continued

5	Strategy, Support and Integrated Initiatives
5.1	Justice Supports and Strategic Services

Supports policy, legislative, planning and agency oversight, and supports justice initiatives including legal aid, restorative justice and Indigenous services, and information, technology and digital modernization.

5.2	Office of the Chief Medical Examiner

Investigates all sudden and unexplained deaths in Alberta in accordance with the Fatality Inquiries Act. Provides forensic services and maintains a center of excellence in forensic pathology and toxicology.

5.3	Alberta Chief Firearms Office

Administers federal firearms legislation, advocates for Alberta’s lawful firearms owners and promotes public safety.

5.4	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Administrative Law Programs
6.1	Alberta Human Rights

Fosters equality and reduces discrimination by adjudicating discrimination complaints in a quasi-judicial process and by communication, education and engagement with community organizations and individuals.

6.2	Family Support Order Services

Includes the Maintenance Enforcement Program which enforces support orders and agreements, and the Child Support Recalculation Program.

6.3	SafeRoads Alberta

Adjudicates administrative penalties for alcohol or drug-related contraventions under the Traffic Safety Act and considers certain vehicle seizure applications on behalf of the Registrar of Motor Vehcile Services.

155	Justice

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	852	852	868

1.2 Deputy Minister’s Office	912	912	922

1.3 Corporate Services	10,321	10,321	12,619

Sub-total	12,085	12,085	14,409

2 Court and Justice Services

2.1 Business and Resolution Services	54,841	55,691	59,252

2.2 Alberta Court of Justice	147,958	147,958	153,248

2.3 Alberta Court of King’s Bench	45,484	45,484	48,284

2.4 Alberta Court of Appeal	9,093	9,093	9,299

Sub-total	257,376	258,226	270,083

3 Legal Services

3.1 Civil Law	61,670	61,670	67,260

3.2 Legislative Counsel	8,005	8,005	8,136

3.3 Law Reform	500	500	500

Sub-total	70,175	70,175	75,896

4 Alberta Crown Prosecution Services

4.1 Operations and Bail Prosecutions	23,392	23,392	23,392

4.2 Appeals and Specialized Prosecutions	23,103	23,103	24,413

4.3 Criminal and Youth Prosecutions	84,742	84,742	90,720

4.4 Advanced Projects and Traffic Office	7,988	7,988	7,988

Sub-total	139,225	139,225	146,513

5 Strategy, Support and Integrated Initiatives

5.1 Justice Supports and Strategic Services	31,701	32,951	31,841

5.2 Office of the Chief Medical Examiner	21,369	21,369	23,311

5.3 Alberta Chief Firearms Office	6,605	6,605	8,647

5.4 Support for Legal Aid	110,000	110,000	88,100

Sub-total	169,675	170,925	151,899

6 Administrative Law Programs

6.1 Alberta Human Rights	7,366	7,366	7,510

6.2 Family Support Order Services	18,250	18,250	18,825

6.3 SafeRoads Alberta	6,062	6,862	7,466

Sub-total	31,678	32,478	33,801
Total	680,214	683,114	692,601

Justice	156

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Court and Justice Services

2.1 Business and Resolution Services	5,780	5,780	5,780

4 Alberta Crown Prosecution Services

4.4 Advanced Projects and Traffic Office	2,500	2,500	2,500

5 Strategy, Support and Integrated Initiatives

5.1 Justice Supports and Strategic Services	5,500	5,500	5,500

5.2 Office of the Chief Medical Examiner	289	289	3,769

Sub-total	5,789	5,789	9,269

6 Administrative Law Programs

6.2 Family Support Order Services	50	50	50
Total	14,119	14,119	17,599

157	Justice

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Maintenance Enforcement	7,493

	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Program 6.2

2	Provincial Civil Claims	1,500

	Revenue from fees levied to commence action in excess of $7,500 in provincial court is used to fund the ministry’s expense associated with those actions. Program 2.2
Total		8,993

Justice	158

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	2	2	2

Court and Justice Services	1,452	1,452	4,452

Legal Services	24	24	24

Alberta Crown Prosecution Services	1	1	1

Strategy, Support and Integrated Initiatives	1,755	1,755	1,755

Administrative Law Programs	601	601	601

Valuation Adjustments and Other Provisions

Ministry Support Services	20	20	20

Court and Justice Services	6,052	6,052	6,052

Alberta Crown Prosecution Services	158	158	158

Strategy, Support and Integrated Initiatives	59	59	59
Total	10,124	10,124	13,124

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Capital Acquired from Related Parties Court and Justice Services	4,000	32,600	6,750
Total	4,000	32,600	6,750

159	Justice

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate
EXPENSE

Ministry Support Services	14,409	22	-	-	14,431

Court and Justice Services	270,083	10,504	-	-	280,587

Legal Services	75,896	24	-	-	75,920

Alberta Crown Prosecution Services	146,513	159	-	-	146,672

Strategy, Support and Integrated Initiatives	151,899	1,814	-	-	153,713

Administrative Law Programs	33,801	601	-	-	34,402

Human Rights Education and Multiculturalism Fund	-	-	1,187	-	1,187
Total	692,601	13,124	1,187	-	706,912

CAPITAL INVESTMENT

Court and Justice Services	5,780	6,750	-	(6,750)	5,780

Alberta Crown Prosecution Services	2,500	-	-	-	2,500

Strategy, Support and Integrated Initiatives	9,269	-	-	-	9,269

Administrative Law Programs	50	-	-	-	50
Total	17,599	6,750	-	(6,750)	17,599

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	692,601	6,289	1,187	-	700,077

Amortization	-	6,835	-	-	6,835
Total	692,601	13,124	1,187	-	706,912

CAPITAL INVESTMENT	17,599	6,750	-	(6,750)	17,599

Justice	160

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers of Assets or Liabilities from Related Parties	4,000	32,600	6,750

Transfers from Government of Canada	28,182	30,282	28,389

Investment Income	2,595	2,595	2,500

Other Premiums, Fees and Licences	27,919	27,919	32,552

Fines and Penalties	156,500	156,500	156,500

Maintenance Enforcement	18,093	18,093	18,093

Other Revenue	5,135	5,135	5,135

Ministry Total	242,424	273,124	249,919

Inter-Ministry Consolidations	(4,000)	(32,600)	(6,750)

Consolidated Total	238,424	240,524	243,169

EXPENSE

Ministry Support Services	12,107	12,107	14,431

Court and Justice Services	264,880	265,730	280,587

Legal Services	70,199	70,199	75,920

Alberta Crown Prosecution Services	139,384	139,384	146,672

Strategy, Support and Integrated Initiatives	171,489	172,739	153,713

Administrative Law Programs	32,279	33,079	34,402

Human Rights Education and Multiculturalism Fund	380	380	1,187

Consolidated Total	690,718	693,618	706,912

Net Operating Result	(452,294)	(453,094)	(463,743)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Court and Justice Services	9,780	38,380	12,530

Alberta Crown Prosecution Services	2,500	2,500	2,500

Strategy, Support and Integrated Initiatives	5,789	5,789	9,269

Administrative Law Programs	50	50	50

Ministry Total	18,119	46,719	24,349

Inter-Ministry Consolidations	(4,000)	(32,600)	(6,750)

Consolidated Total	14,119	14,119	17,599

AMORTIZATION	(3,835)	(3,835)	(6,835)

Change in Capital Assets Total	10,284	10,284	10,764

161	Justice

Mental Health and Addiction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,554,712	1,692,214	1,775,525

CAPITAL INVESTMENT	5,025	6,025	16,625

CONTINGENCY	-	37,160	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services including corporate finance and coordinates all correspondence for the Minister and Deputy Minister.

2	Recovery Alberta
2.1	Hospital and Continuing Care

Includes hospital-based acute inpatient and facility-based continuing care services to provide necessary treatment for mental health and addiction clients.

2.2	Community Care and Treatment Services

Includes services to maintain and improve the mental health of the general population as well as provide treatment services for both mental health and addiction diagnosis.

2.3	Diagnostic and Therapeutic Services

Includes laboratory and diagnostic imaging services and therapeutic services necessary for mental health and addiction clients.

2.4	Research and Education

Supports research, education for interns and residents within a mental health and addiction setting.

2.5	Program and Facility Support

Includes corporate, general administration and support services, building maintenance and utilities.

2.6	Information Technology

Includes the design, development, implementation and maintenance of information management support systems.

3	Canadian Centre of Recovery Excellence

Independent organization that informs best practices for recovery, conducting research and program evaluation, and supporting the development of evidence-based policy.

4	System Oversight
4.1	Compliance and Monitoring

Provides compliance monitoring to legislative requirements and standards under the Mental Health Services Protection Act.

4.2	Mental Health Review Panel

Public agency legislated to adjudicate decisions related to mental health treatment options.

5	Continuum of Care
5.1	Program Support

Supports activities through business, operational policy analysis and strategic planning.

5.2	Prevention and Early Intervention

Includes strategies and initiatives for addiction prevention and funding to support increased and coordinated access to addiction, mental health and rehabilitation services as well as harm reduction services.

5.3	Community Treatment and Recovery Services

Funding to community organizations to implement a recovery-oriented system for addiction and mental health care.

Mental Health and Addiction	164

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	822	822	822

1.2 Deputy Minister’s Office	926	926	926

1.3 Corporate Services	11,705	11,825	12,796

Sub-total	13,453	13,573	14,544

2 Recovery Alberta

2.1 Hospital and Continuing Care	301,917	347,072	350,337

2.2 Community Care and Treatment Services	536,934	632,545	652,478

2.3 Diagnostic and Therapeutic Services	90,501	105,235	106,375

2.4 Research and Education	4,414	3,918	3,361

2.5 Program and Facility Support	159,200	184,035	186,028

2.6 Information Technology	33,972	36,705	36,038

Sub-total	1,126,938	1,309,510	1,334,617

3 Canadian Centre of Recovery Excellence	5,000	5,000	8,710

4 System Oversight

4.1 Compliance and Monitoring	2,061	2,061	2,358

4.2 Mental Health Review Panel	2,191	2,191	2,191

Sub-total	4,252	4,252	4,549

5 Continuum of Care

5.1 Program Support	10,448	10,448	11,430

5.2 Prevention and Early Intervention	87,095	69,595	67,082

5.3 Community Treatment and Recovery Services	172,569	154,069	222,394

Sub-total	270,112	234,112	300,906

CAPITAL GRANTS

5 Continuum of Care

5.3 Community Treatment and Recovery Services	134,957	125,767	112,199
Total	1,554,712	1,692,214	1,775,525

165	Mental Health and Addiction

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	425	25

5 Continuum of Care

5.3 Community Treatment and Recovery Services	5,000	5,600	16,600
Total	5,025	6,025	16,625

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Recovery Alberta

2.1 Hospital and Continuing Care	-	21,212	-
2.2 Community Care and Treatment Services	-	11,948	-

Sub-total	-	33,160	-

CAPITAL INVESTMENT

5 Continuum of Care

5.3 Community Treatment and Recovery Services	-	4,000	-
Total	-	37,160	-

Mental Health and Addiction	166

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	14,544	-	-	-	14,544
Community Care and Treatment Services	-	-	697,119	-	697,119
Hospital and Continuing Care	-	-	394,664	-	394,664
Recovery Alberta	1,334,617	-	-	(1,334,617)	-
Diagnostic and Therapeutic Services	-	-	116,212	-	116,212
Research and Education	-	-	4,327	-	4,327
Information Technology	-	-	42,486	-	42,486
Canadian Centre of Recovery Excellence	8,710	-	8,710	(8,710)	8,710
System Oversight	4,549	-	-	-	4,549
Continuum of Care	413,105	-	-	(106,881)	306,224

Program and Facility Support	-	-	203,231	-	203,231
Total	1,775,525	-	1,466,749	(1,450,208)	1,792,066

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

Continuum of Care	16,600	-	-	-	16,600

Total	16,625	-	-	-	16,625

INVENTORY ACQUISITION
Community Care and Treatment Services	-	-	7,835	-	7,835
Hospital and Continuing Care	-	-	9,161	-	9,161
Diagnostic and Therapeutic Services	-	-	93	-	93

Program and Facility Support	-	-	243	-	243
Total	-	-	17,332	-	17,332

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	1,663,326	-	1,449,417	(1,450,208)	1,662,535
Capital grants	112,199	-	-	-	112,199

Inventory consumption	-	-	17,332	-	17,332

Total	1,775,525	-	1,466,749	(1,450,208)	1,792,066

CAPITAL INVESTMENT	16,625	-	-	-	16,625

INVENTORY ACQUISITION	-	-	17,332	-	17,332

167	Mental Health and Addiction

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers from Government of Canada	164,800	159,625	152,975
Other Federal Transfers	4,192	6,579	5,518
Other Premiums, Fees and Licences	5,977	2,940	3,000
Other Revenue	21,868	23,868	23,868

Ministry Total	196,837	193,012	185,361

Inter-Ministry Consolidations	(11,815)	(11,815)	(11,815)
Consolidated Total	185,022	181,197	173,546

EXPENSE

Ministry Support Services	13,453	13,573	14,544
Community Care and Treatment Services	663,939	679,765	697,119
Hospital and Continuing Care	373,331	440,226	394,664
Diagnostic and Therapeutic Services	111,908	115,860	116,212
Research and Education	5,458	4,989	4,327
Information Technology	42,007	41,950	42,486
Canadian Centre of Recovery Excellence	5,000	5,000	8,710
System Oversight	4,252	4,252	4,549
Continuum of Care	300,926	255,736	322,069
Program and Facility Support	196,857	197,241	203,231

Ministry Total	1,717,131	1,758,592	1,807,911

Inter-Ministry Consolidations	(17,521)	(17,521)	(15,845)

Consolidated Total	1,699,610	1,741,071	1,792,066
Net Operating Result	(1,514,588)	(1,559,874)	(1,618,520)

Mental Health and Addiction	168

MINISTRY FINANCIAL STATEMENTS…continued

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	25	425	25
Continuum of Care	5,000	9,600	16,600

Consolidated Total	5,025	10,025	16,625

Change in Capital Assets Total	5,025	10,025	16,625

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Community Care and Treatment Services	7,329	7,331	7,835
Hospital and Continuing Care	8,726	8,726	9,161
Diagnostic and Therapeutic Services	95	95	93
Program and Facility Support	254	254	243
Consolidated Total	16,404	16,406	17,332

CONSUMPTION	(16,404)	(16,406)	(17,332)

Change in Inventory Assets Total	-	-	-

169	Mental Health and Addiction

Municipal Affairs

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,267,242	1,276,463	1,367,335

CAPITAL INVESTMENT	550	770	145

CONTINGENCY	-	17,059	-

171	Municipal Affairs

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policy that is aligned with broader government-wide objectives and policies.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, internal controls, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services
2.1	Program Support

Provides strategic coordination and central support services for the Municipal Services division, including business, financial, and operational planning matters.

2.2	Municipal Policy and Engagement

Responsible for policy coordination and development, legislation, and regulations. Also responsible for collection, analysis and publication of municipal data and coordination and delivery of stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice/training for municipal administrations, municipal dispute resolution, addresses municipal viability, and supports municipal accountability.

2.4	Public Library Services

Leads provincial support for public library services, including operating grants, advisory/training supports, and e-content resources supporting equitable access.

3	Municipal Assessment and Grants
3.1	Policy and Divisional Support

Develops and reviews assessment and property tax policy, supports legislative and regulatory changes, and coordinates the Municipal Assessments and Grants divisional operations.

3.2	Assessment Services

Prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses.

Includes the Provincial Assessor.

3.3	Grants and Education Property Tax

Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Local Government Fiscal Framework
4.1	Local Government Fiscal Framework Operating

Replaces Municipal Sustainability Initiative and continues supporting municipalities with municipal planning, capacity building, shared administration, and municipal service delivery and support for non-profit organizations.

4.2	Local Government Fiscal Framework Capital

Replaces Municipal Sustainability Initiative and continues supporting municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

5	Federal Grant Programs
5.1	Canada Community-Building Fund

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.2	Investing in Canada Infrastructure - Administration

Includes administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal Affairs, funded by the federal government.

Municipal Affairs	172

DESCRIPTION OF SUPPLY VOTE PROGRAMS ... continued

5.3	Investing in Canada Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

5.4	Investing in Canada Infrastructure - Community, Culture and Recreation

Provides capital funding for municipalities under the federal portion of the Community, Culture and Recreation stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act.

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy

Provides testing and certification for fire services, is responsible for enforcement under the Safety Codes Act , and provides oversight of delegated safety system authorities.

8.2	Community and Technical Support

Oversees safety system by monitoring and assessing outcomes of safety system partners; leading development of codes, regulations, and policies under the Safety Codes Act ; and providing technical advice to stakeholders.

8.3	Residential Protection Program

Supports new home buyer protection through new home warranty and residential builder licensing, compliance, and enforcement under the New Home Buyer Protection Act.

8.4	Corporate Strategic Services

Leads strategic and business planning, agency governance, program evaluation and improvement, and emergency planning; addresses cross-ministry strategic initiatives; and delivers accommodation and facility services.

9	Land and Property Rights Tribunal

Makes decisions and recommendations about land use planning, development, and assessment matters. It also grants right of entry and decides compensation disputes involving surface leases and expropriation.

10	Calgary Event Centre-Community Rink

Provides capital funding to support the design and construction of a 1,000-seat community rink as part of the Calgary Event Centre.

11	Local Growth and Sustainability Grant

Provides capital funding for eligible municipalities to address growth pressures, attract and support economic activities, and help small municipalities with infrastructure needs.

12	Disaster and Emergency Assistance

Supports unanticipated costs associated with public emergencies or disasters.

13	Edmonton Event Park

Provides capital funding to support the construction of an Event Park as part of the City of Edmonton Downtown Revitalization and Coliseum Development.

173	Municipal Affairs

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	908	908	923

1.2 Deputy Minister’s Office	932	932	948

1.3 Support Services	3,609	3,609	3,683

Sub-total	5,449	5,449	5,554

2 Municipal Services

2.1 Program Support	706	706	717

2.2 Municipal Policy and Engagement	4,435	4,435	4,819

2.3 Municipal Capacity and Sustainability	4,804	4,804	4,891

2.4 Public Library Services	39,852	39,852	39,881

Sub-total	49,797	49,797	50,308

3 Municipal Assessment and Grants

3.1 Policy and Divisional Support	2,695	2,695	2,741

3.2 Assessment Services	16,700	16,700	16,637

3.3 Grants and Education Property Tax	6,937	6,937	7,072

Sub-total	26,332	26,332	26,450

4 Local Government Fiscal Framework

4.1 Local Government Fiscal Framework Operating	60,000	60,000	60,000

5 Federal Grant Programs

5.2 Investing in Canada Infrastructure - Administration	96	96	85

6 Grants in Place of Taxes	38,100	36,100	55,332

7 Alberta Community Partnership	15,400	15,400	13,400

8 Technical and Corporate Services

8.1 Warranty, Certification and Policy	2,671	2,671	2,722

8.2 Community and Technical Support	7,217	7,217	7,333

8.3 Residential Protection Program	2,625	2,625	3,293

8.4 Corporate Strategic Services	2,541	2,441	2,579

Sub-total	15,054	14,954	15,927

9 Land and Property Rights Tribunal	7,913	7,853	8,010

12 Disaster and Emergency Assistance	-	2,000	3,411

Municipal Affairs	174

EXPENSE VOTE BY PROGRAM…continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CAPITAL GRANTS

4 Local Government Fiscal Framework

4.2 Local Government Fiscal Framework Capital	724,200	724,200	820,375

5 Federal Grant Programs

5.1 Canada Community-Building Fund	266,214	269,949	276,195

5.3 Investing in Canada Infrastructure - Rural and Northern Communities	24,087	20,322	15,288

5.4 Investing in Canada Infrastructure - Community, Culture and Recreation	-	9,411	-

Sub-total	290,301	299,682	291,483

10 Calgary Event Centre-Community Rink	14,600	14,600	15,000

11 Local Growth and Sustainability Grant	20,000	20,000	-

13 Edmonton Event Park	-	-	2,000
Total	1,267,242	1,276,463	1,367,335

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Support Services	-	-	25

3 Municipal Assessment and Grants

3.2 Assessment Services	550	550	-

8 Technical and Corporate Services

8.3 Residential Protection Program	-	-	120

8.4 Corporate Strategic Services	-	160	-

Sub-total	-	160	120

9 Land and Property Rights Tribunal	-	60	-
Total	550	770	145

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

12 Disaster and Emergency Assistance	-	17,059	-
Total	-	17,059	-

175	Municipal Affairs

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	70	70	70

Municipal Assessment and Grants	3,036	-	-

Valuation Adjustments and Other Provisions

Ministry Support Services	200	200	200
Total	3,306	270	270

Municipal Affairs	176

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	5,554	270	-	-	5,824
Municipal Services	50,308	-	-	-	50,308
Municipal Assessment and Grants	26,450	-	-	-	26,450
Local Government Fiscal Framework	880,375	-	-	-	880,375
Federal Grant Programs	291,568	-	-	-	291,568
Grants in Place of Taxes	55,332	-	-	-	55,332
Alberta Community Partnership	13,400	-	-	-	13,400
Technical and Corporate Services	15,927	-	-	-	15,927
Land and Property Rights Tribunal	8,010	-	-	-	8,010
Calgary Event Centre-Community Rink	15,000	-	-	-	15,000
Local Growth and Sustainability Grant	-	-	-	-	-
Disaster and Emergency Assistance	3,411	-	-	-	3,411
Edmonton Event Park	2,000	-	-	-	2,000

Safety Codes Council	-	-	20,040	-	20,040

Total	1,367,335	270	20,040	-	1,387,645

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Technical and Corporate Services	120	-	-	-	120

Safety Codes Council	-	-	1,562	-	1,562

Total	145	-	1,562	-	1,707

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	238,477	200	19,645	-	258,322
Capital grants	1,128,858	-	-	-	1,128,858

Amortization	-	70	395	-	465

Total	1,367,335	270	20,040	-	1,387,645

CAPITAL INVESTMENT	145	-	1,562	-	1,707

177	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Canada Community-Building Fund	266,214	269,949	276,195

Other Transfers from Government of Canada	24,183	29,829	15,373

Premiums, Fees and Licences	19,234	21,936	23,235

Investment Income	519	634	516

Other Revenue	19,250	17,885	17,801
Consolidated Total	329,400	340,233	333,120

EXPENSE

Ministry Support Services	5,719	5,719	5,824

Municipal Services	49,797	49,797	50,308

Municipal Assessment and Grants	29,368	26,332	26,450

Local Government Fiscal Framework	784,200	784,200	880,375

Federal Grant Programs	290,397	299,778	291,568

Grants in Place of Taxes	38,100	36,100	55,332

Alberta Community Partnership	15,400	15,400	13,400

Technical and Corporate Services	15,054	14,954	15,927

Land and Property Rights Tribunal	7,913	7,853	8,010

Calgary Event Centre-Community Rink	14,600	14,600	15,000

Local Growth and Sustainability Grant	20,000	20,000	-

Disaster and Emergency Assistance	-	19,059	3,411

Edmonton Event Park	-	-	2,000

Safety Codes Council	16,710	17,431	20,040
Consolidated Total	1,287,258	1,311,223	1,387,645
Net Operating Result	(957,858)	(970,990)	(1,054,525)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	-	25

Municipal Assessment and Grants	550	550	-

Technical and Corporate Services	-	160	120

Land and Property Rights Tribunal	-	60	-

Safety Codes Council	194	194	1,562
Consolidated Total	744	964	1,707

AMORTIZATION	(3,585)	(407)	(465)

DISPOSALS OR WRITE OFFS	(5)	(5)	(5)
Change in Capital Assets Total	(2,846)	552	1,237

Municipal Affairs	178

Public Safety and Emergency Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,179,216	1,223,645	1,243,209

CAPITAL INVESTMENT	12,275	16,018	23,315

FINANCIAL TRANSACTIONS	51,440	51,440	37,118

CONTINGENCY	-	24,122	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

The Minister is the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, facilities and fleet management, and emergency management services.

2	Public Security
2.1	Alberta Sheriffs

Contributes to law enforcement and includes Investigation Services, Court and Security, Protection and Transport, Highway/Border Patrol, Fish and Wildlife Enforcement and Rural Alberta Provincial Integrated Defense Response.

2.2	Alberta Serious Incident Response Team

Investigates incidents involving police that have resulted in injury or death of a person and serious or sensitive allegations of police misconduct.

2.3	Provincial Security Intelligence Office

Provides security expertise and advice related to human induced intentional threats.

2.4	Law Enforcement Oversight

Provides standards oversight, security and security licensing services and investigation services. Includes Body Armour Control, Civil Forfeiture, Integrated Community Safety and Specialized Policing.

2.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and is responsible for civilian oversight of police. Also includes Biology Casework and the Edmonton Airport Policing Service.

2.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP and self-administered Indigenous police services.

2.7	Policing Support Grant

Provides annual grants to municipalities that provide their own policing to help offset their costs.

2.8	Organized and Serious Crime

Supports the Alberta Law Enforcement Response Team which responds to serious and organized crime and the Gun and Gang Violence Action Fund which enhances efforts to combat gun and gang violence.

3	Correctional Services
3.1	Correctional Planning and Innovation

Oversees strategy and planning functions, with a focus on workforce planning, technology enhancements, Indigenous and divisional strategy, business transformation, provincial sentence administration and investigations.

3.2	Custody Operations

Accountable for adult and youth custody operations. Head office personnel support the effective operations of 10 adult and youth facilities.

3.3	Community Corrections

Oversees adult and youth community corrections centers and attendance centers. Head office personnel support the effective operations of over 40 community corrections offices.

3.4	Correctional Programs and Services

Provides community supervision to adult and youth populations across 54 locations, including four attendance centers.

Head office personnel support operations, program services and policy and practice application.

3.5	Training Academy

Provides induction training to peace officers, sheriffs and correctional and community services officers. Establishes standards and provides oversight of peace officer training programs and manages training facilities.

Public Safety and Emergency Services	180

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4	Alberta Emergency Management Agency
4.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

4.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency’s policy, legislation, finance, and logistical and support services. Includes the Alberta First Responders Radio Communication System.

4.3	Operations

Supports the Provincial Operations Centre; field operations; training, certification, plans and consequence management; emergency social services; business continuity; critical infrastructure, and the Alberta Emergency Alert program.

4.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

4.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs outside of the areas protected by Forestry, Parks and Tourism and administers funding for disaster initiatives managed by other ministries.

Funds localized disasters and extraordinary firefighting costs, and administers funding for disaster initiatives managed by other ministries.

5	Strategy, Support and Integrated Initiatives
5.1	Strategic Policy and Planning

Provides policy, legislative, planning, agency oversight, intergovernmental coordination and stakeholder engagement functions.

5.2	Community and Public Safety Services

Provides community initiatives supports, crime prevention and restorative justice, Indigenous services and includes the Human Trafficking Office and Victim Services.

5.3	Information Technology, Research and Modernization

Provides digital process modernization and Information Technology planning services, including research, statistical reporting, evaluation, and data analytics.

181	Public Safety and Emergency Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	913	913	963

1.2 Deputy Minister’s Office	925	925	975

1.3 Corporate Services	8,660	8,660	8,474

Sub-total	10,498	10,498	10,412

2 Public Security

2.1 Alberta Sheriffs	136,738	135,688	156,035

2.2 Alberta Serious Incident Response Team	5,734	5,734	5,734

2.3 Provincial Security Intelligence Office	1,972	1,972	2,232

2.4 Law Enforcement Oversight	29,724	29,724	47,656

2.5 Contract Policing and Policing Oversight	391,452	391,452	397,192

2.6 Indigenous Policing Services	22,539	22,539	22,779

2.7 Policing Support Grant	108,819	108,819	119,046

2.8 Organized and Serious Crime	66,316	68,437	66,316

Sub-total	763,294	764,365	816,990

3 Correctional Services

3.1 Correctional Planning and Innovation	5,133	5,133	5,133

3.2 Custody Operations	265,480	265,480	266,642

3.3 Community Corrections	57,031	57,031	59,971

3.4 Correctional Programs and Services	13,730	13,730	14,106

3.5 Training Academy	7,321	7,321	7,321

Sub-total	348,695	348,695	353,173

4 Alberta Emergency Management Agency

4.1 Managing Director’s Office	617	617	617

4.2 Strategy and Systems Support	23,981	23,981	26,250

4.3 Operations	9,330	9,330	10,330

4.4 Recovery Operations	2,397	45,755	2,397

Sub-total	36,325	79,683	39,594

5 Strategy, Support and Integrated Initiatives

5.1 Strategic Policy and Planning	2,699	2,699	2,699

5.2 Community and Public Safety Services	14,581	14,581	9,081

5.3 Information Technology, Research and Modernization	3,124	3,124	3,124

Sub-total	20,404	20,404	14,904

CAPITAL GRANTS

2 Public Security

2.6 Indigenous Policing Services	-	-	8,136
Total	1,179,216	1,223,645	1,243,209

Public Safety and Emergency Services	182

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Public Security

2.1 Alberta Sheriffs	8,695	9,745	19,735

3 Correctional Services

3.1 Correctional Planning and Innovation	-	292	-

3.2 Custody Operations	1,280	1,280	1,280

Sub-total	1,280	1,572	1,280

4 Alberta Emergency Management Agency

4.2 Strategy and Systems Support	2,300	3,067	2,300

4.4 Recovery Operations	-	1,634	-

Sub-total	2,300	4,701	2,300
Total	12,275	16,018	23,315

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

DISASTER LIABILITY RETIREMENT

4 Alberta Emergency Management Agency

4.4 Recovery Operations	15,440	15,440	22,118

4.5 Disaster Recovery	36,000	36,000	15,000
Total	51,440	51,440	37,118

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Public Security

2.7 Policing Support Grant	-	8,400	-

4 Alberta Emergency Management Agency

4.4 Recovery Operations	-	9,442	-

4.5 Disaster Recovery	-	5,500	-

Sub-total	-	14,942	-

CAPITAL GRANTS

2 Public Security

2.6 Indigenous Policing Services	-	780	-
Total	-	24,122	-

183	Public Safety and Emergency Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Edmonton Regional Airports Authority Policing Services Agreement	4,180

	Revenue from the Edmonton Regional Airports Authority is used for policing services at the Edmonton International Airport under the Provincial Police Service Agreement. Program 2.5
Total		4,180

Public Safety and Emergency Services	184

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Emergency Management Agency	43,655	50,600	50,600

DEPARTMENT NON-CASH AMOUNTS

Operating Expense

Alberta Emergency Management Agency	-	98,679	-

Amortization

Public Security	1,588	1,588	1,588

Correctional Services	511	511	511

Alberta Emergency Management Agency	27,110	27,110	27,110

Consumption of Inventory

Alberta Emergency Management Agency	1,000	1,000	1,000

Valuation Adjustments and Other Provisions

Ministry Support Services	20	20	20

Correctional Services	775	775	775

Alberta Emergency Management Agency	-	6,314	-
Total	74,659	186,597	81,604

185	Public Safety and Emergency Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	10,412	20	-	-	10,432
Public Security	825,126	1,588	-	-	826,714
Correctional Services	353,173	1,286	-	(6,794)	347,665
Alberta Emergency Management Agency	39,594	78,710	-	(6,100)	112,204
Strategy, Support and Integrated Initiatives	14,904	-	-	(684)	14,220

Victims of Crime and Public Safety Fund	-	-	38,832	-	38,832

Total	1,243,209	81,604	38,832	(13,578)	1,350,067

CAPITAL INVESTMENT

Public Security	19,735	-	-	-	19,735

Correctional Services	1,280	-	-	-	1,280

Alberta Emergency Management Agency	2,300	-	-	-	2,300

Victims of Crime and Public Safety Fund	-	-	25	-	25

Total	23,315	-	25	-	23,340

		-

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	1,235,073	51,395	38,817	(13,578)	1,311,707

Capital grants	8,136	-	-	-	8,136

Amortization	-	29,209	15	-	29,224

Inventory consumption	-	1,000	-	-	1,000

Total	1,243,209	81,604	38,832	(13,578)	1,350,067

CAPITAL INVESTMENT	23,315	-	25	-	23,340

Public Safety and Emergency Services	186

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Transfers from Government of Canada	38,169	99,061	37,005

Investment Income	1,000	1,000	1,000

Other Premiums, Fees and Licences	45,755	52,700	53,151

Fines and Penalties	45,500	45,500	27,700

Other Revenue	93,566	93,566	108,566

Consolidated Total	223,990	291,827	227,422

EXPENSE

Ministry Support Services	10,518	10,518	10,432

Public Security	764,882	775,133	826,714

Correctional Services	349,981	349,981	354,459

Alberta Emergency Management Agency	108,090	278,328	118,304

Strategy, Support and Integrated Initiatives	20,404	20,404	14,904

Victims of Crime and Public Safety Fund	38,827	38,827	38,832

Ministry Total	1,292,702	1,473,191	1,363,645

Inter-Ministry Consolidations	(13,538)	(13,578)	(13,578)

Consolidated Total	1,279,164	1,459,613	1,350,067
Net Operating Result	(1,055,174)	(1,167,786)	(1,122,645)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Public Security	8,695	9,745	19,735

Correctional Services	1,280	1,572	1,280

Alberta Emergency Management Agency	2,300	4,701	2,300

Victims of Crime and Public Safety Fund	25	25	25

Consolidated Total	12,300	16,043	23,340

AMORTIZATION	(29,219)	(29,219)	(29,224)

Change in Capital Assets Total	(16,919)	(13,176)	(5,884)

CHANGE IN INVENTORY ASSETS

CONSUMPTION	(1,000)	(1,000)	(1,000)
Change in Inventory Assets Total	(1,000)	(1,000)	(1,000)

187	Public Safety and Emergency Services

Seniors, Community and Social Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	9,299,034	9,247,634	10,255,349

CAPITAL INVESTMENT	4,072	8,765	4,072

FINANCIAL TRANSACTIONS	19,700	17,700	19,700

CONTINGENCY	-	209,300	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, data analytics, business improvements and business services.

1.4	Corporate Services

Provides corporate finance, business services and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support
2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identify training opportunities to secure employment.

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services
4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Seniors, Community and Social Services	190

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

Assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery

Policy development, management and delivery of programs that support and deliver homeless shelter services and homeless support outreach services.

5.2	Homeless Shelters

Provide funding to support the operations of emergency shelters, and short-term and long-term transitional shelter sites located in communities throughout the province.

5.3	Homeless Support Outreach Services

Provides funding to community-based organizations to manage, deliver and monitor programs, which move individuals and families out of homelessness.

6	Community Supports and Family Safety
6.1	Program Planning and Delivery

Management and delivery of programs and resources that support Albertan Communities.

6.2	Community Support Services

Supports communities in designing and delivering preventive social services and municipal based transitional social services that help enhance Albertans’ social well-being.

6.3	Family and Community Safety

Provides grant funding to municipalities and community based organizations to provide community centred services to Albertans, through the Civil Society Fund, and the Service Dog Program.

7	Seniors Services
7.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.

7.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

7.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

7.4	Seniors Community Grants

Provides funding to support seniors abuse shelters as well as initiatives that ensures seniors are empowered to live independently, safely and with dignity.

7.5	Property Tax Deferral Loans

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

8	Alberta Seniors Benefit
8.1	Program Planning and Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other seniors financial assistance programs.

8.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

191	Seniors, Community and Social Services

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

8.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

9	Housing
9.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to Albertans in need.

9.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance, Special Needs Housing, and Affordable Housing Strategy.

10	Public Guardian and Trustee Services

Responsible for health care decisions under last resort provisions, protects minors’ property interests and may act in the administration of missing or deceased persons’ estates.

11	Continuing Care
11.1	Program Planning and Delivery

Includes salaries, supplies and services to support continuing care programs.

11.2	Continuing Care Programs

Provides support for various continuing care initiatives related to improving the quality of care provided in continuing care settings.

11.3	Grants to Assisted Living Alberta

Provides funding to Assisted Living Alberta to support: Facility-based continuing care; Health services provided in a community setting and in home settings; and related administrative costs.

11.4	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province.

12	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

13	Disaster Recovery & Emergency Assistance
13.1	Disaster Recovery Supports

Supports to assist Albertans in recovering from disasters.

13.2	Disaster Recovery Grants to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address Disaster Recovery related operating and capital requirements.

Seniors, Community and Social Services	192

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	963	963	1,173

1.2 Deputy Minister’s Office	818	818	934

1.3 Strategic Services	19,531	19,531	23,139

1.4 Corporate Services	8,458	8,458	9,578

1.5 Appeals Panels	3,983	3,983	4,061

Sub-total	33,753	33,753	38,885

2 Employment and Income Support

2.1 Program Planning and Delivery	102,070	125,770	157,084

2.2 Income Support to People Expected to Work or Working	367,917	367,917	662,817

2.3 Income Support to People with Barriers to Full Employment	227,035	227,035	253,335

2.4 Career and Employment Services	95,892	84,792	184,779

Sub-total	792,914	805,514	1,258,015

3 Assured Income for the Severely Handicapped

3.1 Program Planning and Delivery	36,008	40,008	42,662

3.2 Financial Assistance Grants	1,610,622	1,650,222	1,598,522

Sub-total	1,646,630	1,690,230	1,641,184

4 Disability Services

4.1 Program Planning and Delivery	59,931	71,631	74,092

4.2 Persons with Developmental Disabilities - Supports to Albertans	1,219,148	1,229,148	1,302,148

4.3 Persons with Developmental Disabilities - Direct Operations	41,559	39,359	40,513

4.4 Family Support for Children with Disabilities	233,765	254,765	263,965

4.5 Provincial Disability Supports Initiatives	18,199	20,199	20,199

4.6 Fetal Alcohol Spectrum Disorder Initiatives	25,239	27,639	27,639

4.7 Disability Advocate’s Office	1,220	1,220	1,239

Sub-total	1,599,061	1,643,961	1,729,795

5 Homeless and Outreach Support Services

5.1 Program Planning and Delivery	3,353	3,353	7,643

5.2 Homeless Shelters	108,051	118,851	114,712

5.3 Homeless Support Outreach Services	101,518	101,518	98,018

Sub-total	212,922	223,722	220,373

6 Community Supports and Family Safety

6.1 Program Planning and Delivery	1,771	1,771	1,854

6.2 Community Support Services	115,000	106,820	112,000

6.3 Family and Community Safety	19,400	14,400	16,400

Sub-total	136,171	122,991	130,254

193	Seniors, Community and Social Services

EXPENSE VOTE BY PROGRAM... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE... continued

7 Seniors Services

7.1 Program Planning and Delivery	6,248	6,248	6,467

7.2 Special Needs Assistance Grants	14,547	14,547	17,447

7.3 Seniors Home Adaptation and Repair	1,565	1,565	1,565

7.4 Seniors Community Grants	6,191	4,591	6,501

Sub-total	28,551	26,951	31,980

8 Alberta Seniors Benefit

8.1 Program Planning and Delivery	6,216	6,216	6,423

8.2 Alberta Seniors Benefit Grants	389,718	406,718	437,208

8.3 Supplementary Accommodations Benefit	110,843	93,843	96,850

Sub-total	506,777	506,777	540,481

9 Housing

9.1 Program Planning and Delivery	10,960	10,960	13,070

9.2 Assistance to Alberta Social Housing Corporation	157,449	157,449	184,049

Sub-total	168,409	168,409	197,119

10 Public Guardian and Trustee Services	27,889	27,889	28,751

11 Continuing Care

11.1 Program Planning and Delivery	12,953	12,953	13,396

11.2 Continuing Care Programs	167,576	167,576	253,326

11.3 Grants to Assisted Living Alberta	3,560,300	3,511,300	3,746,300

Sub-total	3,740,829	3,691,829	4,013,022

12 Services Provided to Other Ministries	2,634	2,634	2,950

13 Disaster Recovery & Emergency Assistance

13.2 Disaster Recovery Grants to Alberta Social Housing Corporation	-	1,100	-

CAPITAL GRANTS

6 Community Supports and Family Safety

6.2 Community Support Services	-	380	-

11 Continuing Care

11.4 Continuing Care Beds	241,563	241,563	178,300

CAPITAL PAYMENTS TO RELATED PARTIES

9 Housing

9.2 Assistance to Alberta Social Housing Corporation	160,931	55,931	228,240

13 Disaster Recovery & Emergency Assistance

13.2 Disaster Recovery Grants to Alberta Social Housing Corporation	-	4,000	16,000
Total	9,299,034	9,247,634	10,255,349

Seniors, Community and Social Services	194

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Employment and Income Support

2.1 Program Planning and Delivery	-	1,400	-

4 Disability Services

4.1 Program Planning and Delivery	-	1,238	-

4.3 Persons with Developmental Disabilities - Direct Operations	572	1,389	572

4.7 Disability Advocate’s Office	-	438	-

Sub-total	572	3,065	572

10 Public Guardian and Trustee Services	3,500	4,300	3,500
Total	4,072	8,765	4,072

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LOANS AND ADVANCES

7 Seniors Services

7.3 Seniors Home Adaptation and Repair	9,950	7,950	9,950

7.5 Property Tax Deferral Loans	9,750	9,750	9,750

Sub-total	19,700	17,700	19,700
Total	19,700	17,700	19,700

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Employment and Income Support

2.1 Program Planning and Delivery	-	3,300	-

2.2 Income Support to People Expected to Work or Working	-	180,400	-

2.3 Income Support to People with Barriers to Full Employment	-	11,700	-

Sub-total	-	195,400	-

13 Disaster Recovery & Emergency Assistance

13.1 Disaster Recovery Supports	-	13,900	-
Total	-	209,300	-

195	Seniors, Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Services Provided to Other Ministries	2,950

	Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 12
Total		2,950

Seniors, Community and Social Services	196

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Disability Services	427	427	427

Public Guardian and Trustee Services	4	4	4
Total	431	431	431

197	Seniors, Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	38,885	-	-	-	38,885

Employment and Income Support	1,258,015	-	-	(3,500)	1,254,515

Assured Income for the Severely Handicapped	1,641,184	-	-	-	1,641,184

Disability Services	1,729,795	427	-	(19,500)	1,710,722

Homeless and Outreach Support Services	220,373	-	-	-	220,373

Community Supports and Family Safety	130,254	-	-	-	130,254

Seniors Services	31,980	-	-	-	31,980

Alberta Seniors Benefit	540,481	-	-	-	540,481

Housing	425,359	-	-	(412,289)	13,070

Public Guardian and Trustee Services	28,751	4	-	-	28,755

Continuing Care	4,191,322	-	-	(3,746,300)	445,022

Services Provided to Other Ministries	2,950	-	-	(2,950)	-

Disaster Recovery & Emergency Assistance	16,000	-	-	(16,000)	-

Alberta Social Housing Corporation	-	-	641,213	-	641,213

Assisted Living Alberta	-	-	3,906,420	-	3,906,420

Total	10,255,349	431	4,547,633	(4,200,539)	10,602,874

CAPITAL INVESTMENT

Disability Services	572	-	-	-	572

Public Guardian and Trustee Services	3,500	-	-	-	3,500

Alberta Social Housing Corporation	-	-	51,633	-	51,633

Total	4,072	-	51,633	-	55,705

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	9,832,809	-	4,139,375	(3,956,299)	10,015,885

Capital grants	178,300	-	297,954	-	476,254

Capital payments to related parties	244,240	-	-	(244,240)	-

Amortization	-	431	69,351	-	69,782

Inventory consumption	-	-	40,953	-	40,953

Total	10,255,349	431	4,547,633	(4,200,539)	10,602,874

CAPITAL INVESTMENT	4,072	-	51,633	-	55,705

Seniors, Community and Social Services	198

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Labour Market Development	85,128	72,515	72,515

Services on First Nations Reserves	48,643	52,643	49,143

Other Federal Transfers	279,400	299,289	348,187

Investment Income	3,700	8,200	7,270

Other Revenue	58,068	61,281	59,112

Premiums, Fees and Licences	140,640	140,640	140,640

Ministry Total	615,579	634,568	676,867

Inter-Ministry Consolidations	(3,734)	(4,534)	(4,950)

Consolidated Total	611,845	630,034	671,917

EXPENSE

Ministry Support Services	33,753	33,753	38,885

Employment and Income Support	792,914	1,000,914	1,258,015

Assured Income for the Severely Handicapped	1,646,630	1,690,230	1,641,184

Disability Services	1,591,488	1,636,388	1,722,222

Homeless and Outreach Support Services	212,922	223,722	220,373

Community Supports and Family Safety	136,171	123,371	130,254

Seniors Services	28,551	26,951	31,980

Alberta Seniors Benefit	506,777	506,777	540,481

Housing	10,960	10,960	13,070

Public Guardian and Trustee Services	27,893	27,893	28,755

Continuing Care	422,092	373,092	445,022

Services Provided to Other Ministries	2,634	2,634	2,950

Disaster Recovery & Emergency Assistance	-	13,900	-

Alberta Social Housing Corporation	474,690	396,790	641,213

Assisted Living Alberta	3,720,400	3,720,400	3,906,420

Ministry Total	9,607,875	9,787,775	10,620,824

Inter-Ministry Consolidations	(17,634)	(17,634)	(17,950)
Consolidated Total	9,590,241	9,770,141	10,602,874
Net Operating Result	(8,978,396)	(9,140,107)	(9,930,957)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Employment and Income Support	-	1,400	-

Disability Services	572	3,065	572

Public Guardian and Trustee Services	3,500	4,300	3,500

Alberta Social Housing Corporation	36,789	46,832	51,633
Consolidated Total	40,861	55,597	55,705

AMORTIZATION	(68,932)	(68,932)	(69,782)

DISPOSALS OR WRITE OFFS	(5,000)	(5,000)	(8,000)
Change in Capital Assets Total	(33,071)	(18,335)	(22,077)

199	Seniors, Community and Social Services

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

CONSUMPTION	(39,003)	(39,003)	(40,953)
Change in Inventory Assets Total	(39,003)	(39,003)	(40,953)

Seniors, Community and Social Services	200

Service Alberta and Red Tape Reduction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	211,573	216,523	211,573

CAPITAL INVESTMENT	64,447	44,847	72,330

FINANCIAL TRANSACTIONS	5,500	5,500	5,500

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning and facilities.

2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer protection legislation, and administers the Residential Tenancy Dispute Resolution Service.

2.2	Land Titles

Supports the registration of land ownership in Alberta and the subdivision of land through the accuracy of land titles.

2.3	Motor Vehicles

Delivers services to Albertans such as driver’s licences and abstracts, vehicle registrations, identification cards; and oversees privatized registry agents.

2.4	Other Registry Services

Provides registry services for individuals and businesses, including vital statistics, corporate and non-profit registration, and property transactions.

2.5	Registries Modernization

Manages the modernization of all registries.

3	Red Tape Reduction, Audit and Investigations, and Gaming
3.1	Red Tape Reduction

Leads the government’s Red Tape Reduction efforts to improve service delivery and reduce unnecessary regulatory and administrative burdens for Albertans and businesses.

3.2	Audit and Investigations

Undertakes audit and investigation services that protects Albertans and the integrity of government services provided to Albertans.

3.3	Gaming Research and Policy

Supports gaming and gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

3.4	Horse Racing and Breeding Renewal Program

Supports Horse Racing Alberta by granting a fixed percentage of the net proceeds from slot terminals at Racing Entertainment Centres to Horse Racing Alberta.

3.5	Airport Entertainment Centres

Supports participating Airport Authorities by granting a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres to participating Airport Authorities.

Service Alberta and Red Tape Reduction	202

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4	Financial and Administrative Shared Services
4.1	Procurement Services

Delivers centralized procurement services, policy, training, as well as warehousing services and surplus sales.

4.2	Financial and Employee Services

Delivers centralized services to ministries such as payroll, employee benefits, accounts payable and receivable, business partner maintenance, electronic payments, and banking services.

4.3	Central Logistics

Delivers centralized administrative services, such as fleet management, mail, printing, employee ID, building access, equipment leasing and contact center operations.

4.4	FOIP Operations and King’s Printer

Delivers centralized access to information and administration of the FOIP Act and Personal Information Protection Act, and manages the printing and publication of Alberta government laws and published materials.

203	Service Alberta and Red Tape Reduction

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	812	812	824

1.2 Deputy Minister’s Office	840	840	855

1.3 Corporate Services	3,872	3,872	3,939

Sub-total	5,524	5,524	5,618

2 Consumer and Registry Services

2.1 Consumer Awareness and Advocacy	6,788	6,788	9,401

2.2 Land Titles	18,389	18,389	18,814

2.3 Motor Vehicles	35,355	35,355	33,404

2.4 Other Registry Services	7,718	7,718	7,810

2.5 Registries Modernization	7,575	7,575	9,281

Sub-total	75,825	75,825	78,710

3 Red Tape Reduction, Audit and Investigations, and Gaming

3.1 Red Tape Reduction	1,740	1,740	1,765

3.2 Audit and Investigations	8,123	8,123	8,262

3.3 Gaming Research and Policy	3,116	3,116	2,126

3.4 Horse Racing and Breeding Renewal Program	42,850	48,000	44,200

3.5 Airport Entertainment Centres	200	-	-

Sub-total	56,029	60,979	56,353

4 Financial and Administrative Shared Services

4.1 Procurement Services	15,917	15,917	12,347

4.2 Financial and Employee Services	14,974	14,974	15,196

4.3 Central Logistics	30,433	30,433	30,666

4.4 FOIP Operations and King’s Printer	12,871	12,871	12,683

Sub-total	74,195	74,195	70,892
Total	211,573	216,523	211,573

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Consumer and Registry Services

2.5 Registries Modernization	44,782	25,182	44,725

3 Red Tape Reduction, Audit and Investigations, and Gaming

3.3 Gaming Research and Policy	-	-	10,000

4 Financial and Administrative Shared Services

4.3 Central Logistics	19,665	19,665	17,605
Total	64,447	44,847	72,330

Service Alberta and Red Tape Reduction	204

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

INVENTORY ACQUISITION

4 Financial and Administrative Shared Services

4.2 Financial and Employee Services	400	400	400

4.3 Central Logistics	5,100	5,100	5,100
Total	5,500	5,500	5,500

205	Service Alberta and Red Tape Reduction

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Horse Racing and Breeding Renewal Program	44,200

Per the grant agreement with Horse Racing Alberta, a fixed percentage of slot revenues generated at Racing Entertainment Centres is granted to Horse Racing Alberta to support operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements. Program 3.4

2	Services to Ministries	18,250

Funding is received from other ministries to provide cross-government services such as: administrative services, contact centres, mail services, audit services, and fleet administration. Programs 3 and 4

3	Residential Tenancy Dispute Resolution Service	777

	Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 2.1

4	Specialty Licence Plates	500

	Fees collected for specialty licence plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 2.3

5	Other Registry Services	50

	Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 2.4
Total		63,777

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY

6	Services to Ministries	4,200

	Funding is received from other ministries to provide cross-government mail services. Program 4
Total		4,200

Service Alberta and Red Tape Reduction	206

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Consumer and Registry Services	25	25	25

DEPARTMENT NON-CASH AMOUNTS

Amortization

Consumer and Registry Services	1,320	1,320	1,320

Financial and Administrative Shared Services	16,780	16,780	16,780

Consumption of Inventory

Ministry Support Services	5	5	5

Consumer and Registry Services	870	870	870

Financial and Administrative Shared Services	4,625	4,625	4,625

Valuation Adjustments and Other Provisions

Ministry Support Services	37	37	37

Consumer and Registry Services	95	95	95

Financial and Administrative Shared Services	435	435	435
Total	24,192	24,192	24,192

207	Service Alberta and Red Tape Reduction

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	5,618	42	-	5,660
Consumer and Registry Services	78,710	2,310	-	81,020
Red Tape Reduction, Audit and Investigations, and Gaming	56,353	-	(408)	55,945

Financial and Administrative Shared Services	70,892	21,840	(32,107)	60,625

Total	211,573	24,192	(32,515)	203,250

CAPITAL INVESTMENT
Consumer and Registry Services	44,725	-	-	44,725
Red Tape Reduction, Audit and Investigations, and Gaming	10,000	-	-	10,000

Financial and Administrative Shared Services	17,605	-	-	17,605

Total	72,330	-	-	72,330

INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	-	-	5,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	211,573	592	(32,515)	179,650
Amortization	-	18,100	-	18,100

Inventory consumption	-	5,500	-	5,500

Total	211,573	24,192	(32,515)	203,250

CAPITAL INVESTMENT	72,330	-	-	72,330

INVENTORY ACQUISITION	5,500	-	-	5,500

Service Alberta and Red Tape Reduction	208

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
REVENUE

Net Income from Government Business Enterprises	2,301,765	2,304,310	2,332,128

Motor Vehicle Licences	565,336	569,000	593,354

Land Titles Registration Levy	77,406	78,000	161,246

Other Premiums, Fees and Licences	117,562	118,000	91,979

Other Miscellaneous Revenue	34,140	34,140	34,140

Ministry Total	3,096,209	3,103,450	3,212,847

Inter-Ministry Consolidations	(32,515)	(32,515)	(32,515)

Consolidated Total	3,063,694	3,070,935	3,180,332

EXPENSE

Ministry Support Services	5,566	5,566	5,660

Consumer and Registry Services	78,135	78,135	81,020

Red Tape Reduction, Audit and Investigations, and Gaming	56,029	60,979	56,353

Financial and Administrative Shared Services	96,035	96,035	92,732

Ministry Total	235,765	240,715	235,765

Inter-Ministry Consolidations	(32,515)	(32,515)	(32,515)

Consolidated Total	203,250	208,200	203,250
Net Operating Result	2,860,444	2,862,735	2,977,082

CHANGE IN CAPITAL ASSETS

INVESTMENT

Consumer and Registry Services	44,782	25,182	44,725

Red Tape Reduction, Audit and Investigations, and Gaming	-	-	10,000

Financial and Administrative Shared Services	19,665	19,665	17,605

Consolidated Total	64,447	44,847	72,330

AMORTIZATION	(18,100)	(18,100)	(18,100)
Change in Capital Assets Total	46,347	26,747	54,230

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Financial and Administrative Shared Services	5,500	5,500	5,500

Consolidated Total	5,500	5,500	5,500

CONSUMPTION	(5,500)	(5,500)	(5,500)
Change in Inventory Assets Total	-	-	-

209	Service Alberta and Red Tape Reduction

Technology and Innovation

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	865,916	849,421	921,498

CAPITAL INVESTMENT	115,649	114,956	158,628

FINANCIAL TRANSACTIONS	-	15,000	25,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning, and facilities.

2	Innovation, Privacy and Policy
2.1	Innovation, Privacy and Policy

Advances Alberta’s innovation agenda, delivers enterprise policy and program for content management, privacy, technology and access to information, administers Personal Information Protection Act and Part 2 of the FOIP Act.

2.2	Grant to Alberta Innovates Corporation

Provides funding to Alberta Innovates Corporation, which is responsible for supporting government’s research and innovation initiatives.

2.3	Grant to Alberta Enterprise Corporation

Provides funding to the Alberta Enterprise Corporation, which is responsible for attracting venture capital funds for knowledge-based companies.

3	Technology Support and Operations

Manages government’s secure technology platforms, including the 1GX system, end users, voice, data, video conferencing, network services and SuperNet operation.

4	Digital Design and Delivery
4.1	Digital Delivery and Innovation

As government’s centre of digital delivery, designs simpler, faster and better services with ministries; builds capability and confidence in modern digital practice; and assures service quality and value through standards and controls.

5	Cybersecurity

Protect digital assets and identify, monitor, and respond to cyber threats. Collaborate with public and private organizations to strengthen Alberta’s overall cybersecurity posture.

6	Data and Content Management

Provides strategic direction and delivery of services related to the governance and management of content including data, information and records.

Technology and Innovation	212

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	660	660	727

1.2 Deputy Minister’s Office	732	732	805

1.3 Corporate Services	3,711	3,711	4,156

Sub-total	5,103	5,103	5,688

2 Innovation, Privacy and Policy

2.1 Innovation, Privacy and Policy	69,695	69,274	70,987

2.2 Grant to Alberta Innovates Corporation	182,792	182,792	194,592

Sub-total	252,487	252,066	265,579

3 Technology Support and Operations	342,358	357,958	364,204

4 Digital Design and Delivery

4.1 Digital Delivery and Innovation	113,130	112,730	122,779

5 Cybersecurity	15,439	15,439	15,315

6 Data and Content Management	31,752	41,078	34,789

CAPITAL GRANTS

3 Technology Support and Operations	98,300	57,700	106,200

CAPITAL PAYMENTS TO RELATED PARTIES

2 Innovation, Privacy and Policy

2.2 Grant to Alberta Innovates Corporation	7,347	7,347	6,944
Total	865,916	849,421	921,498

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

3 Technology Support and Operations	30,869	38,346	28,635

4 Digital Design and Delivery

4.1 Digital Delivery and Innovation	84,780	76,610	129,993
Total	115,649	114,956	158,628

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

DEBT REPAYMENT

2 Innovation, Privacy and Policy

2.3 Grant to Alberta Enterprise Corporation	-	15,000	25,000
Total	-	15,000	25,000

213	Technology and Innovation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Services to Ministries	39,130

	Funding received from other ministries is used to provide cross-government technology services. Programs 3, 4 and 6
Total		39,130

Technology and Innovation	214

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Innovation, Privacy and Policy	82,000	115,000	117,849

DEPARTMENT NON-CASH AMOUNTS

Capital Payments to Related Parties

Technology Support and Operations	4,000	32,600	6,750

Amortization

Technology Support and Operations	55,189	55,189	19,174

Digital Design and Delivery	15,400	15,400	41,400

Valuation Adjustments and Other Provisions

Ministry Support Services	38	38	38

Technology Support and Operations	440	440	440
Total	157,067	218,667	185,651

215	Technology and Innovation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE
Ministry Support Services	5,688	38	-	-	5,726
Innovation, Privacy and Policy	272,523	117,849	-	(253,873)	136,499
Technology Support and Operations	470,404	26,364	-	(32,004)	464,764
Digital Design and Delivery	122,779	41,400	-	(13,456)	150,723
Cybersecurity	15,315	-	-	-	15,315
Data and Content Management	34,789	-	-	(420)	34,369
Alberta Innovates Corporation	-	-	256,883	(58,410)	198,473

Alberta Enterprise Corporation	-	-	4,258	-	4,258
Total	921,498	185,651	261,141	(358,163)	1,010,127

CAPITAL INVESTMENT
Technology Support and Operations	28,635	-	-	-	28,635
Digital Design and Delivery	129,993	-	-	-	129,993

Alberta Innovates Corporation	-	-	17,491	-	17,491
Total	158,628	-	17,491	-	176,119

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	808,354	118,327	251,576	(344,469)	833,788
Capital grants	106,200	-	-	-	106,200
Capital payments to related parties	6,944	6,750	-	(13,694)	-

Amortization	-	60,574	9,565	-	70,139

Total	921,498	185,651	261,141	(358,163)	1,010,127

CAPITAL INVESTMENT	158,628	-	17,491	-	176,119

Technology and Innovation	216

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Internal Government Transfers	90,030	89,753	87,530
Transfers from Government of Canada	4,600	4,600	4,600
Investment Income	1,500	4,600	1,500
Other Revenue	85,376	109,902	85,376

Ministry Total	181,506	208,855	179,006

Inter-Ministry Consolidations	(130,586)	(154,835)	(128,086)
Consolidated Total	50,920	54,020	50,920

EXPENSE

Ministry Support Services	5,141	5,141	5,726
Innovation, Privacy and Policy	151,695	184,274	188,836
Technology Support and Operations	500,287	503,887	496,768
Digital Design and Delivery	128,530	128,130	164,179
Cybersecurity	15,439	15,439	15,315
Data and Content Management	31,752	41,078	34,789
Alberta Innovates Corporation	254,731	254,731	256,883
Alberta Enterprise Corporation	3,837	4,258	4,258

Ministry Total	1,091,412	1,136,938	1,166,754

Inter-Ministry Consolidations	(153,627)	(206,753)	(156,627)
Consolidated Total	937,785	930,185	1,010,127

Net Operating Result	(886,865)	(876,165)	(959,207)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Technology Support and Operations	30,869	38,346	28,635

Digital Design and Delivery	84,780	76,610	129,993

Alberta Innovates Corporation	18,936	31,283	17,491

Consolidated Total	134,585	146,239	176,119

AMORTIZATION	(80,154)	(80,154)	(70,139)
Change in Capital Assets Total	54,431	66,085	105,980

217	Technology and Innovation

Tourism and Sport

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	135,916	135,916	133,983

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Tourism
2.1	Program Support

Supports activities, including policy analysis, information management, strategic, financial and operational planning matters.

2.2	Tourism Policy and Strategy

Responsible for the legislative, regulatory and broad policy framework strategy to advance tourism, including all-season resort development.

2.3	Grant to Travel Alberta Corporation

Operating grant to the Travel Alberta Corporation.

3	Sport, Physical Activity and Recreation
3.1	Sport, Physical Activity and Recreation Services

Works with national, provincial, municipal and local partners to develop and advance policy and programs.

3.2	Sport, Physical Activity and Recreation Development

Supports provincial sport, physical activity and recreation organizations in enhancing participant (athlete, coach, official and volunteer) development to develop and advance operational policies and programs for Albertans.

3.3	Multi-Sport Games

Provides and supports opportunities for Alberta’s athletes to participate in multi-sport games including Alberta and Canada Summer and Winter Games and Arctic Winter Games.

3.4	Support for Sport, Physical Activity and Recreation

Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

3.5	Active Communities Initiative

Provides grants for small and mid-sized projects such as indoor and outdoor hockey arenas and rinks, community pools, indoor turf centres, pickleball courts, sport fields and courts, and other recreational facilities.

3.6	Support for Tourism and Sport Infrastructure

Assists non-profit organizations in the construction and/or renovation of tourism and sport facilities through capital funding.

Tourism and Sport	220

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	775	775	780

1.2 Deputy Minister’s Office	860	860	870

1.3 Corporate Services	500	500	500

Sub-total	2,135	2,135	2,150

2 Tourism

2.1 Program Support	815	815	827

2.2 Tourism Policy and Strategy	1,276	1,276	1,296

2.3 Grant to Travel Alberta Corporation	79,498	79,498	75,248

Sub-total	81,589	81,589	77,371

3 Sport, Physical Activity and Recreation

3.1 Sport, Physical Activity and Recreation Services	2,335	2,335	3,085

3.2 Sport, Physical Activity and Recreation Development	1,405	1,405	1,540

3.3 Multi-Sport Games	1,670	1,670	1,855

3.4 Support for Sport, Physical Activity and Recreation	36,782	36,782	31,982

Sub-total	42,192	42,192	38,462

CAPITAL GRANTS

3 Sport, Physical Activity and Recreation

3.5 Active Communities Initiative	10,000	10,000	10,000

3.6 Support for Tourism and Sport Infrastructure	-	-	5,000

Sub-total	10,000	10,000	15,000

CAPITAL PAYMENTS TO RELATED PARTIES

3 Sport, Physical Activity and Recreation

3.6 Support for Tourism and Sport Infrastructure	-	-	1,000
Total	135,916	135,916	133,983

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

3 Sport, Physical Activity and Recreation

3.3 Multi-Sport Games	25	25	25
Total	25	25	25

221	Tourism and Sport

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Sport, Physical Activity and Recreation	4,125

	Revenue from donations, fees and other sources used to fund the cost of sport programs, facilities and services. Programs 3.1, 3.2, 3.3 and 3.4
Total		4,125

Tourism and Sport	222

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Tourism	7	7	7

Sport, Physical Activity and Recreation	5	5	5

Total	12	12	12

223	Tourism and Sport

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	2,150	-	-	-	2,150

Tourism	77,371	7	76,473	(75,248)	78,603

Sport, Physical Activity and Recreation	54,462	5	-	(2,500)	51,967

Total	133,983	12	76,473	(77,748)	132,720

CAPITAL INVESTMENT

Sport, Physical Activity and Recreation	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	117,983	-	76,398	(76,748)	117,633

Capital grants	15,000	-	-	-	15,000

Capital payments to related parties	1,000	-	-	(1,000)	-

Amortization	-	12	75	-	87

Total	133,983	12	76,473	(77,748)	132,720

CAPITAL INVESTMENT	25	-	-	-	25

Tourism and Sport	224

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
REVENUE

Transfers from Government of Canada	640	640	640

Investment Income	150	150	150

Premiums, Fees and Licences	300	300	300

Other Revenue	4,185	4,185	4,185

Consolidated Total	5,275	5,275	5,275

EXPENSE

Ministry Support Services	2,135	2,135	2,150

Tourism	82,870	82,870	78,603

Sport, Physical Activity and Recreation	52,197	52,197	54,467

Ministry Total	137,202	137,202	135,220

Inter-Ministry Consolidations	(1,500)	(1,500)	(2,500)

Consolidated Total	135,702	135,702	132,720
Net Operating Result	(130,427)	(130,427)	(127,445)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Sport, Physical Activity and Recreation	25	25	25

Consolidated Total	25	25	25

AMORTIZATION	(136)	(136)	(87)
Change in Capital Assets Total	(111)	(111)	(62)

225	Tourism and Sport

Transportation and Economic Corridors

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	1,922,216	1,897,109	1,833,019

CAPITAL INVESTMENT	1,351,142	1,375,826	1,561,812

FINANCIAL TRANSACTIONS	137,320	122,820	129,461

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support and development, financial services, business planning, reporting services, and emergency management.

2	Program Services and Support
2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection, inspections, assessment, and functional planning studies required to support the provincial highway network and inform future transportation needs and prioritization.

2.3	Passenger Rail Master Plan

Supports activities for feasibility assessment and studies required to explore options and governance to develop a passenger rail delivery plan and inform future rail needs and prioritization.

3	Traffic Safety Programs
3.1	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan and overseeing the 511 Alberta System.

3.2	Driver Safety Initiatives

Includes Mandatory Entry-Level Training (MELT) and Driver Examinations which support a comprehensive road safety strategy focused on driver education and licensing standards; as well as the Pre-Entry Program which guides compliance of new commercial carriers in a manner which is compliant with legislation relevant to the National Safety Code (NSC).

3.3	Commercial Driver Grants

Provides funding support to Albertans entering the professional driving industry.

4	Provincial Highway Maintenance
4.1	Maintenance

Includes the on-going structural and operating maintenance of all provincial highways, bridges and other infrastructure; such as snow removal, grass cutting, maintenance of highway lighting, among others.

4.2	P3 Maintenance

Includes structural and operational maintenance of all provincial ring roads.

4.3	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

5	Municipal Transit and Transportation Grant Programs
5.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

5.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

5.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

5.4	City of Edmonton 50th Street Project

Provides funding to the City of Edmonton to assist with the 50th Street project.

Transportation and Economic Corridors	228

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5.5	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of Green Line and Blue Line LRT projects.

5.6	Edmonton LRT Projects

Provides funding to the City of Edmonton to assist with the construction of LRT projects.

5.7	Ray Gibbon Drive Expansion

Provides funding to the City of St. Albert to assist with the Ray Gibbon Drive project.

5.8	Yellowhead Trail Project

Provides funding to the City of Edmonton to assist with the Yellowhead Trail project.

5.9	Red Deer Regional Airport Expansion

Provides funding to support expansion of the regional airport.

5.10	YYC Rail Connection

Provides funding to the City of Calgary to assist with the Calgary International Airport rail connection planning.

5.11	O’Chiese Road Improvements

Provides funding to Clearwater County to support O’Chiese Road Improvements.

5.12	Calgary Rivers District and Events Centre

Provides funding to facilitate the construction of roads, bridges, LRT connections, site utilities, site reclamation and other essential infrastructure supporting the development of the new Calgary Events Centre.

5.13	Fox Lake Access Improvement

Provides funding assistance to improve access into Fox Lake to rebuild the community after devastating wildfires.

5.14	Traffic Safety Fund

Provides funding to support municipalities in re-engineering intersections to reduce collisions, ultimately improving driver safety.

6	Municipal Water Infrastructure Grant Programs
6.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

6.4	Sundre Wastewater Treatment Plant

Provides a project-specific grant to assist with a wastewater treatment plant upgrade in Sundre with new and innovative technology.

6.5	Lethbridge Waterline Expansion

Provides funding to Lethbridge County to assist with upgrades to water infrastructure in the region.

6.6	Capital Region Wastewater Treatment

Provides funding to support the additional treatment of wastewater to create a water source that can be used for industrial purposes.

7	Federal Grant Programs
7.1	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

7.2	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

7.3	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

229	Transportation and Economic Corridors

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

7.4	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

7.5	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

8	Ring Roads
8.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

8.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

8.3	Debt Servicing Costs

Interest payments related to Calgary and Edmonton Ring Roads.

8.4	P3 Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

9	Provincial Highway Construction Projects
9.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

9.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

10	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

11	Provincial Highway Rehabilitation
11.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

11.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

11.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

12	Water Management Projects
12.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Agriculture and Irrigation.

12.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

12.3	Bow River Reservoir

A new reservoir on the Bow River upstream of Calgary to protect Alberta’s people, homes, industries, infrastructure, and economy from future drought and flood events in the Bow River basin.

Transportation and Economic Corridors	230

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	773	773	786

1.2 Deputy Minister’s Office	820	820	836

1.3 Strategic Services	8,021	8,021	8,165

Sub-total	9,614	9,614	9,787

2 Program Services and Support

2.1 Program Services	22,227	24,327	22,635

2.2 Assessment and Support Systems	18,000	20,500	21,500

2.3 Passenger Rail Master Plan	9,000	9,000	6,000

Sub-total	49,227	53,827	50,135

3 Traffic Safety Programs

3.1 Traffic Safety Services	22,638	22,638	22,545

3.2 Driver Safety Initiatives	12,081	12,081	26,389

3.3 Commercial Driver Grants	10,000	7,649	7,649

Sub-total	44,719	42,368	56,583

4 Provincial Highway Maintenance

4.1 Maintenance	337,464	337,464	359,658

4.2 P3 Maintenance	92,884	92,884	94,704

Sub-total	430,348	430,348	454,362

CAPITAL GRANTS

5 Municipal Transit and Transportation Grant Programs

5.1 Strategic Transportation Infrastructure Program	43,500	33,500	32,603

5.2 Green Transit Incentives Program (GreenTRIP)	-	-	2,500

5.3 Terwillegar Expansion	17,000	9,433	10,100

5.4 City of Edmonton 50th Street Project	8,225	5,209	-

5.5 Calgary LRT Projects	210,057	207,857	100,000

5.6 Edmonton LRT Projects	259,756	293,735	271,831

5.7 Ray Gibbon Drive Expansion	-	-	25,001

5.8 Yellowhead Trail Project	49,670	30,826	50,657

5.9 Red Deer Regional Airport Expansion	20,304	5,301	3,593

5.10 YYC Rail Connection	2,462	2,366	6,384

5.11 O’Chiese Road Improvements	3,000	-	5,000

5.12 Calgary Rivers District and Events Centre	87,800	75,400	82,400

5.13 Fox Lake Access Improvement	6,000	-	6,000

5.14 Traffic Safety Fund	-	-	1,000

Sub-total	707,774	663,627	597,069

231	Transportation and Economic Corridors

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
CAPITAL GRANTS...continued

6 Municipal Water Infrastructure Grant Programs

6.1 Municipal Water Wastewater Program	66,000	53,500	44,667

6.2 Water for Life	50,000	32,500	51,351

6.3 First Nations Water Tie-In Program	8,000	2,031	7,500

6.4 Sundre Wastewater Treatment Plant	-	-	7,500

6.5 Lethbridge Waterline Expansion	-	1,260	-

6.6 Capital Region Wastewater Treatment	10,000	40,000	10,000

Sub-total	134,000	129,291	121,018

7 Federal Grant Programs

7.1 Clean Water Wastewater Fund	500	-	-

7.2 Investing in Canada Infrastructure - Public Transit	353,689	351,381	323,131

7.3 Investing in Canada Infrastructure - Green Infrastructure	41,445	79,598	89,635

7.4 Investing in Canada Infrastructure - Rural and Northern Communities	18,988	7,717	12,149

7.5 Investing in Canada Infrastructure - COVID-19 Resilience	16,990	14,416	7,577

Sub-total	431,612	453,112	432,492

DEBT SERVICING

8 Ring Roads

8.3 Debt Servicing Costs	114,922	114,922	111,573

Total	1,922,216	1,897,109	1,833,019

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic Services	1,115	1,543	687

8 Ring Roads

8.1 Edmonton Ring Road	2,396	5,542	-

8.2 Calgary Ring Road	70,918	10,203	20,000

Sub-total	73,314	15,745	20,000

9 Provincial Highway Construction Projects

9.1 Highway Twinning, Widening and Expansion	396,417	327,351	628,862

9.2 Deerfoot Trail Upgrades	156,000	209,375	197,312

Sub-total	552,417	536,726	826,174

10 Bridge Construction Projects	120,900	129,670	125,000

11 Provincial Highway Rehabilitation

11.1 Highway Rehabilitation Projects	372,060	412,060	391,087

11.2 P3 Rehabilitation	39,337	39,337	46,724

11.3 Major Maintenance	45,000	47,394	45,000

Sub-total	456,397	498,791	482,811

Transportation and Economic Corridors	232

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
DEPARTMENT CAPITAL ACQUISITIONS...continued

12 Water Management Projects

12.1 Water Management Infrastructure	46,550	31,550	58,784

12.2 Springbank Off-Stream Reservoir	100,449	161,801	42,356

12.3 Bow River Reservoir	-	-	6,000

Sub-total	146,999	193,351	107,140

Total	1,351,142	1,375,826	1,561,812

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION

4 Provincial Highway Maintenance

4.3 Salt, Sand and Gravel	64,615	64,615	65,907

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

4 Provincial Highway Maintenance

4.1 Maintenance	1,500	-	2,000

DEBT REPAYMENT

9 Provincial Highway Construction Projects

9.1 Highway Twinning, Widening and Expansion	13,000	-	-

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

8 Ring Roads

8.4 P3 Debt Repayment	58,205	58,205	61,554

Total	137,320	122,820	129,461

233	Transportation and Economic Corridors

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Motor Transport Permits and Licences	9,140

	A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2

2	Commercial Vehicle Decals	480

	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1
Total		9,620

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Highway Construction and Rehabilitation Projects	3,000

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges; and capital maintenance and renewal projects. Programs 9.1 and 11.1

2	Tourism Highway Signage Initiative	1,000

	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 11.1
Total		4,000

Transportation and Economic Corridors	234

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT NON-CASH AMOUNTS

Capital Grants

Provincial Highway Maintenance	-	568	-

Capital Payments to Related Parties

Water Management Projects	34,332	34,332	817,332

Amortization

Provincial Highway Maintenance	852,851	852,283	884,222

Consumption of Inventory

Provincial Highway Maintenance	64,615	64,615	65,907

Valuation Adjustments and Other Provisions

Provincial Highway Maintenance	9,000	15,700	9,000

Total	960,798	967,498	1,776,461

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Donated Capital Assets

Provincial Highway Construction Projects	4,455	13,636	5,130

Provincial Highway Rehabilitation	-	4,500	-

Total	4,455	18,136	5,130

235	Transportation and Economic Corridors

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Ministry Support Services	9,787	-	-	9,787

Program Services and Support	50,135	-	-	50,135

Traffic Safety Programs	56,583	-	-	56,583

Provincial Highway Maintenance	454,362	959,129	-	1,413,491

Municipal Transit and Transportation Grant Programs	597,069	-	-	597,069

Municipal Water Infrastructure Grant Programs	121,018	-	-	121,018

Federal Grant Programs	432,492	-	-	432,492

Water Management Projects	-	817,332	(817,332)	-

Ring Roads - Debt Servicing	111,573	-	-	111,573

Total	1,833,019	1,776,461	(817,332)	2,792,148

CAPITAL INVESTMENT

Ministry Support Services	687	-	-	687

Ring Roads	20,000	-	-	20,000

Provincial Highway Construction Projects	826,174	5,130	-	831,304

Bridge Construction Projects	125,000	-	-	125,000

Provincial Highway Rehabilitation	482,811	-	-	482,811

Water Management Projects	107,140	-	-	107,140

Total	1,561,812	5,130	-	1,566,942

INVENTORY ACQUISITION

Provincial Highway Maintenance	65,907	-	-	65,907

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	570,867	9,000	-	579,867

Capital grants	1,150,579	-	-	1,150,579

Capital payments to related parties	-	817,332	(817,332)	-

Amortization	-	884,222	-	884,222

Inventory consumption	-	65,907	-	65,907

Debt servicing costs - Capital Plan	111,573	-	-	111,573
Total	1,833,019	1,776,461	(817,332)	2,792,148

CAPITAL INVESTMENT	1,561,812	5,130	-	1,566,942

INVENTORY ACQUISITION	65,907	-	-	65,907

Transportation and Economic Corridors	236

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

REVENUE

Clean Water Wastewater Fund	500	-	-

Investing in Canada Infrastructure Program	431,512	453,512	432,892

Other Transfers from Government of Canada	45,751	43,400	45,339

Premiums, Fees and Licences	32,920	32,920	38,920

Refunds of Expense	2,575	2,575	2,575

Other Revenue	25,614	25,614	26,983
Consolidated Total	538,872	558,021	546,709

EXPENSE

Ministry Support Services	9,614	9,614	9,787

Program Services and Support	49,227	53,827	50,135

Traffic Safety Programs	44,719	42,368	56,583

Provincial Highway Maintenance	1,356,814	1,363,514	1,413,491

Municipal Transit and Transportation Grant Programs	707,774	663,627	597,069

Municipal Water Infrastructure Grant Programs	134,000	129,291	121,018

Federal Grant Programs	431,612	453,112	432,492

Water Management Projects	34,332	34,332	817,332

Ring Roads - Debt Servicing	114,922	114,922	111,573

Ministry Total	2,883,014	2,864,607	3,609,480

Inter-Ministry Consolidations	(34,332)	(34,332)	(817,332)
Consolidated Total	2,848,682	2,830,275	2,792,148
Net Operating Result	(2,309,810)	(2,272,254)	(2,245,439)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,115	1,543	687

Ring Roads	73,314	15,745	20,000

Provincial Highway Construction Projects	556,872	550,362	831,304

Bridge Construction Projects	120,900	129,670	125,000

Provincial Highway Rehabilitation	456,397	503,291	482,811

Water Management Projects	146,999	193,351	107,140
Consolidated Total	1,355,597	1,393,962	1,566,942

AMORTIZATION	(852,851)	(852,283)	(884,222)

DISPOSALS OR WRITE OFFS	-	(568)	-

Change in Capital Assets Total	502,746	541,111	682,720

237	Transportation and Economic Corridors

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

INVENTORY ACQUISITION

Provincial Highway Maintenance	64,615	64,615	65,907
Consolidated Total	64,615	64,615	65,907

CONSUMPTION	(64,615)	(64,615)	(65,907)
Change in Inventory Assets Total	-	-	-

Transportation and Economic Corridors	238

Treasury Board and Finance

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

EXPENSE	199,594	201,327	214,145

CAPITAL INVESTMENT	75	242	75

CONTINGENCY	2,000,000	-	4,000,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provides strategic financial services to develop, implement and report on government’s fiscal plan, capital plan and business plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development. Provides tax policy advice and recommendations to promote a system, that is fair, efficient and effective.

4	Investment, Treasury and Risk Management
4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Develops and manages government accounting standards and financial management policies.

6	Tax and Revenue Management

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy

Regulates and supervises loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Regulates automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining and Compensation Office

Implements the Government of Alberta’s public sector bargaining strategy and develops bargaining mandates for all public sector employers funded by the provincial government.

9	Public Service Commission
9.1	Office of the Public Service Commissioner

Oversees operations of the Public Service Commission (PSC), which is the central human resource (HR) department for the Alberta Public Service (APS), providing advice and direct delivery of HR services for the Government of Alberta, supporting the attraction and retention of qualified employees to provide services and meet the needs of Albertans.

Treasury Board and Finance	240

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

9.2	Client Service Delivery

Provides client-focused strategic advice and HR operational support to departments through a portfolio model. Delivers services related to employee relations, workforce planning and organizational effectiveness. Manages and supports recruitment services for all APS employees up to the senior manager level.

9.3	Labour Relations Policy and Programs

Represents the APS in negotiations with the Alberta Union of Provincial Employees (AUPE) and manages labour and employee relations disputes. Develops and implements policies, programs and resources to support a respectful workplace and promote psychological safety and employee wellbeing. Provides disability management services to managers and employees with complex needs. Implements the Occupational Health and Safety program in alignment with provincial legislation.

9.4	Strategic Services and Public Agency Secretariat

Designs, develops, and administers directives affecting the APS workforce, including policies related to classification and compensation, and pension and benefits. Supports client departments with HR data governance, standards and workforce analytics. Leads public agency governance and recruitment for agencies, board and commissions through the Public Agency Secretariat (PAS).

9.5	Learning, Engagement and Talent Management

Designs and administers corporate learning supports and talent management strategies and processes for the APS. Provides specialized recruitment services for executive management positions and agencies, boards and commissions in partnership with the PAS. Develops and delivers initiatives to support an engaged workforce and leads internal communications strategies across the APS.

10	Communications and Public Engagement

Provides full-service communications, engagement, and marketing support for all Government of Alberta departments.

11	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

241	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,167	1,167	1,167

1.2 Deputy Minister’s Office	761	761	761

1.3 Corporate Services	6,765	6,765	6,885

Sub-total	8,693	8,693	8,813

2 Treasury Board Secretariat	7,877	7,877	9,339

3 Fiscal Planning and Economic Analysis	12,272	12,213	12,384

4 Investment, Treasury and Risk Management

4.1 Treasury Management	7,317	7,317	7,645

4.2 Risk Management and Insurance	1,871	1,871	1,871

Sub-total	9,188	9,188	9,516

5 Office of the Controller	7,026	7,026	7,106

6 Tax and Revenue Management	32,592	34,492	35,223

7 Financial Sector and Pensions

7.1 Financial Sector Regulation and Policy	7,708	7,708	17,266

7.2 Automobile Insurance Rate Board	2,609	2,609	2,609

Sub-total	10,317	10,317	19,875

8 Provincial Bargaining and Compensation Office	4,515	4,515	4,591

9 Public Service Commission

9.1 Office of the Public Service Commissioner	759	759	770

9.2 Client Service Delivery	37,713	37,713	37,869

9.3 Labour Relations Policy and Programs	9,343	9,343	9,447

9.4 Strategic Services and Public Agency Secretariat	13,345	13,345	12,943

9.5 Learning, Engagement and Talent Management	9,938	9,938	10,069

Sub-total	71,098	71,098	71,098

10 Communications and Public Engagement	36,016	35,908	36,200
Total	199,594	201,327	214,145

Treasury Board and Finance	242

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	25	25

3 Fiscal Planning and Economic Analysis	-	59	-

9 Public Service Commission

9.4 Strategic Services and Public Agency Secretariat	25	25	25

10 Communications and Public Engagement	25	133	25
Total	75	242	75

CONTINGENCY VOTE BY PROGRAM

CONTINGENCY VOTE

11 Contingency / Disaster and Emergency Assistance	2,000,000	-	4,000,000
Total	2,000,000	-	4,000,000

243	Treasury Board and Finance

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2025-26 Estimate

1	Services to Ministries	3,275

	Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Program 6
Total		3,275

Treasury Board and Finance	244

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Interest Payments on Corporate Tax Refunds	12,000	10,000	7,000

Climate Leadership Plan – Consumer Rebates	2,000	4,000	2,000

Teachers’ Pre-1992 Pensions - Payments	498,833	498,833	496,250

Public Sector Pension - Payments	60,000	60,000	60,000

Scientific Research and Experimental Development Tax Credit	1,000	500	500

Tax and Revenue Management	590	590	590

Motor Vehicle Accident Claims	39,457	46,457	43,521

Debt Servicing

Debt Servicing Costs	3,326,450	3,266,488	3,021,344

DEPARTMENT NON-CASH AMOUNTS

Amortization

Financial Sector and Pensions	50	50	50

Valuation Adjustments and Other Provisions

Ministry Support Services	500	500	-

Tax and Revenue Management	500	500	500

Motor Vehicle Accident Claims	6,000	6,000	6,000

Corporate Income Tax Allowance Provision	30,000	35,000	20,000

Pension Provisions

Change in Unfunded Pension Obligation	(317,000)	(306,000)	(326,000)
Total	3,660,380	3,622,918	3,331,755

CAPITAL INVESTMENT

DEPARTMENT STATUTORY AMOUNTS

Investment

Ministry Support Services	-	1,000	1,200
Total	-	1,000	1,200

245	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED…continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate

DEPARTMENT STATUTORY AMOUNTS

Loans and Advances

Agriculture Financial Services Corporation	5,968,591	4,768,432	4,918,432

Alberta Petroleum Marketing Commission	5,750,833	5,032,321	6,301,092

Alberta School Foundation Fund	2,472,000	2,498,000	2,661,000

ATB Financial	8,339,393	8,611,236	8,548,576

Balancing Pool	1,101,000	1,693,000	1,623,000

Debt Repayment

Agriculture Financial Services Corporation	5,407,591	4,797,891	4,947,891

Alberta Oil and Gas Orphan Abandonment and Reclamation Association	30,200	30,200	30,200

Alberta Petroleum Marketing Commission	4,421,389	4,655,720	5,924,491

ATB Financial	5,936,770	8,633,707	8,571,047

Balancing Pool	1,668,000	1,813,000	1,743,000
Total	41,095,767	42,533,507	45,268,729

Treasury Board and Finance	246

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2025-26 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate
EXPENSE

Ministry Support Services	8,813	-	-	(211)	8,602

Treasury Board Secretariat	9,339	-	-	-	9,339

Fiscal Planning and Economic Analysis	12,384	-	-	-	12,384

Investment, Treasury and Risk Management	9,516	-	417,666	(178,182)	249,000

Office of the Controller	7,106	-	-	-	7,106

Tax and Revenue Management	35,223	8,090	-	(3,275)	40,038

Financial Sector and Pensions	19,875	60,050	152,282	(42)	232,165

Provincial Bargaining and Compensation Office	4,591	-	-	-	4,591

Public Service Commission	71,098	-	-	(250)	70,848

Communications and Public Engagement	36,200	-	-	-	36,200

AIMCo Investment Management Services	-	-	1,207,200	(219,157)	988,043

Carbon Tax - Consumer Rebates	-	2,000	-	-	2,000

Teachers’ Pre-1992 Pensions - Payments	-	496,250	-	-	496,250

Motor Vehicle Accident Claims	-	49,521	-	-	49,521

Scientific Research and Experimental Development Tax Credits	-	500	-	-	500

Corporate Income Tax Allowance Provision	-	20,000	-	-	20,000

Debt Servicing Costs	-	3,021,344	-	(207,344)	2,814,000

Change in Unfunded Pension Obligation	-	(326,000)	-	-	(326,000)
Total	214,145	3,331,755	1,777,148	(608,461)	4,714,587

CAPITAL INVESTMENT

Ministry Support Services	25	1,200	-	-	1,225

Financial Sector and Pensions	-	-	6,585	-	6,585

Public Service Commission	25	-	-	-	25

Communications and Public Engagement	25	-	-	-	25

AIMCo Investment Management Services	-	-	1,310	-	1,310

Total	75	1,200	7,895	-	9,170

CONTINGENCY	4,000,000	-	-	-	4,000,000

247	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE…continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2025-26 Estimate

EXPENSE

Operating expense	214,145	636,361	1,752,643	(400,817)	2,202,332

Amortization	-	50	24,205	-	24,255

Debt servicing costs - general	-	1,781,344	300	(207,644)	1,574,000

Debt servicing costs - capital plan	-	1,240,000	-	-	1,240,000

Pension provisions	-	(326,000)	-	-	(326,000)

Total	214,145	3,331,755	1,777,148	(608,461)	4,714,587

CAPITAL INVESTMENT	75	1,200	7,895	-	9,170

CONTINGENCY	4,000,000	-	-	-	4,000,000

Treasury Board and Finance	248

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
REVENUE

Personal Income Tax	15,604,000	16,119,993	15,509,644

Corporate Income Tax	7,028,000	7,350,649	6,764,266

Other Taxes	3,103,000	3,098,018	3,177,759

Transfers from Government of Canada	2,006,236	1,998,078	2,094,122

Investment Income	2,752,190	4,678,526	2,469,593

Net Income from Commercial Operations	281,627	297,874	300,005

Premiums, Fees and Licences	245,431	252,913	278,858

AIMCo Investment Management Charges	936,467	946,234	988,343

Other Revenue	104,592	105,556	111,383

Ministry Total	32,061,543	34,847,841	31,693,973

Inter-Ministry Consolidations	(218,129)	(358,330)	(335,872)

Consolidated Total	31,843,414	34,489,511	31,358,101

EXPENSE

Ministry Support Services	8,984	8,984	8,604

Treasury Board Secretariat	7,877	7,877	9,339

Fiscal Planning and Economic Analysis	12,272	12,213	12,384

Investment, Treasury and Risk Management	361,751	393,295	414,759

Office of the Controller	7,026	7,026	7,106

Tax and Revenue Management	45,682	45,582	43,313

Financial Sector and Pensions	205,966	205,663	232,165

Provincial Bargaining and Compensation Office	4,515	4,515	4,591

Public Service Commission	71,098	71,098	71,098

Communications and Public Engagement	36,016	35,908	36,200

AIMCo Investment Management Services	936,167	945,934	988,043

Carbon Tax - Consumer Rebates	2,000	4,000	2,000

Teachers’ Pre-1992 Pensions - Payments	498,833	498,833	496,250

Motor Vehicle Accident Claims	45,457	52,457	49,521

Scientific Research and Experimental Development Tax Credits	1,000	500	500

Corporate Income Tax Allowance Provision	30,000	35,000	20,000

Debt Servicing Costs	3,257,450	3,197,488	2,952,344

Change in Unfunded Pension Obligation	(317,000)	(306,000)	(326,000)

Contingency / Disaster and Emergency Assistance	2,000,000	-	4,000,000

Ministry Total	7,215,094	5,220,373	9,022,217

Inter-Ministry Consolidations	(192,230)	(325,645)	(307,630)

Consolidated Total	7,022,864	4,894,728	8,714,587
Net Operating Result	24,820,550	29,594,783	22,643,514

249	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2024-25 Budget	2024-25 Forecast	2025-26 Estimate
INVESTMENT

Ministry Support Services	25	1,025	1,225

Fiscal Planning and Economic Analysis	-	59	-

Financial Sector and Pensions	7,085	7,964	6,585

Public Service Commission	25	25	25

Communications and Public Engagement	25	133	25

AIMCo Investment Management Services	11,200	6,400	1,310
Consolidated Total	18,360	15,606	9,170

AMORTIZATION	(22,159)	(23,933)	(24,255)
Change in Capital Assets Total	(3,799)	(8,327)	(15,085)

Treasury Board and Finance	250